As filed with the Securities and Exchange Commission on September 26, 2019


                                                               File No. 33-60560
                                                                       811-07618

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 47     X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940


                               Amendment No. 47            X


                          AB MUNICIPAL INCOME FUND II
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672


                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105
                    (Name and address of agent for service)

                          Copies of communications to:
                                 Paul M. Miller
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                              Washington, DC 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)


[_]       immediately upon filing pursuant to paragraph (b)
[X]       on September 30, 2019 pursuant to paragraph (b)
[_]       60 days after filing pursuant to paragraph (a)(1)
[_]       on (date) pursuant to paragraph (a)(1)
[_]       75 days after filing pursuant to paragraph (a)(2)
[_]       on (date) pursuant to paragraph (a)(2) of Rule 485.


[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Shares of beneficial interest.

This Post-Effective Amendment No. 47 relates solely to the Class A, Class B, Class C and Advisor Class shares, as applicable, of the AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio. No information in the Registrant's Registration Statement relating to the other series or classes of the Registrant not included herein is amended or superseded.

[A/B]
[LOGO]/R/


PROSPECTUS  |  SEPTEMBER 30, 2019


AB Municipal Income Portfolios
(Shares Offered--Exchange Ticker Symbol)


    AB National Portfolio                                           AB New Jersey Portfolio
    (Class A-ALTHX; Class B-ALTBX; Class C-ALNCX;                   (Class A-ANJAX; Class B-ANJBX; Class
C-ANJCX)
     Advisor Class-ALTVX)

    AB High Income Municipal Portfolio                              AB New York Portfolio
    (Class A-ABTHX; Class C-ABTFX;                                  (Class A-ALNYX; Class B-ALNBX; Class
C-ANYCX;
     Advisor Class-ABTYX; Class Z-ABTZX)                             Advisor Class-ALNVX)

    AB California Portfolio                                         AB Ohio Portfolio
    (Class A-ALCAX; Class B-ALCBX; Class C-ACACX;                   (Class A-AOHAX; Class B-AOHBX; Class
C-AOHCX)
     Advisor Class-ALCVX)

    AB Arizona Portfolio                                            AB Pennsylvania Portfolio
    (Class A-AAZAX; Class B-AAZBX; Class C-AAZCX)                   (Class A-APAAX; Class B-APABX; Class
C-APACX)

    AB Massachusetts Portfolio                                      AB Virginia Portfolio
    (Class A-AMAAX; Class B-AMABX; Class C-AMACX;                   (Class A-AVAAX; Class B-AVABX; Class
C-AVACX;
     Advisor Class-AMAYX)                                            Advisor Class-AVAYX)

    AB Minnesota Portfolio
    (Class A-AMNAX; Class B-AMNBX; Class C-AMNCX)


Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Portfolios' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Portfolio electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Portfolio at (800) 221-5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Portfolio, you can call the Portfolio at (800) 221-5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Funds you hold.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED

ARE NOT FDIC INSURED
MAY LOSE VALUE
ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                       Page
SUMMARY INFORMATION...................................................   4

  AB NATIONAL PORTFOLIO...............................................   4

  AB HIGH INCOME MUNICIPAL PORTFOLIO..................................   9

  AB CALIFORNIA PORTFOLIO.............................................  14

  AB ARIZONA PORTFOLIO................................................  19

  AB MASSACHUSETTS PORTFOLIO..........................................  24

  AB MINNESOTA PORTFOLIO..............................................  29

  AB NEW JERSEY PORTFOLIO.............................................  34

  AB NEW YORK PORTFOLIO...............................................  39

  AB OHIO PORTFOLIO...................................................  44

  AB PENNSYLVANIA PORTFOLIO...........................................  49

  AB VIRGINIA PORTFOLIO...............................................  54

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS....  60

INVESTING IN THE PORTFOLIOS...........................................  67

  How to Buy Shares...................................................  67

  The Different Share Class Expenses..................................  69

  Sales Charge Reduction Programs for Class A Shares..................  70

  CDSC Waivers and Other Programs.....................................  71

  Choosing a Share Class..............................................  72

  Payments to Financial Advisors and Their Firms......................  72

  How to Exchange Shares..............................................  74

  How to Sell or Redeem Shares........................................  74

  Frequent Purchases and Redemptions of Portfolio Shares..............  75

  How the Portfolios Value Their Shares...............................  76

MANAGEMENT OF THE PORTFOLIOS..........................................  77

DIVIDENDS, DISTRIBUTIONS AND TAXES....................................  79

GENERAL INFORMATION...................................................  81

GLOSSARY..............................................................  82

FINANCIAL HIGHLIGHTS..................................................  83

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........... A-1

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS............................ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C
ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES
SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     3.00%          None            None
None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           3.00%(a)
1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None           None            None
None
-----------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                         CLASS A CLASS B CLASS
C ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%
..45%       .45%
Distribution and/or Service (12b-1) Fees                                                   .25%   1.00%
1.00%       None
Other Expenses:
  Transfer Agent                                                                           .04%    .09%
..04%       .04%
  Other Expenses                                                                           .05%    .05%
..05%       .05%
                                                                                         ------  ------
------     ------
Total Other Expenses                                                                       .09%    .14%
..09%       .09%
                                                                                         ------  ------
------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .79%   1.59%
1.54%       .54%
                                                                                         ======  ======
======     ======
Fee Waiver and/or Expense Reimbursement(c)                                               (.04)%  (.09)%
(.04)%     (.04)%
                                                                                         ------  ------
------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .75%   1.50%
1.50%       .50%
                                                                                         ======  ======
======     ======
------------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                      CLASS A CLASS B CLASS C
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
After 1 Year                                                                          $  374  $  453  $  253
$ 51
After 3 Years                                                                         $  541  $  593  $  483
$169
After 5 Years                                                                         $  722  $  857  $  836
$298
After 10 Years                                                                        $1,245  $1,469  $1,831
$673
---------------------------------------------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                                                CLASS B CLASS
C
---------------------------------------------------------------------------------------------------------------
After 1 Year                                                                                    $  153  $  153
After 3 Years                                                                                   $  493  $  483
After 5 Years                                                                                   $  857  $  836
After 10 Years                                                                                  $1,469  $1,831
---------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. The Portfolio may invest more than 25% of its assets in a single state.

The Portfolio may also invest in:

..  forward commitments;

..  tender option bonds ("TOBs");

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.93%.

                                    [CHART]

                               Calendar Year End (%)

  09       10       11       12      13      14     15     16      17      18
------  -------  -------  -------  ------  ------  -----  -----  ------  -------
16.86%    3.54%   10.71%   8.48%   -4.39%  10.03%  2.94%  0.34%   5.74%   0.24%




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 7.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.11%, 4TH QUARTER, 2016.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               -2.77%  3.17%   4.96%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               -2.78%  3.16%   4.95%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  -0.52%  3.18%   4.75%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               -3.52%  3.01%   4.86%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               -1.58%  3.01%   4.53%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                                0.49%  4.06%   5.58%
----------------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                 1.28%  3.82%   4.85%
----------------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the expenses of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB HIGH INCOME MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                               CLASS A CLASS C   ADVISOR CLASS
CLASS Z
                                                                               SHARES  SHARES       SHARES
SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             3.00%   None         None
None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or
redemption proceeds, whichever is lower)                                        None    1.00%(a)     None
None
----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                    None    None         None
None
----------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                 CLASS A CLASS C ADVISOR CLASS
CLASS Z
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                    .50%    .50%       .50%
..50%
Distribution and/or Service (12b-1) Fees                                           .25%   1.00%       None
None
Other Expenses:
 Transfer Agent                                                                    .03%    .03%       .03%
..02%
 Interest Expense                                                                  .07%    .07%       .07%
..07%
 Other Expenses                                                                    .03%    .03%       .03%
..03%
                                                                                 ------  ------     ------
------
Total Other Expenses                                                               .13%    .13%       .13%
..12%
                                                                                 ------  ------     ------
------
Total Annual Portfolio Operating Expenses Including Interest Expense Before
 Waiver                                                                            .88%   1.63%       .63%
..62%
                                                                                 ======  ======     ======
======
Fee Waiver and/or Expense Reimbursement(b)                                       (.01)%  (.01)%     (.01)%
(.00)%
                                                                                 ------  ------     ------
------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee
 Waiver and/or Expense Reimbursement(c)                                            .87%   1.62%       .62%
..62%
                                                                                 ======  ======     ======
======
----------------------------------------------------------------------------------------------------------------------


(a)For Class C shares, the contingent deferred sales charge, or CDSC, is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(b)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(c)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS C ADVISOR CLASS CLASS Z
-------------------------------------
 .80%    1.55%      .55%       .55%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                            CLASS A CLASS C ADVISOR CLASS
CLASS Z
-----------------------------------------------------------------------------------------------------------------
After 1 Year                                                                $  386  $  265*     $ 63       $
63
After 3 Years                                                               $  571  $  513      $201
$199
After 5 Years                                                               $  772  $  886      $350
$346
After 10 Years                                                              $1,351  $1,932      $785
$774
-----------------------------------------------------------------------------------------------------------------


* If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 23% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest without limit in lower-rated securities ("junk bonds"), which may include securities having the lowest rating, and in unrated securities that, in the Adviser's judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities;

..  certain types of mortgage-related securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of tender option bonds ("TOBs") and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES RISK: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.


.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 7.12%.

                                    [CHART]

                              Calendar Year End (%)

  09       10       11       12      13      14     15     16      17      18
------  -------  -------  -------  ------  ------  -----  -----  ------  -------
 n/a      n/a     12.92%   16.61%  -7.95%  17.20%  5.31%  -0.15%  9.91%   0.84%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.45%, 1ST QUARTER, 2014; AND WORST QUARTER WAS DOWN -6.66%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                                  SINCE
                                                                                 1 YEAR 5 YEARS INCEPTION*
----------------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                               -2.22%  5.79%    5.76%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                               -2.28%  5.73%    5.66%
               -------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Portfolio Shares   0.32%  5.48%    5.51%
----------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                               -0.88%  5.66%    5.37%
----------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                                1.00%  6.72%    6.41%
----------------------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                                1.07%  6.70%    6.39%
----------------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                               1.28%  3.82%    3.96%
----------------------------------------------------------------------------------------------------------


* Inception date for Class A, Class C and Advisor Class shares: 1/26/2010. Inception date for Class Z shares: 9/28/2018. Performance information for periods prior to the inception of Class Z shares is the performance of the Portfolio's Class A shares adjusted to reflect the expenses of Class Z shares.

** After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2010      Senior Vice President of the Adviser

Terrance T. Hults                Since 2010      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax and California personal income tax, that is available without assuming what the Adviser considers to be undue risk to income or principal.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C
ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES
SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     3.00%          None            None
None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           3.00%(a)
1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None           None            None
None
-----------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                              CLASS A CLASS B
CLASS C
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                 .45%    .45%
..45%
Distribution and/or Service (12b-1) Fees                                                        .25%   1.00%
1.00%
Other Expenses:
  Transfer Agent                                                                                .03%    .09%
..03%
  Interest Expense                                                                              .01%    .01%
..01%
  Other Expenses                                                                                .06%    .05%
..06%
                                                                                              ------  ------
------
Total Other Expenses                                                                            .10%    .15%
..10%
                                                                                              ------  ------
------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver              .80%   1.60%
1.55%
                                                                                              ======  ======
======
Fee Waiver and/or Expense Reimbursement(c)                                                    (.04)%  (.09)%
(.04)%
                                                                                              ------  ------
------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or
 Expense Reimbursement(d)                                                                       .76%   1.51%
1.51%
                                                                                              ======  ======
======
----------------------------------------------------------------------------------------------------------------------


                                                                                              ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Management Fees                                                                                    .45%
Distribution and/or Service (12b-1) Fees                                                           None
Other Expenses:
  Transfer Agent                                                                                   .03%
  Interest Expense                                                                                 .01%
  Other Expenses                                                                                   .06%
                                                                                                 ------
Total Other Expenses                                                                               .10%
                                                                                                 ------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver                 .55%
                                                                                                 ======
Fee Waiver and/or Expense Reimbursement(c)                                                       (.04)%
                                                                                                 ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or
 Expense Reimbursement(d)                                                                          .51%
                                                                                                 ======
-----------------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------
 .75%    1.50%   1.50%      .50%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  375  $  454  $  254      $ 52
After 3 Years                            $  544  $  596  $  486      $172
After 5 Years                            $  727  $  862  $  841      $303
After 10 Years                           $1,256  $1,480  $1,842      $685
------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  154  $  154
After 3 Years                                                $  496  $  486
After 5 Years                                                $  862  $  841
After 10 Years                                               $1,480  $1,842
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 13% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax.

The Portfolio may also invest in:

..  forward commitments;

..  tender option bonds ("TOBs");

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in California municipal securities may be vulnerable to events adversely affecting its economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. However, there remain a number of risks that threaten the state's economy, including the threat of recession, potentially unfavorable changes to federal policies, the uncertain impact of changes in federal tax law and trade policy, and significant unfunded liabilities of the two main retirement systems managed by state entities, the California Public Employees Retirement System and the California State Teachers' Retirement System. California's economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.75%.

                                    [CHART]

                             Calendar Year End (%)

  09      10      11      12      13      14      15      16      17      18
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
14.03%   3.67%  10.74%   7.70%  -3.15%  10.47%   3.17%  -0.42%   5.53%   0.29%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.64%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.33%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               -2.74%  3.11%   4.75%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               -2.75%  3.08%   4.72%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  -0.31%  3.17%   4.57%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               -3.37%  2.99%   4.64%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               -1.52%  2.97%   4.31%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                                0.54%  4.00%   5.37%
----------------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                 1.28%  3.82%   4.85%
----------------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the expenses of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Arizona personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                       SHARES    TO NEW INVESTORS)    SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     3.00%          None            None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           3.00%(a)
1.00%(b)
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None           None            None
---------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                                      CLASS A
CLASS B CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                         .45%
..45%    .45%
Distribution and/or Service (12b-1) Fees                                                                .25%
1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                                        .04%
..29%    .04%
  Interest Expense                                                                                      .00%
..01%    .00%
  Other Expenses                                                                                        .27%
..25%    .27%
                                                                                                      ------
------  ------
Total Other Expenses                                                                                    .31%
..55%    .31%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver                     1.01%
2.00%   1.76%
                                                                                                      ======
======  ======
Fee Waiver and/or Expense Reimbursement(c)                                                            (.23)%
(.46)%  (.23)%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or Expense
 Reimbursement(d)                                                                                       .78%
1.54%   1.53%
                                                                                                      ======
======  ======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C
-----------------------
 .78%    1.53%   1.53%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                        CLASS A CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                            $  377  $  503  $  256
After 3 Years                                           $  590  $  631  $  532
After 5 Years                                           $  819  $  883  $  933
After 10 Years                                          $1,479  $1,602  $2,054
-------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                CLASS B CLASS C
-------------------------------------------------------------------------------
After 1 Year                                                    $  203  $  156
After 3 Years                                                   $  531  $  532
After 5 Years                                                   $  883  $  933
After 10 Years                                                  $1,602  $2,054
-------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Arizona or municipal securities with interest that is otherwise exempt from Arizona state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Arizona municipal securities are vulnerable to events adversely affecting its economy. The leading sectors of Arizona's economy include the services, healthcare, trade and leisure/hospitality sectors. Construction is also an important sector due to the rapid growth of Arizona's population in recent years. These sectors are particularly vulnerable to times of impaired consumer and business spending. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.69%.

                                    [CHART]

                             Calendar Year End (%)

  09       10       11       12      13      14     15     16      17      18
------  -------  -------  -------  ------  ------  -----  -----  ------  -------
14.12%   2.17%    9.21%    6.88%   -3.36%   8.83%  3.55%  0.86%   5.01%   0.74%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.95%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.70%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               -2.24%  3.12%   4.37%
          ----------------------------------------------------------------- ------ ------- --------
          Return After Taxes on Distributions                               -2.26%  3.11%   4.35%
          ----------------------------------------------------------------- ------ ------- --------
          Return After Taxes on Distributions and Sale of Portfolio Shares  -0.19%  3.14%   4.24%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               -2.95%  3.02%   4.25%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               -0.99%  3.02%   3.96%
---------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                          1.28%  3.82%   4.85%
---------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                   CLASS B SHARES
                                                                       CLASS A (NOT CURRENTLY OFFERED CLASS C
ADVISOR CLASS
                                                                       SHARES    TO NEW INVESTORS)    SHARES
SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                     3.00%          None            None
None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever
is lower)                                                               None           3.00%(a)
1.00%(b)     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                            None           None            None
None
-----------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                           CLASS A CLASS B
CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                              .45%    .45%
..45%       .45%
Distribution and/or Service (12b-1) Fees                                                     .25%   1.00%
1.00%       None
Other Expenses:
 Transfer Agent                                                                              .03%    .08%
..03%       .03%
 Interest Expense                                                                            .01%    .01%
..01%       .01%
 Other Expenses                                                                              .16%    .15%
..16%       .16%
                                                                                           ------  ------
------     ------
Total Other Expenses                                                                         .20%    .24%
..20%       .20%
                                                                                           ------  ------
------     ------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver           .90%   1.69%
1.65%       .65%
                                                                                           ======  ======
======     ======
Fee Waiver and/or Expense Reimbursement(c)                                                 (.12)%  (.16)%
(.12)%     (.12)%
                                                                                           ------  ------
------     ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver
 and/or Expense Reimbursement(d)                                                             .78%   1.53%
1.53%       .53%
                                                                                           ======  ======
======     ======
--------------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------
 .77%    1.52%   1.52%      .52%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  377  $  456  $  256      $ 54
After 3 Years                            $  567  $  617  $  509      $196
After 5 Years                            $  772  $  903  $  886      $350
After 10 Years                           $1,364  $1,581  $1,944      $799
------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  156  $  156
After 3 Years                                                $  517  $  509
After 5 Years                                                $  903  $  886
After 10 Years                                               $1,581  $1,944
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Massachusetts or municipal securities with interest that is otherwise exempt from Massachusetts state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Massachusetts municipal securities are vulnerable to events adversely affecting its economy, which is relatively diverse and based on education, healthcare, financial services, professional and business services and technology. Massachusetts has a high degree of job stability and an educated work force due to its large concentration of colleges and universities but the high cost of doing business in Massachusetts may serve as an impediment to job creation. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.73%.

                                    [CHART]

                             Calendar Year End (%)

  09      10      11      12      13      14      15       16      17      18
------  ------  ------  ------  ------  ------  ------   ------  ------   ------
10.96%   1.84%  10.94%   7.65%  -4.29%   8.34%   3.35%    0.04%   4.48%   -0.13%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.70%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               -3.14%  2.54%   3.89%
                 ----------------------------------------------------------------- ------ ------- --------
                 Return After Taxes on Distributions                               -3.14%  2.50%   3.83%
                 ----------------------------------------------------------------- ------ ------- --------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  -0.71%  2.65%   3.78%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               -3.70%  2.44%   3.78%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               -1.85%  2.42%   3.47%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                                0.21%  3.43%   4.47%
----------------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                 1.28%  3.82%   4.85%
----------------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception Date for Advisor Class shares: 7/25/2016. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the expenses of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Minnesota personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED
CLASS C
                                                                                SHARES    TO NEW INVESTORS)
SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%          None
None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)
1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None           None
None
------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                                      CLASS A
CLASS B CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                         .45%
..45%    .45%
Distribution and/or Service (12b-1) Fees                                                                .25%
1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                                        .06%
..11%    .07%
  Interest Expense                                                                                      .02%
..02%    .02%
  Other Expenses                                                                                        .49%
..49%    .48%
                                                                                                      ------
------  ------
Total Other Expenses                                                                                    .57%
..62%    .57%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver                     1.27%
2.07%   2.02%
                                                                                                      ======
======  ======
Fee Waiver and/or Expense Reimbursement(c)                                                            (.40)%
(.45)%  (.40)%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or Expense
 Reimbursement(d)                                                                                       .87%
1.62%   1.62%
                                                                                                      ======
======  ======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C
-----------------------
 .85%    1.60%   1.60%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------
After 1 Year                                          $  386  $  465  $  265
After 3 Years                                         $  652  $  705  $  595
After 5 Years                                         $  939  $1,072  $1,051
After 10 Years                                        $1,754  $1,969  $2,316
-----------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  165  $  165
After 3 Years                                                $  605  $  595
After 5 Years                                                $1,072  $1,051
After 10 Years                                               $1,969  $2,316
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Minnesota or municipal securities with interest that is otherwise exempt from Minnesota state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Minnesota municipal securities may be vulnerable to events adversely affecting its economy. Minnesota's economy is diverse, but there are employment concentrations in the fabricated metals, machinery, computers and electronics categories of the durable goods sector and in the specialty trade contractors category of the construction sector, which are vulnerable during general economic downturns. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.57%.

                                    [CHART]

                              Calendar Year End (%)

  09      10       11       12      13      14      15      16      17      18
------  ------   ------   ------  ------  ------  ------  ------  ------  ------
11.66%   1.25%   10.39%    5.65%  -2.82%   8.00%   2.57%   0.46%   4.46%   0.31%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.19%, 1ST QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.03%, 4TH QUARTER, 2010.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               -2.72%  2.50%   3.78%
          -------------------------------------------------------------------------------- --------
          Return After Taxes on Distributions                               -2.73%  2.42%   3.71%
          -------------------------------------------------------------------------------- --------
          Return After Taxes on Distributions and Sale of Portfolio Shares  -0.54%  2.57%   3.65%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               -3.46%  2.38%   3.68%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               -1.42%  2.36%   3.36%
---------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                          1.28%  3.82%   4.85%
---------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of New Jersey personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED
CLASS C
                                                                                SHARES    TO NEW INVESTORS)
SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%          None
None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)
1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None           None
None
------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                                      CLASS A
CLASS B CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                         .45%
..45%    .45%
Distribution and/or Service (12b-1) Fees                                                                .25%
1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                                        .05%
..10%    .05%
  Interest Expense                                                                                      .02%
..00%    .02%
  Other Expenses                                                                                        .30%
..29%    .30%
                                                                                                      ------
------  ------
Total Other Expenses                                                                                    .37%
..39%    .37%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver                     1.07%
1.84%   1.82%
                                                                                                      ======
======  ======
Fee Waiver and/or Expense Reimbursement(c)                                                            (.23)%
(.27)%  (.23)%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or Expense
 Reimbursement(d)                                                                                       .84%
1.57%   1.59%
                                                                                                      ======
======  ======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C
-----------------------
 .82%    1.57%   1.57%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------
After 1 Year                                          $  383  $  460  $  262
After 3 Years                                         $  608  $  652  $  550
After 5 Years                                         $  851  $  970  $  964
After 10 Years                                        $1,546  $1,749  $2,118
-----------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  160  $  162
After 3 Years                                                $  552  $  550
After 5 Years                                                $  970  $  964
After 10 Years                                               $1,749  $2,118
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New Jersey or municipal securities with interest that is otherwise exempt from New Jersey state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New Jersey municipal securities may be vulnerable to events adversely affecting its economy. New Jersey's economy is a diverse mix of pharmaceuticals and life sciences, financial services, advanced manufacturing, information technology, and transportation and logistics industries. However, adverse events affecting these industries will have a negative effect on New Jersey's economy. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.90%.

                                    [CHART]

                             Calendar Year End (%)

  09      10      11      12       13      14       15     16      17      18
------  ------  ------  ------  -------  -------  ------  -----  ------  -------
13.97%   3.34%   9.34%   7.37%   -3.84%   7.74%    3.03%  0.75%   6.45%   0.53%




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 6.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.71%, 4TH QUARTER, 2016.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               -2.45%  3.03%   4.43%
          -------------------------------------------------------------------------------- --------
          Return After Taxes on Distributions                               -2.46%  3.01%   4.40%
          -------------------------------------------------------------------------------- --------
          Return After Taxes on Distributions and Sale of Portfolio Shares  -0.20%  3.10%   4.30%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               -3.19%  2.90%   4.32%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               -1.20%  2.87%   4.00%
---------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                          1.28%  3.82%   4.85%
---------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB NEW YORK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and New York State and City income tax that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED
CLASS C
                                                                                SHARES    TO NEW INVESTORS)
SHARES
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%          None
None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)
1.00%(b)
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None           None
None
-------------------------------------------------------------------------------------------------------------------------

                                                                                ADVISOR CLASS
                                                                                   SHARES
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                        None
---------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                              CLASS A CLASS B
CLASS C
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                 .45%    .45%
..45%
Distribution and/or Service (12b-1) Fees                                                        .25%   1.00%
1.00%
Other Expenses:
  Transfer Agent                                                                                .03%    .04%
..03%
  Interest Expense                                                                              .01%    .01%
..01%
  Other Expenses                                                                                .08%    .07%
..08%
                                                                                              ------  ------
------
Total Other Expenses                                                                            .12%    .12%
..12%
                                                                                              ------  ------
------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver              .82%   1.57%
1.57%
                                                                                              ======  ======
======
Fee Waiver and/or Expense Reimbursement(c)                                                    (.06)%  (.06)%
(.06)%
                                                                                              ------  ------
------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or
 Expense Reimbursement(d)                                                                       .76%   1.51%
1.51%
                                                                                              ======  ======
======
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                              ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Management Fees                                                                                    .45%
Distribution and/or Service (12b-1) Fees                                                           None
Other Expenses:
  Transfer Agent                                                                                   .03%
  Interest Expense                                                                                 .01%
  Other Expenses                                                                                   .08%
                                                                                                 ------
Total Other Expenses                                                                               .12%
                                                                                                 ------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver                 .57%
                                                                                                 ======
Fee Waiver and/or Expense Reimbursement(c)                                                       (.06)%
                                                                                                 ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or
 Expense Reimbursement(d)                                                                          .51%
                                                                                                 ======
-----------------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------
 .75%    1.50%   1.50%      .50%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------
After 1 Year                             $  375  $  454  $  254      $ 52
After 3 Years                            $  548  $  590  $  490      $177
After 5 Years                            $  736  $  849  $  849      $312
After 10 Years                           $1,278  $1,475  $1,862      $708
------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  154  $  154
After 3 Years                                                $  490  $  490
After 5 Years                                                $  849  $  849
After 10 Years                                               $1,475  $1,862
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 15% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New York or municipal securities with interest that is otherwise exempt from New York state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New York municipal securities may be vulnerable to events adversely affecting its economy. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing about one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as those that occurred in 2008-2009. In addition, as New York's financial services and professional and business services sectors serve a global market, they can be highly sensitive to global trends. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.97%.

                                    [CHART]

                             Calendar Year End (%)

  09      10       11       12      13      14      15      16      17      18
------  ------   ------   ------  ------  ------  ------  ------  ------  ------
13.00%   2.67%    9.56%    6.41%  -4.50%   8.15%   3.13%   0.11%   5.47%   0.11%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.36%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.00%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               -2.90%  2.71%   3.97%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               -2.91%  2.70%   3.96%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  -0.57%  2.80%   3.88%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               -3.66%  2.57%   3.85%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               -1.62%  2.59%   3.55%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                                0.36%  3.61%   4.59%
----------------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                 1.28%  3.82%   4.85%
----------------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 8/6/08. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the expenses of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB OHIO PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Ohio personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED
CLASS C
                                                                                SHARES    TO NEW INVESTORS)
SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%          None
None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)
1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None           None
None
------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                                      CLASS A
CLASS B CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                         .45%
..45%    .45%
Distribution and/or Service (12b-1) Fees                                                                .25%
1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                                        .05%
..11%    .05%
  Interest Expense                                                                                      .01%
..02%    .01%
  Other Expenses                                                                                        .35%
..35%    .35%
                                                                                                      ------
------  ------
Total Other Expenses                                                                                    .41%
..48%    .41%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver                     1.11%
1.93%   1.86%
                                                                                                      ======
======  ======
Fee Waiver and/or Expense Reimbursement(c)                                                            (.30)%
(.36)%  (.30)%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or Expense
 Reimbursement(d)                                                                                       .81%
1.57%   1.56%
                                                                                                      ======
======  ======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C
-----------------------
 .80%    1.55%   1.55%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------
After 1 Year                                          $  380  $  460  $  259
After 3 Years                                         $  613  $  671  $  556
After 5 Years                                         $  865  $1,009  $  978
After 10 Years                                        $1,585  $1,814  $2,155
-----------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  160  $  159
After 3 Years                                                $  571  $  556
After 5 Years                                                $1,009  $  978
After 10 Years                                               $1,814  $2,155
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Ohio or municipal securities with interest that is otherwise exempt from Ohio state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Ohio municipal securities may be vulnerable to events adversely affecting its economy. Ohio's economy is heavily reliant on manufacturing, particularly the automobile and related products industries, which were severely affected by the downturn in economic conditions in 2008-2009 but have since recovered, but the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors, including the business services sectors. Adverse economic conditions can adversely affect the state's economy and employment rates. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.35%.

                                    [CHART]

                               Calendar Year End (%)

  09       10       11       12      13      14     15     16      17      18
------  -------  -------  -------  ------  ------  -----  -----  ------  -------
 11.94%  3.37%    7.99%    6.14%   -5.42%   7.95%  3.41%  0.51%   4.89%   0.45%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.82%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.44%, 4TH QUARTER, 2016.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               -2.57%  2.77%   3.70%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               -2.57%  2.74%   3.66%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares  -0.39%  2.81%   3.64%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               -3.23%  2.65%   3.59%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               -1.37%  2.62%   3.28%
---------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                          1.28%  3.82%   4.85%
---------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED
CLASS C
                                                                                SHARES    TO NEW INVESTORS)
SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%          None
None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           3.00%(a)
1.00%(b)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None           None
None
------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                                      CLASS A
CLASS B CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                         .45%
..45%    .45%
Distribution and/or Service (12b-1) Fees                                                                .25%
1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                                        .06%
..19%    .06%
  Interest Expense                                                                                      .01%
..01%    .01%
  Other Expenses                                                                                        .35%
..35%    .35%
                                                                                                      ------
------  ------
Total Other Expenses                                                                                    .42%
..55%    .42%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver                     1.12%
2.00%   1.87%
                                                                                                      ======
======  ======
Fee Waiver and/or Expense Reimbursement(c)                                                            (.26)%
(.39)%  (.26)%
                                                                                                      ------
------  ------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee Waiver and/or Expense
 Reimbursement(d)                                                                                       .86%
1.61%   1.61%
                                                                                                      ======
======  ======
-----------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C
-----------------------
 .85%    1.60%   1.60%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      CLASS A CLASS B CLASS C
-----------------------------------------------------------------------------
After 1 Year                                          $  385  $  464  $  264
After 3 Years                                         $  620  $  690  $  563
After 5 Years                                         $  874  $1,042  $  987
After 10 Years                                        $1,600  $1,858  $2,169
-----------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  164  $  164
After 3 Years                                                $  590  $  563
After 5 Years                                                $1,042  $  987
After 10 Years                                               $1,858  $2,169
----------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Pennsylvania or municipal securities with interest that is otherwise exempt from Pennsylvania state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Pennsylvania municipal securities may be vulnerable to events adversely affecting its economy. Pennsylvania's economy has become more diverse, shifting from the coal, steel, and railroad industries. Currently, the major sources of growth in Pennsylvania are in the service sector, including healthcare, leisure-hospitality, transport and storage. However, the state is vulnerable to business downturns and decreased capital spending. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.79%.

                                    [CHART]

                             Calendar Year End (%)

  09      10      11      12      13      14      15       16      17       18
------  ------  ------  ------  ------  ------  ------   ------  ------   ------
14.44%   3.46%   9.77%   6.51%  -4.07%   8.93%   3.21%    0.42%   5.27%    0.32%




During the period shown in the bar chart, the Portfolio's:


BEST QUARTER WAS UP 6.86%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.39%, 4TH QUARTER, 2016.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               -2.73%  2.95%   4.38%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               -2.74%  2.94%   4.33%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares  -0.44%  2.98%   4.21%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               -3.45%  2.81%   4.26%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               -1.41%  2.83%   3.95%
---------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                          1.28%  3.82%   4.85%
---------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III     Since 2002      Senior Vice President of the Adviser

Terrance T. Hults                Since 1995      Senior Vice President of the Adviser

Matthew J. Norton                Since 2016      Senior Vice President of the Adviser

Andrew D. Potter                 Since 2018      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

AB VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Virginia personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs for Class A Shares on page 70 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 148 of the Portfolio's Statement of Additional Information ("SAI").


You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                       CLASS B SHARES
                                                                           CLASS A (NOT CURRENTLY OFFERED
CLASS C   ADVISOR CLASS
                                                                           SHARES    TO NEW INVESTORS)
SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                         3.00%          None
None         None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is
lower)                                                                      None           3.00%(a)
1.00%(b)     None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                None           None
None         None
---------------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                     CLASS A CLASS B CLASS C
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .45%    .45%    .45%
..45%
Distribution and/or Service (12b-1) Fees                                               .25%   1.00%   1.00%
None
Other Expenses:
 Transfer Agent                                                                        .04%    .09%    .04%
..04%
 Interest Expense                                                                      .01%    .01%    .01%
..01%
 Other Expenses                                                                        .15%    .16%    .16%
..15%
                                                                                     ------  ------  ------
------
Total Other Expenses                                                                   .20%    .26%    .21%
..20%
                                                                                     ------  ------  ------
------
Total Annual Portfolio Operating Expenses Including Interest Expense Before Waiver     .90%   1.71%   1.66%
..65%
                                                                                     ======  ======  ======
======
Fee Waiver and/or Expense Reimbursement(c)                                           (.09)%  (.15)%  (.10)%
(.09)%
                                                                                     ------  ------  ------
------
Total Annual Portfolio Operating Expenses Including Interest Expense After Fee
 Waiver and/or Expense Reimbursement(d)                                                .81%   1.56%   1.56%
..56%
                                                                                     ======  ======  ======
======
--------------------------------------------------------------------------------------------------------------------------



(a)Class B shares automatically convert to Class A shares after six years or on November 7, 2019, whichever is earlier. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.


(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.


(c)The fee waiver and/or expense reimbursement agreement will remain in effect until September 30, 2020 and will be automatically extended for one-year terms thereafter unless terminated by the Adviser upon 60 days' notice to the Portfolio prior to that date.

(d)If interest expense were excluded, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement would be as follows:



CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------
 .80%    1.55%   1.55%      .55%

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that any fee waiver and/or expense limitation remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                           CLASS A CLASS B
CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------------
After 1 Year                                                                               $  380  $  459  $
259      $ 57
After 3 Years                                                                              $  570  $  624  $
514      $199
After 5 Years                                                                              $  775  $  914  $
893      $353
After 10 Years                                                                             $1,367  $1,599
$1,957      $802
--------------------------------------------------------------------------------------------------------------------------------


For the shares classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                                                                CLASS B CLASS
C
---------------------------------------------------------------------------------------------------------------
After 1 Year                                                                                    $  159  $  159
After 3 Years                                                                                   $  524  $  514
After 5 Years                                                                                   $  914  $  893
After 10 Years                                                                                  $1,594  $1,957
---------------------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Virginia or municipal securities with interest that is otherwise exempt from Virginia state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

..  derivatives, such as options, futures contracts, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Virginia municipal securities may be vulnerable to events adversely affecting its economy. Virginia has a highly diversified economy, with professional and business activities, education and health, and leisure and hospitality as major components. The U.S. Government, both military and civilian, plays a large role in its economy. The state benefits from increases in U.S. Government spending but is vulnerable to spending decreases. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

  Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.


  The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico's downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

.. TAX RISK: There is no guarantee that the income on the Portfolio's municipal securities will be exempt from regular federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio's net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio's yield.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. DURATION RISK: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.


.. ILLIQUID INVESTMENTS RISK: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2019, the year-to-date unannualized return for Class A shares was 4.69%.

                                    [CHART]

                             Calendar Year End (%)

  09      10      11      12      13      14      15       16       17      18
------  ------  ------  ------  ------  ------  ------   ------  ------   ------
14.54%   2.70%  10.72%   7.15%  -4.90%   9.39%   3.12%   0.65%    5.00%    0.25%




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.98%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.03%, 2ND QUARTER, 2013.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2018)



                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               -2.80%  2.99%   4.40%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               -2.81%  2.95%   4.33%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  -0.54%  2.99%   4.21%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               -3.52%  2.87%   4.29%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               -1.56%  2.88%   3.99%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                                0.50%  3.91%   4.99%
----------------------------------------------------------------------------------------------------------
Bloomberg Barclays Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                 1.28%  3.82%   4.85%
----------------------------------------------------------------------------------------------------------


*  After-tax Returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 7/25/2016. Performance information for period prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the expenses of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


EMPLOYEE                      LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III  Since 2002         Senior Vice President of the Adviser

Terrance T. Hults             Since 1995         Senior Vice President of the Adviser

Matthew J. Norton             Since 2016         Senior Vice President of the Adviser

Andrew D. Potter              Since 2018         Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

                                                                     INITIAL           SUBSEQUENT
------------------------------------------------------------------------------------------------------------
Class A/Class C shares, including traditional IRAs and Roth IRAs     $2,500                $50
(Class B shares are not currently offered to new investors)
------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                 $50
                                                                                If initial investment is
                                                                               less than $2,500, then $200
                                                                              monthly until account balance
                                                                                     reaches $2,500
------------------------------------------------------------------------------------------------------------
Advisor Class shares (only available to fee-based programs or         None                None
through other limited arrangements and certain commission-based brokerage arrangements)
------------------------------------------------------------------------------------------------------------
Class A and Class Z shares are available at NAV, without an initial   None                None
sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b)
plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee-based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of the
Portfolio.
------------------------------------------------------------------------------------------------------------


You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((800) 221-5672).


     .   TAX INFORMATION

The Portfolios may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolios anticipate that substantially all of their income dividends will be exempt from regular federal income tax and, for Portfolios that invest in a named state, relevant state and local personal income taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks, including principal and non-principal strategies and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices; additional descriptions of each Portfolio's risks and investments can be found in the Portfolios' SAI.

MUNICIPAL SECURITIES. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable-rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest without limit in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Portfolio may invest without limit its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Bonds of certain sectors have special risks. For example, the healthcare industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.


The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's Investors Service ("Moody's"), or A or BBB by S&P Global Ratings ("S&P") or Fitch Ratings ("Fitch"). It is expected that normally no Portfolio, except the AB HIGH INCOME MUNICIPAL PORTFOLIO, will retain a municipal security downgraded below C by Moody's or CCC by S&P or Fitch, an unrated municipal security determined by the Adviser to have undergone similar credit quality deterioration, or a defaulted municipal security. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of a Portfolio and its shareholders; provided, however, that securities downgraded to below C by Moody's or CCC by S&P or Fitch or defaulted municipal securities will at no time comprise more than 10% of the net assets of a Portfolio, except the AB HIGH INCOME MUNICIPAL PORTFOLIO.


INVESTMENT IN BELOW INVESTMENT GRADE SECURITIES. A Portfolio may invest in below investment grade taxable and tax-exempt securities. Investments in these securities may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities.

UNRATED SECURITIES. Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations or the protections afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.



INSURED SECURITIES. The Portfolios may purchase municipal securities that are insured as to the payment of principal and interest under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most insurers, insurance has less value than it did in the past. In general, the market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.


If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of the Portfolios' fiscal years ended in 2019, the Portfolios' percentage of total investments in insured bonds and the respective amounts of which are pre-refunded bonds (bonds that are backed or secured by U.S. Treasury bonds) were as follows:



                         INSURED PRE-REFUNDED
PORTFOLIO                 BONDS     BONDS
---------------------------------------------
National Portfolio         3.36%     0.08%
High Income Portfolio      2.12      0.00
California Portfolio       4.06      0.12
Arizona Portfolio         10.46      0.00
Massachusetts Portfolio    4.81      0.00
Minnesota Portfolio        1.82      0.00
New Jersey Portfolio      25.29     11.70
New York Portfolio         2.99      0.00
Ohio Portfolio             2.23      0.00
Pennsylvania Portfolio    13.28      1.69
Virginia Portfolio         2.24      0.00


The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The underlying credit quality of the issuers of the insured municipal securities (generally investment grade) reduces the risk of a significant reduction in the value of the insured municipal security.

DERIVATIVES. Each Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Portfolio's derivative trade counterparty is an exchange or clearinghouse, and non-cleared, bilateral "over-the-counter" transactions where a Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are privately negotiated.


A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out an unfavorable position and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or in the case of a non-deliverable forward, by a cash payment at maturity.

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered or uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures contracts or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member
   FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. The Securities and Exchange Commission (the "SEC") may adopt similar clearing requirements in respect of security-based swaps. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.


   There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap or floor transactions may be used in an effort to preserve a return or spread on a particular investment or portion of a Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income.


 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements may be expected to increase if unexpected inflation increases. A Portfolio will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

FORWARD COMMITMENTS. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.


ILLIQUID SECURITIES. Each Portfolio limits its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the "1940 Act"), the term "illiquid securities" means any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be more difficult to trade than other types of securities.


INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES. Each of the Portfolios may invest in shares of exchange-traded funds ("ETFs"), subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.


Each Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Portfolio's investment in other investment companies, including ETFs, subjects the Portfolio indirectly to the underlying risks of those investment companies.

MORTGAGE-RELATED, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES. A Portfolio may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include "extension risk", which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and "prepayment risk", which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.

PREFERRED STOCK. Each Portfolio may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS. A Portfolio may enter into repurchase agreements. In a repurchase agreement transaction the Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which the Portfolio will sell the collateral back is specified in advance, the Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Portfolio would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

SHORT SALES. A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or that pays a coupon that is high in relative and/or absolute terms, or that is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.


STRUCTURED PRODUCTS. A Portfolio may invest in certain hybrid derivatives-type instruments that combine features of a stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes, commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

A Portfolio may also invest in certain hybrid derivatives-type instruments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These instruments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.


TENDER OPTION BOND TRANSACTIONS. A Portfolio, including, in particular, the AB HIGH INCOME MUNICIPAL PORTFOLIO, may enter into TOBs in which a Portfolio may sell a municipal security to a special purpose vehicle, which is generally organized as a trust (the "Trust"). The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities that pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as "floaters") are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the Trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk. For a discussion of the risks of TOBs, see "Borrowings and Leverage" below.

VARIABLE, FLOATING AND INVERSE FLOATING-RATE INSTRUMENTS. Variable and floating-rate securities pay interest at rates that are adjusted periodically according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating-rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON SECURITIES. Zero-coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

BORROWINGS AND LEVERAGE. A Portfolio may use borrowings for investment purposes subject to its investment policies and procedures and to applicable regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Likewise, a Portfolio's use of certain derivatives may effectively leverage the Portfolio's portfolio. A Portfolio may use leverage for investment purposes by entering into transactions such as TOB transactions and certain derivatives. This means that the Portfolio uses cash made available during the term of these transactions to make other investments.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolios' shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect of changes in the value of the Portfolio's assets on its NAV. In the case of borrowings for investment purposes, so long as a Portfolio is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Portfolio's shareholders to realize a higher net return than if the Portfolio were not leveraged. With respect to a Portfolio's use of certain derivatives that result in leverage of a Portfolio's shares, if the Portfolio is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Portfolio to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or other costs of the leverage approach the net return on the Portfolio's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Portfolio, the Portfolio's use of leverage would result in a lower rate of net return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Portfolio were not leveraged.

During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect a Portfolio's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring a Portfolio to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

FUTURE DEVELOPMENTS. A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES. Each Portfolio's Board of Directors/Trustees (the "Board") may change the Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. All of the Portfolios have a fundamental policy to invest at least 80% of their net assets in municipal securities. The Portfolios will not change this policy without shareholder approval. Unless otherwise noted, all other investment policies of the Portfolios may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, all of the Portfolios may invest without limit in high-quality municipal notes or variable-rate demand obligations, or in taxable cash equivalents. While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

PORTFOLIO HOLDINGS. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAI.

CYBER SECURITY RISK. Mutual funds, including the Portfolios, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Portfolio assets, shareholder data, or propriety information, or cause a Portfolio and/or its service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers at which a Portfolio invests may affect the value of your investment in the Portfolio.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered through this Prospectus. The Portfolios offer three classes of shares through this Prospectus, except for AB NATIONAL PORTFOLIO, AB HIGH INCOME MUNICIPAL PORTFOLIO, AB CALIFORNIA PORTFOLIO, AB MASSACHUSETTS PORTFOLIO, AB NEW YORK PORTFOLIO and AB VIRGINIA PORTFOLIO, which offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Portfolio's shares is priced at the next-determined NAV after your order is received in proper form.


CLASS A AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS
CLASS B SHARES ARE NO LONGER OFFERED, EXCEPT THAT DIVIDEND REINVESTMENTS FOR CLASS B ACCOUNTS WILL CONTINUE TO BE MADE IN ADDITIONAL CLASS B SHARES AND CLASS B SHARES OF A PORTFOLIO MAY CONTINUE TO BE EXCHANGED FOR CLASS B SHARES OF ANY OTHER FUND IN THE AB FUND FAMILY. IN ADDITION, IN LIMITED CIRCUMSTANCES, SUCH AS SALES TO CERTAIN RETIREMENT PLANS AND SALES MADE THROUGH RETAIL OMNIBUS PLATFORMS, A PORTFOLIO WILL CONTINUE TO OFFER CLASS B SHARES TO EXISTING CLASS B SHAREHOLDERS.

EFFECTIVE NOVEMBER 7, 2019, ALL SALES OF CLASS B SHARES WILL CEASE AND ALL OUTSTANDING CLASS B SHARES OF A PORTFOLIO WILL AUTOMATICALLY BE CONVERTED TO CLASS A SHARES OF THE PORTFOLIO. THIS DATE IS PRIOR TO THE DATE THE CLASS B SHARES WOULD NORMALLY BE CONVERTED TO CLASS A SHARES. CLASS B SHARES THAT ARE CONVERTED TO CLASS A SHARES IN CONNECTION WITH THIS CONVERSION WILL NOT BE SUBJECT TO A CDSC, NOR WILL ANY SALES CHARGE BE ASSESSED IN CONNECTION WITH THE CLASS A SHARES RECEIVED IN EXCHANGE FOR SUCH CLASS B SHARES. FUTURE PURCHASES OF CLASS A SHARES WILL BE SUBJECT TO THE SALES CHARGE SCHEDULE DESCRIBED BELOW UNDER "THE DIFFERENT SHARE CLASS EXPENSES--SALES CHARGES."

THE CONVERSION IS NOT EXPECTED TO BE A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES AND SHOULD NOT RESULT IN THE RECOGNITION OF GAIN OR LOSS BY CONVERTING SHAREHOLDERS, ALTHOUGH EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISER. THE CASH VALUE OF A SHAREHOLDER'S INVESTMENT WILL NOT CHANGE AS A RESULT OF THE CONVERSION.

You may purchase a Portfolio's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc., or ABI, if you are (i) an initial investor and the Portfolio has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Portfolio shareholder with an account held directly with a Portfolio; or
(iii) an employee of the Adviser or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.


PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or "Mutual Fund Only" brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or "network level" account arrangements with the Portfolio.

MAXIMUMS:


--Class A Shares                   None
--Class C Shares               $500,000


CLASS Z SHARES - SHARES AVAILABLE TO PERSONS PARTICIPATING IN CERTAIN FEE-BASED PROGRAMS

Class Z shares are available to persons in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Portfolio. Only the AB HIGH INCOME MUNICIPAL PORTFOLIO offers Class Z shares.


OTHER PURCHASE INFORMATION
Your broker or financial intermediary must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.


If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Portfolio Closing Time to receive that day's public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.


Shares of the Portfolios are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Portfolio, the Portfolios will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Portfolio shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Portfolios through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Portfolios' distributor permitting it to accept orders for the purchase and sale of Portfolio shares.

The Portfolios will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Portfolio, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans.

IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Only the AB NATIONAL PORTFOLIO, AB HIGH INCOME MUNICIPAL PORTFOLIO, AB CALIFORNIA PORTFOLIO, AB MASSACHUSETTS PORTFOLIO, AB NEW YORK PORTFOLIO and AB VIRGINIA PORTFOLIO offer Advisor Class shares. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor
Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Portfolio are available in other share classes that have different fees and expenses.

The Portfolios' SAI has more information about who may purchase and hold Advisor Class shares.

CLASS Z SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"). Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in the Fund and certain AllianceBernstein-sponsored group retirement plans.
Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

REQUIRED INFORMATION
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Portfolio is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any individual shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Portfolio has adopted a plan under SEC Rule 12b-1 under the 1940 Act that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of a Portfolio's shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12b-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                   0.25%*
Class B                   1.00%
Class C                   1.00%
Advisor Class             None
Class Z                   None

*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of each Portfolio is .30% of the aggregate average daily net assets. The Boards currently limit the payments to .25%.


Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years or until November 7, 2019, whichever is earlier, after which they convert to Class A shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees are paid to financial intermediaries, which may include your financial advisor's firm. ABI retains these fees for shareholder accounts held directly with a Portfolio (with no named financial intermediary).


SALES CHARGES

CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $500,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge but may be subject to a 1% CDSC if redeemed or terminated within one year.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                           INITIAL SALES CHARGE
                                           ------------------
                                            AS % OF    AS % OF
                                           NET AMOUNT  OFFERING
                  AMOUNT PURCHASED          INVESTED    PRICE
                  ---------------------------------------------
                  Up to $100,000              3.09%      3.00%
                  $100,000 up to $250,000     2.04       2.00
                  $250,000 up to $500,000     1.01       1.00
                  $500,000 and above          0.00       0.00

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to their customers;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Portfolio's shares and employees of the Adviser; or

.. persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Portfolio or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser's responsibility to notify a Portfolio or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Portfolio shares directly from the Portfolio or through another intermediary to receive these waivers or discounts.

Please see the Portfolios' SAI for more information about purchases of Class A shares without sales charges.

Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B--Financial Intermediary Waivers.

CLASS B SHARES

CLASS B SHARES ARE NO LONGER OFFERED, EXCEPT AS DESCRIBED ABOVE UNDER "HOW TO BUY SHARES". EFFECTIVE NOVEMBER 7, 2019, ALL SALES OF CLASS B SHARES WILL CEASE AND ALL OUTSTANDING CLASS B SHARES OF A PORTFOLIO WILL AUTOMATICALLY BE CONVERTED TO CLASS A SHARES OF THE PORTFOLIO AS DESCRIBED ABOVE UNDER "HOW TO BUY SHARES".

Class B shares are subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:


                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                  3.00%
                          Second                 2.00%
                          Third                  1.00%
                          Fourth and thereafter  None

If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.


Class B shares that are converted to Class A shares in connection with the conversion on November 7, 2019 will not be subject to a CDSC.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase or on November 7, 2019, whichever is earlier. If you purchased shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.


CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS AND CLASS Z SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A PORTFOLIO OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS. YOUR FINANCIAL INTERMEDIARY MAY HAVE DIFFERENT POLICIES AND PROCEDURES REGARDING ELIGIBILITY FOR SALES CHARGE REDUCTION PROGRAMS. SEE APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.

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



Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on "Investments--Mutual Funds", select the Portfolio, then click on "More Literature-Understanding Sales Charges & Expenses").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Portfolio with the higher of cost or NAV of existing investments in the Portfolio, any other AB Mutual Fund and any AB Institutional Fund. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Portfolio into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AB Mutual Fund, including any AB Institutional Fund, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Portfolios offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. The Portfolio will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, a Portfolio will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AB Mutual Funds held in:

.. all of the shareholder's accounts at the Portfolios or a financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Portfolios' SAI for a list of additional circumstances in which a Portfolio will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC waivers. See Appendix B--Financial Intermediary Waivers.

OTHER PROGRAMS

DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Portfolio. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Portfolio. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Portfolio may reinvest your distribution check (and future checks) in additional shares of the Portfolio if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009. Please see the Portfolios' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

..  whether a share class is available for purchase.

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.


A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange, as applicable, of Class A, Class B, Class C, Advisor Class or Class Z shares made through your financial advisor, or in connection with participation on the intermediary's platform. Financial intermediaries, or a fee-based program, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Portfolios' SAI, including requirements as to the minimum initial and subsequent investment amounts. A Portfolio is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.


YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF PORTFOLIO SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.


All or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI will pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary.

In the case of Advisor Class shares, your financial advisor's firm may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2019, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2018, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support related to the AB Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the Funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. If paid by the Portfolios, these expenses are included in "Other Expenses" under "Fees and Expenses of the Portfolio--Annual Portfolio Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE PORTFOLIOS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group

  American Enterprise Investment Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network

  Great-West Life & Annuity Insurance Co.
  John Hancock Retirement Plan Services

  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management

  Robert W. Baird
  UBS Financial Services
  US Bancorp Investments
  Voya Financial Partners

  Waddell & Reed, Inc.

  Wells Fargo Advisors

Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds provided that the Fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after a Portfolio receives your redemption request in proper form. The Portfolio expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Portfolio by the Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Each Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. A Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, a Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

SALE IN-KIND. Each Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, each Portfolio has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by the Portfolio Closing Time and submit it to a Portfolio by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO A PORTFOLIO
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.

          8000 IH 10 W, 13th floor

          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:

.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at (800) 221-5672 with instructions on how you wish to receive your sale proceeds.


.. ABIS must receive and confirm a telephone redemption request by the Portfolio Closing Time for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

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



..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

While the Portfolios do not typically invest significantly in securities of foreign issuers, these securities may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.


A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or that have a limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below, subject to each Portfolio's ability to monitor purchase, sale and exchange activities. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Portfolios will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to its oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the Portfolios' valuation procedures is available in the Portfolios' SAI.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of June 30, 2019 totaling approximately $581 billion (of which over $114 billion represented assets of registered investment companies sponsored by the Adviser). As of June 30, 2019, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 12 of the nation's FORTUNE 100 companies), for public employee retirement funds in 30 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Adviser, comprising approximately 110 separate investment portfolios, had as of June 30, 2019 approximately 2.6 million retail accounts.

During the second quarter of 2018, AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in AXA Equitable Holdings, Inc. ("AXA Equitable"), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 38.9% of the outstanding shares of common stock of AXA Equitable since July 8, 2019. AXA has announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the "Plan"). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately be deemed to result in the indirect transfer of a "controlling block" of voting securities of the Adviser (a "Change of Control Event") and therefore may be deemed an "assignment" causing a termination of each Portfolio's current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted upon the occurrence of such an event, at its July 31-August 2, 2018 meetings, the Board approved a new investment advisory agreement with the Adviser, in connection with the Plan. The Board also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Portfolio to
(1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of AXA Equitable. At the October 11, 2018 meeting (or at a related adjourned meeting, for certain Portfolios), shareholders of all Portfolios approved the new and future investment advisory agreements.

Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Portfolios, including with respect to the following: operations, personnel, organizational structure; capitalization, or financial and other resources. The Adviser's current leadership and key investment teams are expected to stay in place, and no change in senior management's strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended May 31, 2019, each Portfolio paid the Adviser as a percentage of average daily net assets:



                                    FEE AS A PERCENTAGE OF
                                      AVERAGE DAILY NET
PORTFOLIO                                  ASSETS*
----------------------------------------------------------
AB National Portfolio                        .41%
AB High Income Municipal Portfolio           .49%
AB California Portfolio                      .41%
AB Arizona Portfolio                         .23%
AB Massachusetts Portfolio                   .33%
AB Minnesota Portfolio                       .05%
AB New Jersey Portfolio                      .22%
AB New York Portfolio                        .39%
AB Ohio Portfolio                            .15%
AB Pennsylvania Portfolio                    .19%
AB Virginia Portfolio                        .36%

--------
*Fees are stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Portfolio" in the Summary Information at the beginning of this Prospectus for more information about fee waivers.


A discussion regarding the basis of each Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended May 31, 2019.

The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS
The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. No one person is principally responsible for making recommendations for the Portfolios' investments.

The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:


                                                     PRINCIPAL OCCUPATION
EMPLOYEE; TITLE; YEAR                            DURING THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Robert B. (Guy) Davidson III; Senior Vice  Senior Vice President of the Adviser,
President (since 2002)                     with which he has been associated in a
                                           substantially similar capacity since prior
                                           to 2014.

Terrance T. Hults; Senior Vice President   Senior Vice President of the Adviser,
(since 1995)                               with which he has been associated in a
                                           substantially similar capacity since prior
                                           to 2014.

Matthew J. Norton; Senior Vice President   Senior Vice President of the Adviser,
(since 2016)                               with which he has been associated in a
                                           substantially similar capacity since prior
                                           to 2014.

Andrew D. Potter; Vice President           Vice President of the Adviser, with
(since 2018)                               which he has been associated in a
                                           substantially similar capacity since prior
                                           to 2014.




The Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Portfolio, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid by the Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by the Portfolio for these services are included in "Other Expenses" under "Fees and Expenses of the Portfolio" in the Summary Information section at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Portfolios' SAI, call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from each Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the last day of each month. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
GENERAL
Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios invest. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same potential tax rates applicable to long-term capital gains.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the AB NATIONAL PORTFOLIO and the AB HIGH INCOME MUNICIPAL PORTFOLIO, relevant state and local personal income taxes.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

STATE PORTFOLIOS
AB ARIZONA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

AB CALIFORNIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by this Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

AB MASSACHUSETTS PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

AB MINNESOTA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

AB NEW JERSEY PORTFOLIO. It is anticipated that substantially all of the distributions of income and capital gains paid by the

Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt-interest dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

AB NEW YORK PORTFOLIO. It is anticipated that substantially all of the dividends paid by this Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporation tax. The value of shares of the Portfolio will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

AB OHIO PORTFOLIO. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio corporate franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

AB PENNSYLVANIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes. Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax.

AB VIRGINIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
(800) 221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the Fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (800) 221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities paying interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

BONDS are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

MUNICIPAL SECURITIES are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Each Portfolio's financial statements have been audited by Ernst & Young LLP, the independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Portfolio's financial statements, is included in each Portfolio's annual report, which is available upon request.

AB NATIONAL PORTFOLIO


----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                                                                     NOVEMBER
1,
                                                                                                       2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,              MAY 31,
OCTOBER 31,
                                                               2019      2018      2017      2016      2015(a)
2014
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.15  $  10.30  $  10.51  $  10.20   $  10.34
$   9.91
                                                             --------  --------  --------  --------   --------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .29       .30       .31       .33        .20
..37
Net realized and unrealized gain (loss) on investment
 transactions                                                     .23      (.15)     (.21)      .32
(.13)        .43
                                                             --------  --------  --------  --------   --------
--------
Net increase in net asset value from operations                   .52       .15       .10       .65        .07
..80
                                                             --------  --------  --------  --------   --------
--------
LESS: DIVIDENDS
Dividends from net investment income                             (.29)     (.30)     (.31)     (.34)
(.21)       (.37)
                                                             --------  --------  --------  --------   --------
--------
Net asset value, end of period                               $  10.38  $  10.15  $  10.30  $  10.51   $  10.20
$  10.34
                                                             ========  ========  ========  ========   ========
========
TOTAL RETURN
Total investment return based on net asset value(d)              5.23%     1.48%      .99%     6.44%
..62%       8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $572,911  $585,549  $625,601  $657,481   $612,321
$581,215
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)(h)                    .75%      .75%      .75%      .75%
..78%^       .81%
 Expenses, before waivers/reimbursements(e)(h)                    .79%      .80%      .80%      .80%
..82%^       .86%
 Net investment income(b)                                        2.87%     2.93%     2.99%     3.23%
3.39%^      3.65%
Portfolio turnover rate                                            19%       18%       18%       13%
6%         19%
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                                             NOVEMBER 1,
                                                                                               2014 TO   YEAR
ENDED
                                                                   YEAR ENDED MAY 31,          MAY 31,
OCTOBER 31,
                                                              2019    2018    2017    2016     2015(a)
2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.14  $10.29  $10.50  $10.19    $10.32      $
9.90
                                                             ------  ------  ------  ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .21     .22     .23     .26       .16
..30
Net realized and unrealized gain (loss) on investment
 transactions                                                   .23    (.15)   (.22)    .32      (.13)
..42
                                                             ------  ------  ------  ------    ------
------
Net increase in net asset value from operations                 .44     .07     .01     .58       .03
..72
                                                             ------  ------  ------  ------    ------
------
LESS: DIVIDENDS
Dividends from net investment income                           (.21)   (.22)   (.22)   (.27)     (.16)
(.30)
                                                             ------  ------  ------  ------    ------
------
Net asset value, end of period                               $10.37  $10.14  $10.29  $10.50    $10.19
$10.32
                                                             ======  ======  ======  ======    ======
======
TOTAL RETURN
Total investment return based on net asset value(d)            4.45%    .72%    .09%   5.77%      .30%
7.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  160  $  200  $  368  $  552    $  920
$1,451
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)(h)                 1.50%   1.50%   1.50%   1.50%     1.51%^
1.51%
 Expenses, before waivers/reimbursements(e)(h)                 1.59%   1.56%   1.55%   1.58%     1.57%^
1.57%
 Net investment income(b)                                      2.12%   2.19%   2.24%   2.50%     2.69%^
2.98%
Portfolio turnover rate                                          19%     18%     18%     13%        6%
19%
--------------------------------------------------------------------------------------------------------------------


See footnotes on pages 91 through 92.

----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS C
                                                                                                     NOVEMBER
1,
                                                                                                       2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,              MAY 31,
OCTOBER 31,
                                                               2019     2018     2017       2016       2015(a)
2014
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.14  $ 10.29  $  10.50  $  10.19     $  10.33
$   9.90
                                                             -------  -------  --------  --------     --------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .21      .22       .23       .26          .16
..30
Net realized and unrealized gain (loss) on investment
 transactions                                                    .24     (.15)     (.21)      .31
(.14)        .43
Contributions from Affiliates                                  - 0 -    - 0 -     - 0 -       .00(f)     - 0 -
- 0 -
                                                             -------  -------  --------  --------     --------
--------
Net increase in net asset value from operations                  .45      .07       .02       .57          .02
..73
                                                             -------  -------  --------  --------     --------
--------
LESS: DIVIDENDS
Dividends from net investment income                            (.22)    (.22)     (.23)     (.26)
(.16)       (.30)
                                                             -------  -------  --------  --------     --------
--------
Net asset value, end of period                               $ 10.37  $ 10.14  $  10.29  $  10.50     $  10.19
$  10.33
                                                             =======  =======  ========  ========     ========
========
TOTAL RETURN
Total investment return based on net asset value(d)             4.45%     .72%      .24%     5.66%
..20%       7.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $75,942  $89,963  $106,240  $144,152     $131,936
$130,601
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)(h)                  1.50%    1.50%     1.50%     1.50%
1.51%^      1.51%
 Expenses, before waivers/reimbursements(e)(h)                  1.54%    1.55%     1.55%     1.56%
1.56%^      1.56%
 Net investment income(b)                                       2.12%    2.19%     2.25%     2.49%
2.67%^      2.96%
Portfolio turnover rate                                           19%      18%       18%       13%
6%         19%
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISOR CLASS
                                                                                                     NOVEMBER
1,
                                                                                                       2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,              MAY 31,
OCTOBER 31,
                                                               2019      2018      2017      2016      2015(a)
2014
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.15  $  10.30  $  10.51  $  10.21   $  10.34
$   9.91
                                                             --------  --------  --------  --------   --------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .31       .32       .33       .36        .22
..40
Net realized and unrealized gain (loss) on investment
 transactions                                                     .24      (.14)     (.20)      .30
(.13)        .43
                                                             --------  --------  --------  --------   --------
--------
Net increase in net asset value from operations                   .55       .18       .13       .66        .09
..83
                                                             --------  --------  --------  --------   --------
--------
LESS: DIVIDENDS
Dividends from net investment income                             (.32)     (.33)     (.34)     (.36)
(.22)       (.40)
                                                             --------  --------  --------  --------   --------
--------
Net asset value, end of period                               $  10.38  $  10.15  $  10.30  $  10.51   $  10.21
$  10.34
                                                             ========  ========  ========  ========   ========
========
TOTAL RETURN
Total investment return based on net asset value(d)              5.49%     1.73%     1.24%     6.60%
..88%       8.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $853,908  $656,958  $496,432  $453,596   $315,809
$254,434
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)(h)                    .50%      .50%      .50%      .50%
..51%^       .51%
 Expenses, before waivers/reimbursements(e)(h)                    .54%      .55%      .55%      .55%
..55%^       .55%
 Net investment income(b)                                        3.11%     3.18%     3.24%     3.46%
3.66%^      3.92%
Portfolio turnover rate                                            19%       18%       18%       13%
6%         19%
----------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 91 through 92.

AB HIGH INCOME MUNICIPAL PORTFOLIO


-----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                                                                     NOVEMBER
1,
                                                                                                       2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,              MAY 31,
OCTOBER 31,
                                                               2019      2018      2017      2016      2015(a)
2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.39  $  11.34  $  11.67  $  11.20   $  11.22
$  10.29
                                                             --------  --------  --------  --------   --------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .43       .45       .45       .48        .28
..54
Net realized and unrealized gain (loss) on investment
 transactions                                                     .30       .05      (.33)      .48
(.01)        .93
Contributions from Affiliates                                   - 0 -     - 0 -     - 0 -     - 0 -      - 0 -
..00(f)
                                                             --------  --------  --------  --------   --------
--------
Net increase in net asset value from operations                   .73       .50       .12       .96        .27
1.47
                                                             --------  --------  --------  --------   --------
--------
LESS: DIVIDENDS
Dividends from net investment income                             (.47)     (.45)     (.45)     (.49)
(.29)       (.54)
                                                             --------  --------  --------  --------   --------
--------
Net asset value, end of period                               $  11.65  $  11.39  $  11.34  $  11.67   $  11.20
$  11.22
                                                             ========  ========  ========  ========   ========
========
TOTAL RETURN
Total investment return based on net asset value(d)              6.64%     4.50%     1.13%     8.82%
2.45%      14.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $754,555  $755,327  $769,140  $860,490   $693,523
$627,941
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .87%      .87%      .87%      .86%
..86%^       .89%
 Expenses, before waivers/reimbursements(e)                       .88%      .88%      .89%      .88%
..89%^       .96%
 Net investment income(b)                                        3.81%     3.95%     3.97%     4.23%
4.33%^      4.99%
Portfolio turnover rate                                            23%       22%       30%       14%
9%         17%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS C
                                                                                                     NOVEMBER
1,
                                                                                                       2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,              MAY 31,
OCTOBER 31,
                                                               2019      2018      2017      2016      2015(a)
2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.39  $  11.33  $  11.66  $  11.20   $  11.22
$  10.29
                                                             --------  --------  --------  --------   --------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .35       .36       .37       .39        .24
..46
Net realized and unrealized gain (loss) on investment
 transactions                                                     .30       .07      (.33)      .48
(.01)        .93
Contributions from Affiliates                                   - 0 -     - 0 -     - 0 -     - 0 -      - 0 -
..00(f)
                                                             --------  --------  --------  --------   --------
--------
Net increase in net asset value from operations                   .65       .43       .04       .87        .23
1.39
                                                             --------  --------  --------  --------   --------
--------
LESS: DIVIDENDS
Dividends from net investment income                             (.39)     (.37)     (.37)     (.41)
(.25)       (.46)
                                                             --------  --------  --------  --------   --------
--------
Net asset value, end of period                               $  11.65  $  11.39  $  11.33  $  11.66   $  11.20
$  11.22
                                                             ========  ========  ========  ========   ========
========
TOTAL RETURN
Total investment return based on net asset value(d)              5.85%     3.82%      .38%     7.92%
2.02%      13.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $273,186  $290,311  $311,962  $343,821   $284,261
$256,667
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      1.62%     1.62%     1.62%     1.61%
1.59%^      1.59%
 Expenses, before waivers/reimbursements(e)                      1.63%     1.63%     1.64%     1.63%
1.62%^      1.66%
 Net investment income(b)                                        3.06%     3.20%     3.22%     3.49%
3.61%^      4.28%
Portfolio turnover rate                                            23%       22%       30%       14%
9%         17%
-----------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 91 through 92.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISOR CLASS

NOVEMBER 1,
                                                                                                          2014
TO    YEAR ENDED
                                                                      YEAR ENDED MAY 31,                  MAY
31,    OCTOBER 31,
                                                           2019        2018        2017        2016
2015(a)       2014
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    11.38  $    11.33  $    11.66  $    11.20  $
11.22    $  10.29
                                                        ----------  ----------  ----------  ----------
----------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                    .46         .48         .48         .51
..30         .56
Net realized and unrealized gain (loss) on investment
 transactions                                                  .31         .05        (.33)        .47
(.01)        .94
Contributions from Affiliates                                - 0 -       - 0 -       - 0 -       - 0 -       -
0 -         .00(f)
                                                        ----------  ----------  ----------  ----------
----------    --------
Net increase in net asset value from operations                .77         .53         .15         .98
..29        1.50
                                                        ----------  ----------  ----------  ----------
----------    --------
LESS: DIVIDENDS
Dividends from net investment income                          (.50)       (.48)       (.48)       (.52)
(.31)       (.57)
                                                        ----------  ----------  ----------  ----------
----------    --------
Net asset value, end of period                          $    11.65  $    11.38  $    11.33  $    11.66  $
11.20    $  11.22
                                                        ==========  ==========  ==========  ==========
==========    ========
TOTAL RETURN
Total investment return based on net asset value(d)           7.00%       4.76%       1.38%       9.00%
2.61%      14.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $1,975,651  $1,593,859  $1,400,924  $1,332,857
$1,084,612    $964,020
Ratio to average net assets of:
 Expenses, net of waivers/ reimbursements(e)                   .62%        .62%        .62%        .61%
..59%^       .59%
 Expenses, before waivers/ reimbursements(e)                   .63%        .63%        .64%        .63%
..62%^       .66%
 Net investment income(b)                                     4.05%       4.20%       4.22%       4.48%
4.60%^      5.20%
Portfolio turnover rate                                         23%         22%         30%         14%
9%         17%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                                                                      CLASS Z
                                                                                                     OCTOBER
1,
                                                                                                     2018(g)
TO
                                                                                                      MAY 31,
                                                                                                        2019
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                   $11.27
                                                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)
Net realized and unrealized gain (loss) on investment transactions                                        .31
Contributions from Affiliates                                                                             .42
                                                                                                       ------
Net increase in net asset value from operations                                                           .73
                                                                                                       ------
LESS: DIVIDENDS
Dividends from net investment income                                                                     (.35)
                                                                                                       ------
Net asset value, end of period                                                                         $11.65
                                                                                                       ======
TOTAL RETURN
Total investment return based on net asset value(d)                                                      6.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                                 $10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)
..65%^
 Expenses, before waivers/reimbursements(e)
..65%^
 Net investment income(b)
4.11%^
Portfolio turnover rate                                                                                    23%
---------------------------------------------------------------------------------------------------------------


See footnotes on pages 91 through 92.

AB CALIFORNIA PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A

NOVEMBER 1,
                                                                                                         2014
TO   YEAR ENDED
                                                                         YEAR ENDED MAY 31,              MAY
31,   OCTOBER 31,
                                                                 2019      2018      2017      2016
2015(a)      2014
-
---------------------------------------------------------------
Net asset value, beginning of period                           $  11.06  $  11.25  $  11.54  $  11.27   $
11.44    $  10.83
                                                               --------  --------  --------  --------
--------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                         .37       .37       .37       .39
..23         .41
Net realized and unrealized gain (loss) on investment
 transactions                                                       .15      (.20)     (.29)      .26
(.18)        .59
                                                               --------  --------  --------  --------
--------    --------
Net increase in net asset value from operations                     .52       .17       .08       .65
..05        1.00
                                                               --------  --------  --------  --------
--------    --------
LESS: DIVIDENDS
Dividends from net investment income                               (.37)     (.36)     (.37)     (.38)
(.22)       (.39)
                                                               --------  --------  --------  --------
--------    --------
Net asset value, end of period                                 $  11.21  $  11.06  $  11.25  $  11.54   $
11.27    $  11.44
                                                               ========  ========  ========  ========
========    ========
TOTAL RETURN
Total investment return based on net asset value(d)                4.84%     1.55%      .69%     5.88%
..46%       9.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $482,499  $465,581  $489,570  $482,744
$440,324    $442,905
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                         .75%      .76%      .75%      .76%
..78%^       .81%
 Expenses, before waivers/reimbursements(e)                         .80%      .80%      .80%      .80%
..83%^       .86%
 Net investment income(b)                                          3.38%     3.28%     3.29%     3.46%
3.52%^      3.72%
Portfolio turnover rate                                              13%       14%       16%       13%
12%         14%
------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS B
                                                                                                      NOVEMBER
1,
                                                                                                        2014
TO   YEAR ENDED
                                                                           YEAR ENDED MAY 31,           MAY
31,   OCTOBER 31,
                                                                    2019    2018      2017     2016
2015(a)      2014
-
----------------------------------------------------------
Net asset value, beginning of period                               $11.06  $11.25   $11.54    $11.28    $11.44
$10.83
                                                                   ------  ------   ------    ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                           .29     .28      .29       .31       .19
..34
Net realized and unrealized gain (loss) on investment transactions    .15    (.19)    (.30)      .25
(.17)        .58
                                                                   ------  ------   ------    ------    ------
------
Net increase (decrease) in net asset value from operations            .44     .09     (.01)      .56       .02
..92
                                                                   ------  ------   ------    ------    ------
------
LESS: DIVIDENDS
Dividends from net investment income                                 (.29)   (.28)    (.28)     (.30)
(.18)       (.31)
                                                                   ------  ------   ------    ------    ------
------
Net asset value, end of period                                     $11.21  $11.06   $11.25    $11.54    $11.28
$11.44
                                                                   ======  ======   ======    ======    ======
======

TOTAL RETURN
Total investment return based on net asset value(d)                  4.06%    .78%    (.06)%    5.00%
..13%       8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                          $   35  $   38   $   76    $   91    $  188
$  405
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                          1.51%   1.51%    1.50%     1.51%
1.51%^      1.51%
 Expenses, before waivers/reimbursements(e)                          1.60%   1.59%    1.59%     1.56%
1.57%^      1.56%
 Net investment income(b)                                            2.63%   2.51%    2.54%     2.73%
2.80%^      3.05%
Portfolio turnover rate                                                13%     14%      16%       13%
12%         14%
-----------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 91 through 92.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS C
                                                                                                    NOVEMBER
1,
                                                                                                      2014 TO
YEAR ENDED
                                                                        YEAR ENDED MAY 31,            MAY 31,
OCTOBER 31,
                                                                 2019     2018     2017      2016     2015(a)
2014
-
------------------------------------------------------------
Net asset value, beginning of period                           $ 11.05  $ 11.24  $ 11.54   $ 11.27    $ 11.43
$ 10.83
                                                               -------  -------  -------   -------    -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                        .29      .28      .29       .31        .19
..33
Net realized and unrealized gain (loss) on investment
 transactions                                                      .16     (.19)    (.31)      .26       (.17)
..58
                                                               -------  -------  -------   -------    -------
-------
Net increase (decrease) in net asset value from operations         .45      .09     (.02)      .57        .02
..91
                                                               -------  -------  -------   -------    -------
-------
LESS: DIVIDENDS
Dividends from net investment income                              (.29)    (.28)    (.28)     (.30)      (.18)
(.31)
                                                               -------  -------  -------   -------    -------
-------
Net asset value, end of period                                 $ 11.21  $ 11.05  $ 11.24   $ 11.54    $ 11.27
$ 11.43
                                                               =======  =======  =======   =======    =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)               4.15%     .79%    (.15)%    5.09%       .13%
8.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $44,421  $48,977  $56,379   $89,568    $83,677
$83,761
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       1.50%    1.51%    1.50%     1.51%
1.51%^      1.51%
 Expenses, before waivers/reimbursements(e)                       1.55%    1.55%    1.55%     1.56%
1.55%^      1.56%
 Net investment income(b)                                         2.63%    2.53%    2.54%     2.71%
2.79%^      3.02%
Portfolio turnover rate                                             13%      14%      16%       13%        12%
14%
---------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                                                        ADVISOR CLASS

NOVEMBER 1,
                                                                                                         2014
TO   YEAR ENDED
                                                                         YEAR ENDED MAY 31,              MAY
31,   OCTOBER 31,
                                                                 2019      2018      2017      2016
2015(a)      2014
-
---------------------------------------------------------------
Net asset value, beginning of period                           $  11.06  $  11.25  $  11.54  $  11.27    $
11.44     $ 10.83
                                                               --------  --------  --------  --------
-------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                         .40       .39       .40       .42
..25         .44
Net realized and unrealized gain (loss) on investment
 transactions                                                       .15      (.19)     (.30)      .26
(.18)        .59
                                                               --------  --------  --------  --------
-------     -------
Net increase in net asset value from operations                     .55       .20       .10       .68
..07        1.03
                                                               --------  --------  --------  --------
-------     -------
LESS: DIVIDENDS
Dividends from net investment income                               (.40)     (.39)     (.39)     (.41)
(.24)       (.42)
                                                               --------  --------  --------  --------
-------     -------
Net asset value, end of period                                 $  11.21  $  11.06  $  11.25  $  11.54    $
11.27     $ 11.44
                                                               ========  ========  ========  ========
=======     =======
TOTAL RETURN
Total investment return based on net asset value(d)                5.10%     1.80%      .94%     6.14%
..62%       9.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $279,106  $184,599  $149,586  $112,091
$66,892     $48,251
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                         .51%      .51%      .50%      .51%
..51%^       .51%
 Expenses, before waivers/reimbursements(e)                         .55%      .55%      .55%      .55%
..55%^       .56%
 Net investment income(b)                                          3.63%     3.52%     3.54%     3.69%
3.78%^      3.99%
Portfolio turnover rate                                              13%       14%       16%       13%
12%         14%
------------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 91 through 92.

AB NEW YORK PORTFOLIO


-------------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS A

NOVEMBER 1,
                                                                                                          2014
TO   YEAR ENDED
                                                                          YEAR ENDED MAY 31,              MAY
31,   OCTOBER 31,
                                                                  2019      2018      2017      2016
2015(a)      2014
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   9.82  $  10.01  $  10.20  $   9.92   $
10.01    $   9.70
                                                                --------  --------  --------  --------
--------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                          .29       .28       .29       .30
..19         .34
Net realized and unrealized gain (loss) on investment
 transactions                                                        .23      (.19)     (.19)      .29
(.09)        .31
                                                                --------  --------  --------  --------
--------    --------
Net increase in net asset value from operations                      .52       .09       .10       .59
..10         .65
                                                                --------  --------  --------  --------
--------    --------
LESS: DIVIDENDS
Dividends from net investment income                                (.29)     (.28)     (.29)     (.31)
(.19)       (.34)
                                                                --------  --------  --------  --------
--------    --------
Net asset value, end of period                                  $  10.05  $   9.82  $  10.01  $  10.20   $
9.92    $  10.01
                                                                ========  ========  ========  ========
========    ========
TOTAL RETURN
Total investment return based on net asset value(d)                 5.37%      .95%     1.00%     6.00%
..97%       6.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $440,361  $428,147  $444,247  $457,414
$428,145    $434,208
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                          .76%      .75%      .75%      .77%
..78%^       .81%
 Expenses, before waivers/reimbursements(e)                          .82%      .81%      .81%      .83%
..85%^       .87%
 Net investment income(b)                                           2.92%     2.86%     2.87%     3.03%
3.21%^      3.42%
Portfolio turnover rate                                               15%       11%       19%       16%
12%         28%
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS B
                                                                                             NOVEMBER 1,
                                                                                               2014 TO   YEAR
ENDED
                                                                   YEAR ENDED MAY 31,          MAY 31,
OCTOBER 31,
                                                              2019    2018    2017    2016     2015(a)
2014
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 9.81  $10.00  $10.19  $ 9.91    $10.00      $
9.69
                                                             ------  ------  ------  ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .21     .21     .21     .23       .14
..27
Net realized and unrealized gain (loss) on investment
 transactions                                                   .22    (.19)   (.19)    .28      (.08)
..31
                                                             ------  ------  ------  ------    ------
------
Net increase in net asset value from operations                 .43     .02     .02     .51       .06
..58
                                                             ------  ------  ------  ------    ------
------
LESS: DIVIDENDS
Dividends from net investment income                           (.21)   (.21)   (.21)   (.23)     (.15)
(.27)
                                                             ------  ------  ------  ------    ------
------
Net asset value, end of period                               $10.03  $ 9.81  $10.00  $10.19    $ 9.91
$10.00
                                                             ======  ======  ======  ======    ======
======
TOTAL RETURN
Total investment return based on net asset value(d)            4.49%    .19%    .25%   5.22%      .55%
6.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  107  $  558  $  819  $1,146    $1,646
$2,217
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    1.50%   1.50%   1.50%   1.52%     1.51%^
1.51%
 Expenses, before waivers/reimbursements(e)                    1.56%   1.56%   1.56%   1.61%     1.59%^
1.58%
 Net investment income(b)                                      2.20%   2.10%   2.12%   2.30%     2.49%^
2.77%
Portfolio turnover rate                                          15%     11%     19%     16%       12%
28%
--------------------------------------------------------------------------------------------------------------------


See footnotes on pages 91 through 92.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                                 NOVEMBER 1,
                                                                                                   2014 TO
YEAR ENDED
                                                                     YEAR ENDED MAY 31,            MAY 31,
OCTOBER 31,
                                                               2019     2018     2017     2016     2015(a)
2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.81  $ 10.01  $ 10.20  $  9.92    $ 10.00
$  9.69
                                                             -------  -------  -------  -------    -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .21      .21      .21      .23        .14
..27
Net realized and unrealized gain (loss) on investment
 transactions                                                    .23     (.20)    (.19)     .28       (.07)
..31
                                                             -------  -------  -------  -------    -------
-------
Net increase in net asset value from operations                  .44      .01      .02      .51        .07
..58
                                                             -------  -------  -------  -------    -------
-------
LESS: DIVIDENDS
Dividends from net investment income                            (.21)    (.21)    (.21)    (.23)      (.15)
(.27)
                                                             -------  -------  -------  -------    -------
-------
Net asset value, end of period                               $ 10.04  $  9.81  $ 10.01  $ 10.20    $  9.92
$ 10.00
                                                             =======  =======  =======  =======    =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)             4.59%     .09%     .25%    5.21%       .65%
6.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $51,764  $61,179  $71,152  $83,380    $72,332
$71,934
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.51%    1.50%    1.50%    1.52%      1.51%^
1.51%
 Expenses, before waivers/reimbursements(e)                     1.57%    1.56%    1.56%    1.58%      1.58%^
1.57%
 Net investment income(b)                                       2.18%    2.11%    2.12%    2.28%      2.48%^
2.72%
Portfolio turnover rate                                           15%      11%      19%      16%        12%
28%
------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                                  ADVISOR CLASS
                                                                                                NOVEMBER 1,
                                                                                                  2014 TO
YEAR ENDED
                                                                   YEAR ENDED MAY 31,             MAY 31,
OCTOBER 31,
                                                            2019      2018      2017     2016     2015(a)
2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   9.82  $  10.02  $ 10.20  $  9.93    $ 10.01
$  9.70
                                                          --------  --------  -------  -------    -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                    .31       .31      .31      .33        .20
..36
Net realized and unrealized gain (loss) on investment
 transactions                                                  .23      (.20)    (.18)     .27       (.08)
..32
                                                          --------  --------  -------  -------    -------
-------
Net increase in net asset value from operations                .54       .11      .13      .60        .12
..68
                                                          --------  --------  -------  -------    -------
-------
LESS: DIVIDENDS
Dividends from net investment income                          (.31)     (.31)    (.31)    (.33)      (.20)
(.37)
                                                          --------  --------  -------  -------    -------
-------
Net asset value, end of period                            $  10.05  $   9.82  $ 10.02  $ 10.20    $  9.93
$ 10.01
                                                          ========  ========  =======  =======    =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)           5.63%     1.20%    1.26%    6.15%      1.23%
7.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                 $135,701  $111,151  $80,905  $54,742    $28,838
$20,755
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    .51%      .50%     .50%     .52%       .51%^
..51%
 Expenses, before waivers/reimbursements(e)                    .57%      .56%     .56%     .58%       .57%^
..57%
 Net investment income(b)                                     3.17%     3.11%    3.14%    3.25%      3.46%^
3.69%
Portfolio turnover rate                                         15%       11%      19%      16%        12%
28%
-----------------------------------------------------------------------------------------------------------------------



(a)The Portfolio changed its fiscal year end from October 31 to May 31.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Based on average shares outstanding.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The expense ratios presented below exclude interest/bank overdraft expense:



                                                             NOVEMBER 1,
                                                               2014 TO   YEAR ENDED
                                       YEAR ENDED MAY 31,      MAY 31,   OCTOBER 31,
                                     2019  2018  2017  2016    2015(a)      2014
------------------------------------------------------------------------------------
AB CALIFORNIA PORTFOLIO
CLASS A
   Net of waivers/reimbursements     .75%   .75%  .75%  .75%    .77%^        .80%
   Before waivers/reimbursements     .79%   .79%  .79%  .80%    .82%^        .85%
CLASS B
   Net of waivers/reimbursements    1.50%  1.50% 1.50% 1.50%   1.50%^       1.50%
   Before waivers/reimbursements    1.60%  1.58% 1.59% 1.55%   1.57%^       1.56%
CLASS C
   Net of waivers/reimbursements    1.50%  1.50% 1.50% 1.50%   1.50%^       1.50%
   Before waivers/reimbursements    1.54%  1.54% 1.54% 1.55%   1.55%^       1.55%
ADVISOR CLASS
   Net of waivers/reimbursements     .50%   .50%  .50%  .50%    .50%^        .50%
   Before waivers/reimbursements     .54%   .54%  .54%  .55%    .54%^        .55%

AB HIGH INCOME MUNICIPAL PORTFOLIO
CLASS A
   Net of waivers/reimbursements     .80%   .80%  .80%  .80%    .80%^        .80%
   Before waivers/reimbursements     .81%   .81%  .82%  .82%    .83%^        .88%
CLASS C
   Net of waivers/reimbursements    1.55%  1.55% 1.55% 1.55%   1.53%^       1.50%
   Before waivers/reimbursements    1.56%  1.56% 1.57% 1.57%   1.56%^       1.58%
ADVISOR CLASS
   Net of waivers/reimbursements     .55%   .55%  .55%  .55%    .53%^        .50%
   Before waivers/reimbursements     .55%   .56%  .57%  .57%    .56%^        .58%
CLASS Z(g)
   Net of waivers/reimbursements     .53%^
   Before waivers/reimbursements     .53%^

AB NATIONAL PORTFOLIO
CLASS A
   Net of waivers/reimbursements     .75%   .75%  .74%  .75%    .77%^        .80%
   Before waivers/reimbursements     .79%   .80%  .80%  .80%    .82%^        .85%
CLASS B
   Net of waivers/reimbursements    1.50%  1.50% 1.49% 1.50%   1.50%^       1.50%
   Before waivers/reimbursements    1.59%  1.56% 1.55% 1.58%   1.57%^       1.56%
CLASS C
   Net of waivers/reimbursements    1.50%  1.50% 1.49% 1.50%   1.50%^       1.50%
   Before waivers/reimbursements    1.54%  1.55% 1.55% 1.55%   1.55%^       1.55%
ADVISOR CLASS
   Net of waivers/reimbursements     .50%   .50%  .49%  .50%    .50%^        .50%
   Before waivers/reimbursements     .54%   .55%  .55%  .55%    .55%^        .55%

AB NEW YORK PORTFOLIO
CLASS A
   Net of waivers/reimbursements     .75%   .75%  .75%  .75%    .77%^        .80%
   Before waivers/reimbursements     .81%   .81%  .81%  .81%    .84%^        .87%
CLASS B
   Net of waivers/reimbursements    1.50%  1.50% 1.50% 1.50%   1.50%^       1.50%
   Before waivers/reimbursements    1.56%  1.56% 1.56% 1.59%   1.58%^       1.57%
CLASS C
   Net of waivers/reimbursements    1.50%  1.50% 1.50% 1.50%   1.50%^       1.50%
   Before waivers/reimbursements    1.56%  1.56% 1.56% 1.57%   1.57%^       1.57%
ADVISOR CLASS
   Net of waivers/reimbursements     .50%   .50%  .50%  .50%    .50%^        .50%
   Before waivers/reimbursements     .56%   .56%  .56%  .57%    .56%^        .56%



(f)Amount is less than $.005.

(g)Commencement of distribution as of October 1, 2018.

(h)In connection with the Portfolios' investments in affiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios' pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:


                       YEAR ENDED
                        MAY 31,
                          2017
---------------------------------
AB National Portfolio     .01%

^ Annualized.

AB ARIZONA PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                                                                     OCTOBER
1,
                                                                                                      2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,             MAY 31,
SEPTEMBER 30,
                                                               2019      2018      2017      2016     2015(a)
2014
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.98  $  11.16  $  11.36  $  11.01   $  11.05
$  10.72
                                                             --------  --------  --------  --------   --------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .32       .32       .34       .35        .25
..40
                                                             --------  --------  --------  --------   --------
--------
Net realized and unrealized gain (loss) on investment
 transactions                                                     .24      (.18)     (.20)      .35
(.04)         .33
                                                             --------  --------  --------  --------   --------
--------
Net increase in net asset value from operations                   .56       .14       .14       .70        .21
..73
                                                             --------  --------  --------  --------   --------
--------
LESS: DIVIDENDS
Dividends from net investment income                             (.32)     (.32)     (.34)     (.35)
(.25)        (.40)
                                                             --------  --------  --------  --------   --------
--------
Net asset value, end of period                               $  11.22  $  10.98  $  11.16  $  11.36   $  11.01
$  11.05
                                                             ========  ========  ========  ========   ========
========
TOTAL RETURN
Total investment return based on net asset value(d)              5.19%     1.30%     1.28%     6.50%
1.94%        6.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $105,254  $102,020  $105,539  $106,037   $104,489
$107,843
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .78%      .79%      .78%      .78%
..80%^        .79%
 Expenses, before waivers/reimbursements(e)                      1.01%     1.00%      .97%      .96%
1.00%^        .99%
 Net investment income(b)                                        2.90%     2.92%     3.04%     3.17%
3.43%^       3.65%
Portfolio turnover rate                                            12%       12%       12%       11%
21%          15%
------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                                                            CLASS B
                                                                                                    OCTOBER 1,
                                                                                                     2014 TO
YEAR ENDED
                                                                          YEAR ENDED MAY 31,         MAY 31,
SEPTEMBER 30,
                                                                     2019    2018    2017    2016    2015(a)
2014
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.96  $11.14  $11.35  $10.99    $11.03
$10.70
                                                                    ------  ------  ------  ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                            .23     .24     .26     .27       .20
..32
                                                                    ------  ------  ------  ------    ------
------
Net realized and unrealized gain (loss) on investment transactions     .25    (.18)   (.21)    .36      (.04)
..33
                                                                    ------  ------  ------  ------    ------
------
Net increase in net asset value from operations                        .48     .06     .05     .63       .16
..65
                                                                    ------  ------  ------  ------    ------
------
LESS: DIVIDENDS
Dividends from net investment income                                  (.24)   (.24)   (.26)   (.27)     (.20)
(.32)
                                                                    ------  ------  ------  ------    ------
------
Net asset value, end of period                                      $11.20  $10.96  $11.14  $11.35    $10.99
$11.03
                                                                    ======  ======  ======  ======    ======
======
TOTAL RETURN
Total investment return based on net asset value(d)                   4.41%    .54%    .44%   5.81%     1.45%
6.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $    5  $    7  $  373  $  387    $  412
$  546
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                           1.54%   1.51%   1.53%   1.53%     1.53%^
1.49%
 Expenses, before waivers/reimbursements(e)                           2.00%   1.72%   1.73%   1.71%     1.72%^
1.70%
 Net investment income(b)                                             2.15%   2.16%   2.30%   2.43%     2.72%^
2.96%
Portfolio turnover rate                                                 12%     12%     12%     11%       21%
15%
----------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                                 OCTOBER 1,
                                                                                                  2014 TO
YEAR ENDED
                                                                     YEAR ENDED MAY 31,           MAY 31,
SEPTEMBER 30,
                                                               2019     2018     2017     2016    2015(a)
2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.96  $ 11.14  $ 11.35  $ 10.99   $ 11.03
$ 10.70
                                                             -------  -------  -------  -------   -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .24      .24      .26      .27       .20
..32
Net realized and unrealized gain (loss) on investment
 transactions                                                    .24     (.18)    (.21)     .36      (.04)
..33
                                                             -------  -------  -------  -------   -------
-------
Net increase in net asset value from operations                  .48      .06      .05      .63       .16
..65
                                                             -------  -------  -------  -------   -------
-------
LESS: DIVIDENDS
Dividends from net investment income                            (.24)    (.24)    (.26)    (.27)     (.20)
(.32)
                                                             -------  -------  -------  -------   -------
-------
Net asset value, end of period                               $ 11.20  $ 10.96  $ 11.14  $ 11.35   $ 10.99
$ 11.03
                                                             =======  =======  =======  =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)             4.41%     .55%     .44%    5.81%     1.45%
6.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $12,211  $16,254  $19,454  $25,550   $24,900
$25,203
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.53%    1.54%    1.53%    1.53%     1.53%^
1.49%
 Expenses, before waivers/reimbursements(e)                     1.76%    1.75%    1.72%    1.71%     1.72%^
1.70%
 Net investment income(b)                                       2.15%    2.18%    2.29%    2.43%     2.71%^
2.96%
Portfolio turnover rate                                           12%      12%      12%      11%       21%
15%
-------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

AB MASSACHUSETTS PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                                                                     OCTOBER
1,
                                                                                                      2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,             MAY 31,
SEPTEMBER 30,
                                                               2019      2018      2017      2016     2015(a)
2014
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.09  $  11.35  $  11.61  $  11.37   $  11.36
$  11.05
                                                             --------  --------  --------  --------   --------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .33       .32       .33       .35        .24
..37
Net realized and unrealized gain (loss) on investment
 transactions                                                     .19      (.24)     (.24)      .25        .02
..33
                                                             --------  --------  --------  --------   --------
--------
Net increase in net asset value from operations                   .52       .08       .09       .60        .26
..70
                                                             --------  --------  --------  --------   --------
--------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.33)     (.33)     (.35)     (.36)
(.25)        (.39)
Distributions from net realized gain on investment
 transactions                                                   - 0 -      (.01)    - 0 -     - 0 -      - 0 -
- 0 -
                                                             --------  --------  --------  --------   --------
--------
Total dividends and distributions                                (.33)     (.34)     (.35)     (.36)
(.25)        (.39)
                                                             --------  --------  --------  --------   --------
--------
Net asset value, end of period                               $  11.28  $  11.09  $  11.35  $  11.61   $  11.37
$  11.36
                                                             ========  ========  ========  ========   ========
========
TOTAL RETURN
Total investment return based on net asset value(d)              4.76%      .75%      .78%     5.38%
2.26%        6.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $126,955  $141,078  $163,988  $189,259   $188,934
$194,274
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .78%      .78%      .77%      .77%
..80%^        .82%
 Expenses, before waivers/reimbursements(e)                       .90%      .89%      .88%      .87%
..90%^        .91%
 Net investment income(b)                                        2.95%     2.89%     2.92%     3.04%
3.10%^       3.35%
Portfolio turnover rate                                            12%       19%       13%       15%
12%           9%
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B
                                                                                                  OCTOBER 1,
                                                                                                   2014 TO
YEAR ENDED
                                                                      YEAR ENDED MAY 31,           MAY 31,
SEPTEMBER 30,
                                                               2019     2018      2017     2016    2015(a)
2014
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.07  $11.33    $11.59    $11.35    $11.34
$11.03
                                                              ------  ------    ------    ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .24     .24       .25       .27       .18
..30
Net realized and unrealized gain (loss) on investment
 transactions                                                    .19    (.24)     (.25)      .25       .02
..32
                                                              ------  ------    ------    ------    ------
------
Net increase in net asset value from operations                  .43     .00(f)    .00(f)    .52       .20
..62
                                                              ------  ------    ------    ------    ------
------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.24)   (.25)     (.26)     (.28)     (.19)
(.31)
Distributions from net realized gain on investment
 transactions                                                  - 0 -    (.01)    - 0 -     - 0 -     - 0 -
- 0 -
                                                              ------  ------    ------    ------    ------
------
Total dividends and distributions                               (.24)   (.26)     (.26)     (.28)     (.19)
(.31)
                                                              ------  ------    ------    ------    ------
------
Net asset value, end of period                                $11.26  $11.07    $11.33    $11.59    $11.35
$11.34
                                                              ======  ======    ======    ======    ======
======
TOTAL RETURN
Total investment return based on net asset value(d)             3.99%   (.01)%     .03%     4.61%     1.77%
5.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $   32  $   63    $   93    $  160    $  399
$  656
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.53%   1.53%     1.52%     1.52%     1.52%^
1.52%
 Expenses, before waivers/reimbursements(e)                     1.69%   1.66%     1.63%     1.64%     1.63%^
1.61%
 Net investment income(b)                                       2.19%   2.14%     2.17%     2.32%     2.39%^
2.69%
Portfolio turnover rate                                           12%     19%       13%       15%       12%
9%
--------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS C
                                                                                                OCTOBER 1,
                                                                                                 2014 TO
YEAR ENDED
                                                                  YEAR ENDED MAY 31,             MAY 31,
SEPTEMBER 30,
                                                          2019      2018       2017      2016    2015(a)
2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 11.07  $ 11.33    $ 11.59    $ 11.35   $ 11.34
$ 11.03
                                                        -------  -------    -------    -------   -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                 .24      .24        .25        .26       .18
..30
Net realized and unrealized gain (loss) on investment
 transactions                                               .20     (.24)      (.25)       .26       .02
..32
                                                        -------  -------    -------    -------   -------
-------
Net increase in net asset value from operations             .44      .00(f)     .00(f)     .52       .20
..62
                                                        -------  -------    -------    -------   -------
-------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                       (.25)    (.25)      (.26)      (.28)     (.19)
(.31)
Distributions from net realized gain on investment
 transactions                                             - 0 -     (.01)     - 0 -      - 0 -     - 0 -
- 0 -
                                                        -------  -------    -------    -------   -------
-------
Total dividends and distributions                          (.25)    (.26)      (.26)      (.28)     (.19)
(.31)
                                                        -------  -------    -------    -------   -------
-------
Net asset value, end of period                          $ 11.26  $ 11.07    $ 11.33    $ 11.59   $ 11.35
$ 11.34
                                                        =======  =======    =======    =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)        3.99%    (.01)%      .03%      4.61%     1.77%
5.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)               $29,381  $36,735    $45,530    $54,482   $53,570
$54,108
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                1.53%    1.53%      1.52%      1.52%     1.52%^
1.52%
 Expenses, before waivers/reimbursements(e)                1.65%    1.64%      1.63%      1.63%     1.63%^
1.61%
 Net investment income(b)                                  2.20%    2.14%      2.17%      2.29%     2.39%^
2.67%
Portfolio turnover rate                                      12%      19%        13%        15%       12%
9%
------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                              ADVISOR CLASS
                                                                                           JULY 25,
                                                                                          2016(g) TO
                                                                       YEAR ENDED MAY 31,  MAY 31,
                                                                         2019      2018      2017
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 11.08   $ 11.34   $ 11.72
                                                                       -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .35       .35       .30
Net realized and unrealized gain (loss) on investment transactions         .20      (.24)     (.36)
                                                                       -------   -------   -------
Net increase (decrease) in net asset value from operations                 .55       .11      (.06)
                                                                       -------   -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.36)     (.36)     (.32)
Distributions from net realized gain on investment transactions          - 0 -      (.01)    - 0 -
                                                                       -------   -------   -------
Total dividends and distributions                                         (.36)     (.37)     (.32)
                                                                       -------   -------   -------
Net asset value, end of period                                         $ 11.27   $ 11.08   $ 11.34
                                                                       =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)                       5.03%     1.00%     (.48)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $57,879   $50,825   $42,177
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                .53%      .54%      .52%^
 Expenses, before waivers/reimbursements(e)                                .65%      .64%      .65%^
 Net investment income(b)                                                 3.20%     3.14%     3.22%^
Portfolio turnover rate                                                     12%       19%       13%
----------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

AB MINNESOTA PORTFOLIO


-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                                 OCTOBER 1,
                                                                                                  2014 TO
YEAR ENDED
                                                                     YEAR ENDED MAY 31,           MAY 31,
SEPTEMBER 30,
                                                               2019     2018     2017     2016    2015(a)
2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.11  $ 10.33  $ 10.54  $ 10.33   $ 10.46
$ 10.13
                                                             -------  -------  -------  -------   -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .28      .28      .29      .31       .20
..31
Net realized and unrealized gain (loss) on investment
 transactions                                                    .22     (.21)    (.19)     .22      (.06)
..35
                                                             -------  -------  -------  -------   -------
-------
Net increase in net asset value from operations                  .50      .07      .10      .53       .14
..66
                                                             -------  -------  -------  -------   -------
-------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.28)    (.28)    (.29)    (.32)     (.21)
(.33)
Distributions from net realized gain on investment
 transactions                                                  - 0 -     (.01)    (.02)   - 0 -      (.06)
- 0 -
                                                             -------  -------  -------  -------   -------
-------
Total dividends and distributions                               (.28)    (.29)    (.31)    (.32)     (.27)
(.33)
                                                             -------  -------  -------  -------   -------
-------
Net asset value, end of period                               $ 10.33  $ 10.11  $ 10.33  $ 10.54   $ 10.33
$ 10.46
                                                             =======  =======  =======  =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)             5.01%     .69%    1.03%    5.24%     1.37%
6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $51,638  $60,997  $67,611  $67,380   $70,197
$69,595
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      .87%     .86%     .85%     .86%      .88%^
..90%
 Expenses, before waivers/reimbursements(e)                     1.27%    1.17%    1.11%    1.08%     1.08%^
1.09%
 Net investment income(b)                                       2.73%    2.77%    2.77%    2.94%     2.90%^
3.04%
Portfolio turnover rate                                           14%      16%      12%      10%       11%
19%
-------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                                               OCTOBER 1,
                                                                                                2014 TO
YEAR ENDED
                                                                    YEAR ENDED MAY 31,          MAY 31,
SEPTEMBER 30,
                                                              2019     2018     2017    2016    2015(a)
2014
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.12  $10.33    $10.55  $10.33    $10.45
$10.12
                                                             ------  ------    ------  ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .20     .21       .21     .23       .15
..24
Net realized and unrealized gain (loss) on investment
 transactions                                                   .22    (.21)     (.19)    .23      (.05)
..35
                                                             ------  ------    ------  ------    ------
------
Net increase in net asset value from operations                 .42     .00(f)    .02     .46       .10
..59
                                                             ------  ------    ------  ------    ------
------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.20)   (.20)     (.22)   (.24)     (.16)
(.26)
Distributions from net realized gain on investment
 transactions                                                 - 0 -    (.01)     (.02)  - 0 -      (.06)
- 0 -
                                                             ------  ------    ------  ------    ------
------
Total dividends and distributions                              (.20)   (.21)     (.24)   (.24)     (.22)
(.26)
                                                             ------  ------    ------  ------    ------
------
Net asset value, end of period                               $10.34  $10.12    $10.33  $10.55    $10.33
$10.45
                                                             ======  ======    ======  ======    ======
======
TOTAL RETURN
Total investment return based on net asset value(d)            4.22%    .04%      .18%   4.55%      .98%
5.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   31  $   30    $   41  $   15    $   34      $
91
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    1.62%   1.61%     1.60%   1.60%     1.60%^
1.60%
 Expenses, before waivers/reimbursements(e)                    2.07%   1.98%     1.92%   1.84%     1.82%^
1.81%
 Net investment income(b)                                      1.98%   2.02%     2.03%   2.20%     2.18%^
2.34%
Portfolio turnover rate                                          14%     16%       12%     10%       11%
19%
-----------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                                OCTOBER 1,
                                                                                                 2014 TO
YEAR ENDED
                                                                     YEAR ENDED MAY 31,          MAY 31,
SEPTEMBER 30,
                                                              2019     2018     2017     2016    2015(a)
2014
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.12  $10.34   $ 10.55  $ 10.34   $ 10.47
$ 10.14
                                                             ------  ------   -------  -------   -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .20     .21       .21      .23       .15
..24
Net realized and unrealized gain (loss) on investment
 transactions                                                   .23    (.22)     (.18)     .23      (.06)
..35
                                                             ------  ------   -------  -------   -------
-------
Net increase (decrease) in net asset value from operations      .43    (.01)      .03      .46       .09
..59
                                                             ------  ------   -------  -------   -------
-------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.20)   (.20)     (.22)    (.25)     (.16)
(.26)
Distributions from net realized gain on investment
 transactions                                                 - 0 -    (.01)     (.02)   - 0 -      (.06)
- 0 -
                                                             ------  ------   -------  -------   -------
-------
Total dividends and distributions                              (.20)   (.21)     (.24)    (.25)     (.22)
(.26)
                                                             ------  ------   -------  -------   -------
-------
Net asset value, end of period                               $10.35  $10.12   $ 10.34  $ 10.55   $ 10.34
$ 10.47
                                                             ======  ======   =======  =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)            4.32%   (.06)%     .27%    4.45%      .88%
5.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $6,226  $8,164   $10,984  $16,178   $15,680
$16,126
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                    1.62%   1.61%     1.60%    1.61%     1.60%^
1.60%
 Expenses, before waivers/reimbursements(e)                    2.02%   1.92%     1.85%    1.84%     1.81%^
1.79%
 Net investment income(b)                                      1.98%   2.02%     2.01%    2.18%     2.17%^
2.34%
Portfolio turnover rate                                          14%     16%       12%      10%       11%
19%
------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

AB NEW JERSEY PORTFOLIO


-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                                 OCTOBER 1,
                                                                                                  2014 TO
YEAR ENDED
                                                                     YEAR ENDED MAY 31,           MAY 31,
SEPTEMBER 30,
                                                               2019     2018     2017     2016    2015(a)
2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.63  $  9.78  $  9.93  $  9.67   $  9.76
$   9.55
                                                             -------  -------  -------  -------   -------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .31      .31      .32      .32       .22
..35
Net realized and unrealized gain (loss) on investment
 transactions                                                    .21     (.15)    (.14)     .28      (.08)
..22
                                                             -------  -------  -------  -------   -------
--------
Net increase in net asset value from operations                  .52      .16      .18      .60       .14
..57
                                                             -------  -------  -------  -------   -------
--------
LESS: DIVIDENDS
Dividends from net investment income                            (.31)    (.31)    (.33)    (.34)     (.23)
(.36)
                                                             -------  -------  -------  -------   -------
--------
Net asset value, end of period                               $  9.84  $  9.63  $  9.78  $  9.93   $  9.67
$   9.76
                                                             =======  =======  =======  =======   =======
========
TOTAL RETURN
Total investment return based on net asset value(d)             5.53%    1.65%    1.82%    6.27%     1.43%
6.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $79,995  $93,552  $92,494  $87,365   $90,559
$100,039
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      .84%     .83%     .82%     .82%      .85%^
..87%
 Expenses, before waivers/reimbursements(e)                     1.07%    1.03%    1.01%     .99%     1.00%^
1.00%
 Net investment income(b)                                       3.23%    3.18%    3.29%    3.33%     3.42%^
3.62%
Portfolio turnover rate                                            8%      26%       8%      14%        2%
16%
-------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                                                   OCTOBER 1,
                                                                                                    2014 TO
YEAR ENDED
                                                                           YEAR ENDED MAY 31,       MAY 31,
SEPTEMBER 30,
                                                                        2019   2018   2017   2016   2015(a)
2014
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $9.63  $9.78  $9.93  $9.67    $9.76
$9.55
                                                                       -----  -----  -----  -----    -----
-----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                              .24    .24    .25    .25      .18
..28
Net realized and unrealized gain (loss) on investment transactions       .21   (.15)  (.14)   .27     (.09)
..22
                                                                       -----  -----  -----  -----    -----
-----
Net increase in net asset value from operations                          .45    .09    .11    .52      .09
..50
                                                                       -----  -----  -----  -----    -----
-----
LESS: DIVIDENDS
Dividends from net investment income                                    (.24)  (.24)  (.26)  (.26)    (.18)
(.29)
                                                                       -----  -----  -----  -----    -----
-----
Net asset value, end of period                                         $9.84  $9.63  $9.78  $9.93    $9.67
$9.76
                                                                       =====  =====  =====  =====    =====
=====
TOTAL RETURN
Total investment return based on net asset value(d)                     4.70%   .88%  1.10%  5.48%     .95%
5.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  14  $ 144  $ 214  $ 282    $ 365
$ 466
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                             1.57%  1.58%  1.57%  1.57%    1.57%^
1.57%
 Expenses, before waivers/reimbursements(e)                             1.84%  1.78%  1.76%  1.78%    1.73%^
1.71%
 Net investment income(b)                                               2.45%  2.42%  2.53%  2.58%    2.70%^
2.94%
Portfolio turnover rate                                                    8%    26%     8%    14%       2%
16%
---------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                                 OCTOBER 1,
                                                                                                  2014 TO
YEAR ENDED
                                                                     YEAR ENDED MAY 31,           MAY 31,
SEPTEMBER 30,
                                                               2019     2018     2017     2016    2015(a)
2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.64  $  9.79  $  9.93  $  9.67   $  9.77
$  9.55
                                                             -------  -------  -------  -------   -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .24      .24      .25      .25       .18
..28
Net realized and unrealized gain (loss) on investment
 transactions                                                    .21     (.15)    (.14)     .27      (.10)
..23
                                                             -------  -------  -------  -------   -------
-------
Net increase in net asset value from operations                  .45      .09      .11      .52       .08
..51
                                                             -------  -------  -------  -------   -------
-------
LESS: DIVIDENDS
Dividends from net investment income                            (.24)    (.24)    (.25)    (.26)     (.18)
(.29)
                                                             -------  -------  -------  -------   -------
-------
Net asset value, end of period                               $  9.85  $  9.64  $  9.79  $  9.93   $  9.67
$  9.77
                                                             =======  =======  =======  =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)             4.74%     .89%    1.15%    5.47%      .84%
5.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $10,244  $14,007  $17,269  $30,094   $28,419
$29,694
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.59%    1.58%    1.57%    1.57%     1.57%^
1.57%
 Expenses, before waivers/reimbursements(e)                     1.82%    1.77%    1.76%    1.74%     1.72%^
1.70%
 Net investment income(b)                                       2.48%    2.42%    2.53%    2.58%     2.70%^
2.91%
Portfolio turnover rate                                            8%      26%       8%      14%        2%
16%
-------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

AB OHIO PORTFOLIO


---------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                                                                   OCTOBER 1,
                                                                                                    2014 TO
YEAR ENDED
                                                                      YEAR ENDED MAY 31,            MAY 31,
SEPTEMBER 30,
                                                               2019     2018      2017      2016    2015(a)
2014
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  9.83  $ 10.05  $ 10.20    $  9.89   $  9.93
$  9.80
                                                             -------  -------  -------    -------   -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .28      .28      .28        .29       .21
..34
Net realized and unrealized gain (loss) on investment
 transactions                                                    .19     (.22)    (.15)       .32      (.03)
..14
Contributions from Affiliates                                  - 0 -    - 0 -      .00(f)   - 0 -     - 0 -
- 0 -
                                                             -------  -------  -------    -------   -------
-------
Net increase in net asset value from operations                  .47      .06      .13        .61       .18
..48
                                                             -------  -------  -------    -------   -------
-------
LESS: DIVIDENDS
Dividends from net investment income                            (.29)    (.28)    (.28)      (.30)     (.22)
(.35)
                                                             -------  -------  -------    -------   -------
-------
Net asset value, end of period                               $ 10.01  $  9.83  $ 10.05    $ 10.20   $  9.89
$  9.93
                                                             =======  =======  =======    =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)             4.82%     .58%    1.29%      6.29%     1.76%
5.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $75,542  $79,767  $83,417    $87,480   $86,775
$87,685
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      .81%     .80%     .80%       .80%      .83%^
..85%
 Expenses, before waivers/reimbursements(e)                     1.11%    1.07%    1.03%       .99%     1.01%^
1.02%
 Net investment income(b)                                       2.90%    2.81%    2.76%      2.90%     3.11%^
3.50%
Portfolio turnover rate                                            8%      12%       5%        13%       14%
17%
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS B

OCTOBER 1,
                                                                                                         2014
TO    YEAR ENDED
                                                                              YEAR ENDED MAY 31,         MAY
31,   SEPTEMBER 30,
                                                                        2019     2018    2017    2016
2015(a)       2014
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 9.82  $10.04   $10.18  $ 9.88
$9.92        $9.79
                                                                       ------  ------   ------  ------
-----        -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                               .21     .21      .20     .22
..16          .28
Net realized and unrealized gain (loss) on investment transactions        .19    (.23)    (.14)    .31
(.03)         .14
                                                                       ------  ------   ------  ------
-----        -----
Net increase (decrease) in net asset value from operations                .40    (.02)     .06     .53
..13          .42
                                                                       ------  ------   ------  ------
-----        -----
LESS: DIVIDENDS
Dividends from net investment income                                     (.21)   (.20)    (.20)   (.23)
(.17)        (.29)
                                                                       ------  ------   ------  ------
-----        -----
Net asset value, end of period                                         $10.01  $ 9.82   $10.04  $10.18
$9.88        $9.92
                                                                       ======  ======   ======  ======
=====        =====
TOTAL RETURN
Total investment return based on net asset value(d)                      4.15%   (.17)%    .65%   5.40%
1.28%        4.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $   26  $   26   $   26  $   52    $
144        $ 209
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                              1.57%   1.55%    1.55%   1.55%
1.55%^       1.55%
 Expenses, before waivers/reimbursements(e)                              1.93%   1.86%    1.85%   1.75%
1.75%^       1.72%
 Net investment income(b)                                                2.16%   2.07%    2.00%   2.18%
2.39%^       2.85%
Portfolio turnover rate                                                     8%     12%       5%     13%
14%          17%
--------------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

---------------------------------------------------------------------------------------------------------------
                                                                             CLASS C
                                                                                       OCTOBER 1,
                                                                                        2014 TO    YEAR ENDED
                                                           YEAR ENDED MAY 31,           MAY 31,   SEPTEMBER
30,
                                                    2019     2018      2017     2016    2015(a)       2014
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 9.83  $ 10.04   $ 10.19  $  9.88   $  9.92      $  9.80
                                                   ------  -------   -------  -------   -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                           .21      .20       .20      .22       .16          .27
Net realized and unrealized gain (loss) on
 investment transactions                              .18     (.21)     (.15)     .32      (.03)         .14
                                                   ------  -------   -------  -------   -------      -------
Net increase (decrease) in net asset value from
 operations                                           .39     (.01)      .05      .54       .13          .41
                                                   ------  -------   -------  -------   -------      -------
LESS: DIVIDENDS
Dividends from net investment income                 (.21)    (.20)     (.20)    (.23)     (.17)        (.29)
                                                   ------  -------   -------  -------   -------      -------
Net asset value, end of period                     $10.01  $  9.83   $ 10.04  $ 10.19   $  9.88      $  9.92
                                                   ======  =======   =======  =======   =======      =======
TOTAL RETURN
Total investment return based on net asset
 value(d)                                            4.04%    (.07)%     .53%    5.50%     1.28%        4.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $8,040  $11,967   $13,701  $27,045   $29,673      $31,409
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)          1.56%    1.55%     1.55%    1.55%     1.55%^       1.55%
 Expenses, before waivers/reimbursements(e)          1.86%    1.82%     1.78%    1.74%     1.74%^       1.72%
 Net investment income(b)                            2.15%    2.06%     2.00%    2.15%     2.39%^       2.81%
Portfolio turnover rate                                 8%      12%        5%      13%       14%          17%
---------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

AB PENNSYLVANIA PORTFOLIO


-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                                 OCTOBER 1,
                                                                                                  2014 TO
YEAR ENDED
                                                                     YEAR ENDED MAY 31,           MAY 31,
SEPTEMBER 30,
                                                               2019     2018     2017     2016    2015(a)
2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.35  $ 10.54  $ 10.70  $ 10.42   $ 10.43
$ 10.11
                                                             -------  -------  -------  -------   -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .32      .30      .31      .32       .22
..34
Net realized and unrealized gain (loss) on investment
 transactions                                                    .20     (.19)    (.16)     .28      (.01)
..35
                                                             -------  -------  -------  -------   -------
-------
Net increase in net asset value from operations                  .52      .11      .15      .60       .21
..69
                                                             -------  -------  -------  -------   -------
-------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.32)    (.30)    (.31)    (.32)     (.22)
(.34)
Distributions from net realized gain on investment
 transactions                                                  - 0 -    - 0 -    - 0 -    - 0 -     - 0 -
(.03)
                                                             -------  -------  -------  -------   -------
-------
Total dividends and distributions                               (.32)    (.30)    (.31)    (.32)     (.22)
(.37)
                                                             -------  -------  -------  -------   -------
-------
Net asset value, end of period                               $ 10.55  $ 10.35  $ 10.54  $ 10.70   $ 10.42
$ 10.43
                                                             =======  =======  =======  =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)             5.10%    1.10%    1.41%    5.83%     1.99%
6.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $74,496  $80,666  $83,620  $74,734   $78,907
$82,402
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                      .86%     .86%     .85%     .85%      .88%^
..90%
 Expenses, before waivers/reimbursements(e)                     1.12%    1.09%    1.05%    1.03%     1.04%^
1.07%
 Net investment income(b)                                       3.07%    2.91%    2.91%    3.02%     3.10%^
3.29%
Portfolio turnover rate                                            9%      38%      24%      11%        2%
25%
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS B
                                                                                                 OCTOBER 1,
                                                                                                  2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,         MAY 31,
SEPTEMBER 30,
                                                                  2019    2018    2017    2016    2015(a)
2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.35  $10.54  $10.70  $10.42    $10.43
$10.11
                                                                 ------  ------  ------  ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                         .24     .23     .23     .24       .17
..27
Net realized and unrealized gain (loss) on investment
 transactions                                                       .21    (.19)   (.16)    .28      (.01)
..34
                                                                 ------  ------  ------  ------    ------
------
Net increase in net asset value from operations                     .45     .04     .07     .52       .16
..61
                                                                 ------  ------  ------  ------    ------
------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.24)   (.23)   (.23)   (.24)     (.17)
(.26)
Distributions from net realized gain on investment transactions   - 0 -   - 0 -   - 0 -   - 0 -     - 0 -
(.03)
                                                                 ------  ------  ------  ------    ------
------
Total dividends and distributions                                  (.24)   (.23)   (.23)   (.24)     (.17)
(.29)
                                                                 ------  ------  ------  ------    ------
------
Net asset value, end of period                                   $10.56  $10.35  $10.54  $10.70    $10.42
$10.43
                                                                 ======  ======  ======  ======    ======
======
TOTAL RETURN
Total investment return based on net asset value(d)                4.40%    .35%    .65%   5.04%     1.50%
6.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $   20  $   35  $   62  $   74    $  168
$  340
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                        1.61%   1.61%   1.60%   1.60%     1.60%^
1.60%
 Expenses, before waivers/reimbursements(e)                        2.00%   1.91%   1.79%   1.88%     1.79%^
1.78%
 Net investment income(b)                                          2.31%   2.15%   2.15%   2.28%     2.38%^
2.62%
Portfolio turnover rate                                               9%     38%     24%     11%        2%
25%
-------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

---------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS C
                                                                                                   OCTOBER 1,
                                                                                                    2014 TO
YEAR ENDED
                                                                        YEAR ENDED MAY 31,          MAY 31,
SEPTEMBER 30,
                                                                  2019    2018     2017     2016    2015(a)
2014
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.36  $10.55  $ 10.70  $ 10.42   $ 10.43
$ 10.11
                                                                 ------  ------  -------  -------   -------
-------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                         .24     .23      .23      .24       .17
..26
Net realized and unrealized gain (loss) on investment
 transactions                                                       .20    (.19)    (.15)     .28      (.01)
..35
                                                                 ------  ------  -------  -------   -------
-------
Net increase in net asset value from operations                     .44     .04      .08      .52       .16
..61
                                                                 ------  ------  -------  -------   -------
-------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                               (.24)   (.23)    (.23)    (.24)     (.17)
(.26)
Distributions from net realized gain on investment transactions   - 0 -   - 0 -    - 0 -    - 0 -     - 0 -
(.03)
                                                                 ------  ------  -------  -------   -------
-------
Total dividends and distributions                                  (.24)   (.23)    (.23)    (.24)     (.17)
(.29)
                                                                 ------  ------  -------  -------   -------
-------
Net asset value, end of period                                   $10.56  $10.36  $ 10.55  $ 10.70   $ 10.42
$ 10.43
                                                                 ======  ======  =======  =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)                4.31%    .35%     .74%    5.04%     1.49%
6.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $6,712  $8,686  $11,237  $22,356   $21,635
$22,057
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                        1.61%   1.61%    1.60%    1.60%     1.60%^
1.60%
 Expenses, before waivers/reimbursements(e)                        1.87%   1.84%    1.79%    1.78%     1.77%^
1.77%
 Net investment income(b)                                          2.31%   2.16%    2.15%    2.27%     2.38%^
2.59%
Portfolio turnover rate                                               9%     38%      24%      11%        2%
25%
---------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

AB VIRGINIA PORTFOLIO


------------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS A
                                                                                                     OCTOBER
1,
                                                                                                      2014 TO
YEAR ENDED
                                                                       YEAR ENDED MAY 31,             MAY 31,
SEPTEMBER 30,
                                                               2019      2018      2017      2016     2015(a)
2014
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  10.99  $  11.19  $  11.39  $  11.11   $  11.13
$  10.70
                                                             --------  --------  --------  --------   --------
--------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .32       .32       .32       .34        .23
..36
Net realized and unrealized gain (loss) on investment
 transactions                                                     .20      (.20)     (.18)      .29
(.01)         .44
                                                             --------  --------  --------  --------   --------
--------
Net increase in net asset value from operations                   .52       .12       .14       .63        .22
..80
                                                             --------  --------  --------  --------   --------
--------
LESS: DIVIDENDS
Dividends from net investment income                             (.32)     (.32)     (.34)     (.35)
(.24)        (.37)
                                                             --------  --------  --------  --------   --------
--------
Net asset value, end of period                               $  11.19  $  10.99  $  11.19  $  11.39   $  11.11
$  11.13
                                                             ========  ========  ========  ========   ========
========
TOTAL RETURN
Total investment return based on net asset value(d)              4.80%     1.10%     1.23%     5.77%
1.94%        7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $127,353  $139,827  $159,689  $189,953   $181,642
$173,381
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                       .81%      .81%      .80%      .80%
..80%^        .80%
 Expenses, before waivers/reimbursements(e)                       .90%      .89%      .88%      .87%
..90%^        .92%
 Net investment income(b)                                        2.89%     2.85%     2.89%     3.02%
3.05%^       3.29%
Portfolio turnover rate                                             6%       18%       16%        7%
5%           8%
------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                                                     OCTOBER
1,
                                                                                                      2014 TO
YEAR ENDED
                                                                           YEAR ENDED MAY 31,         MAY 31,
SEPTEMBER 30,
                                                                      2019    2018    2017    2016    2015(a)
2014
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.97  $11.17  $11.37  $11.09    $11.11
$10.68
                                                                     ------  ------  ------  ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                             .23     .24     .24     .26       .17
..29
Net realized and unrealized gain (loss) on investment transactions      .21    (.20)   (.19)    .29      (.01)
..43
                                                                     ------  ------  ------  ------    ------
------
Net increase in net asset value from operations                         .44     .04     .05     .55       .16
..72
                                                                     ------  ------  ------  ------    ------
------
LESS: DIVIDENDS
Dividends from net investment income                                   (.24)   (.24)   (.25)   (.27)     (.18)
(.29)
                                                                     ------  ------  ------  ------    ------
------
Net asset value, end of period                                       $11.17  $10.97  $11.17  $11.37    $11.09
$11.11
                                                                     ======  ======  ======  ======    ======
======
TOTAL RETURN
Total investment return based on net asset value(d)                    4.03%    .34%    .48%   4.99%     1.46%
6.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $   49  $   46  $  111  $  126    $  340
$  668
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                            1.56%   1.56%   1.55%   1.55%
1.52%^      1.50%
 Expenses, before waivers/reimbursements(e)                            1.71%   1.68%   1.64%   1.65%
1.63%^      1.62%
 Net investment income(b)                                              2.15%   2.11%   2.15%   2.28%
2.34%^      2.63%
Portfolio turnover rate                                                   6%     18%     16%      7%        5%
8%
-----------------------------------------------------------------------------------------------------------------------------


See footnotes on pages 106 through 108.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
                                                                                                 OCTOBER 1,
                                                                                                  2014 TO
YEAR ENDED
                                                                     YEAR ENDED MAY 31,           MAY 31,
SEPTEMBER 30,
                                                               2019     2018     2017     2016    2015(a)
2014
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.96  $ 11.16  $ 11.36  $ 11.08   $ 11.10
$ 10.67
                                                             -------  -------  -------  -------   -------
-------
Net investment income(b)(c)                                      .23      .23      .24      .25       .17
..28
Net realized and unrealized gain (loss) on investment
 transactions                                                    .21     (.19)    (.19)     .30      (.01)
..44
                                                             -------  -------  -------  -------   -------
-------
Net increase in net asset value from operations                  .44      .04      .05      .55       .16
..72
                                                             -------  -------  -------  -------   -------
-------
LESS: DIVIDENDS
Dividends from net investment income                            (.24)    (.24)    (.25)    (.27)     (.18)
(.29)
                                                             -------  -------  -------  -------   -------
-------
Net asset value, end of period                               $ 11.16  $ 10.96  $ 11.16  $ 11.36   $ 11.08
$ 11.10
                                                             =======  =======  =======  =======   =======
=======
TOTAL RETURN
Total investment return based on net asset value(d)             4.04%     .35%     .48%    5.00%     1.46%
6.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $27,759  $35,435  $41,823  $56,080   $54,359
$55,038
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                     1.56%    1.56%    1.55%    1.55%     1.53%^
1.50%
 Expenses, before waivers/reimbursements(e)                     1.66%    1.65%    1.63%    1.62%     1.63%^
1.62%
 Net investment income(b)                                       2.15%    2.11%    2.15%    2.28%     2.34%^
2.60%
Portfolio turnover rate                                            6%      18%      16%       7%        5%
8%
-------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                              ADVISOR CLASS
                                                                                           JULY 25,
                                                                                          2016(g) TO
                                                                       YEAR ENDED MAY 31,  MAY 31,
                                                                         2019      2018      2017
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 10.99   $ 11.19   $ 11.49
                                                                       -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                                .34       .34       .30
Net realized and unrealized gain (loss) on investment transactions         .22      (.19)     (.29)
                                                                       -------   -------   -------
Net increase in net asset value from operations                            .56       .15       .01
                                                                       -------   -------   -------
LESS: DIVIDENDS
Dividends from net investment income                                      (.35)     (.35)     (.31)
                                                                       -------   -------   -------
Net asset value, end of period                                         $ 11.20   $ 10.99   $ 11.19
                                                                       =======   =======   =======
TOTAL RETURN
Total investment return based on net asset value(d)                       5.16%     1.35%      .14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $55,678   $41,188   $28,278
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(e)                                .56%      .56%      .55%^
 Expenses, before waivers/reimbursements(e)                                .65%      .64%      .66%^
 Net investment income(b)                                                 3.14%     3.10%     3.24%^
Portfolio turnover rate                                                      6%       18%       16%
----------------------------------------------------------------------------------------------------



(a)The Portfolio changed its fiscal year end from September 30 to May 31.

(b)Net of fees and expenses waived/reimbursed by the Adviser.

(c)Based on average shares outstanding.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The expense ratios presented below exclude interest/bank overdraft expense:



                                                                                                OCTOBER 1,
                                                                                                 2014 TO
YEAR ENDED
                                                                          YEAR ENDED MAY 31,     MAY 31,
SEPTEMBER 30,
                                                                        2019  2018  2017  2016   2015(a)
2014
------------------------------------------------------------------------------------------------------------------------
AB ARIZONA PORTFOLIO
CLASS A
   Net of waivers                                                        .78%  .78%  .78%  .78%     .78%^
..78%
   Before waivers                                                       1.00%  .99%  .97%  .96%     .97%^
..98%
CLASS B
   Net of waivers                                                       1.53% 1.51% 1.53% 1.53%    1.50%^
1.48%
   Before waivers                                                       1.98% 1.72% 1.73% 1.71%    1.70%^
1.68%
CLASS C
   Net of waivers                                                       1.53% 1.53% 1.53% 1.53%    1.50%^
1.48%
   Before waivers                                                       1.75% 1.74% 1.72% 1.71%    1.70%^
1.68%

AB MASSACHUSETTS PORTFOLIO
CLASS A
   Net of waivers                                                        .77%  .77%  N/A   N/A      N/A
N/A
   Before waivers                                                        .89%  .88%  N/A   N/A      N/A
N/A
CLASS B
   Net of waivers                                                       1.52% 1.52%  N/A   N/A      N/A
N/A
   Before waivers                                                       1.68% 1.65%  N/A   N/A      N/A
N/A
CLASS C
   Net of waivers                                                       1.52% 1.52%  N/A   N/A      N/A
N/A
   Before waivers                                                       1.64% 1.63%  N/A   N/A      N/A
N/A
ADVISOR CLASS
   Net of waivers                                                        .52%  .52%  N/A   N/A      N/A
N/A
   Before waivers                                                        .64%  .63%  N/A   N/A      N/A
N/A

AB MINNESOTA PORTFOLIO
CLASS A
   Net of waivers                                                        .85%  .85%  .85%  .85%     .88%^
..90%
   Before waivers                                                       1.26% 1.16% 1.11% 1.08%    1.08%^
1.09%
CLASS B
   Net of waivers                                                       1.60% 1.60% 1.60% 1.60%    1.60%^
1.60%
   Before waivers                                                       2.06% 1.97% 1.92% 1.84%    1.82%^
1.81%
CLASS C
   Net of waivers                                                       1.60% 1.60% 1.60% 1.60%    1.60%^
1.60%
   Before waivers                                                       2.01% 1.91% 1.85% 1.83%    1.81%^
1.79%

AB NEW JERSEY PORTFOLIO
CLASS A
   Net of waivers                                                        .82%  .82%  N/A   N/A      N/A
N/A
   Before waivers                                                       1.05% 1.02%  N/A   N/A      N/A
N/A
CLASS B
   Net of waivers                                                       1.57% 1.57%  N/A   N/A      N/A
N/A
   Before waivers                                                       1.83% 1.77%  N/A   N/A      N/A
N/A
CLASS C
   Net of waivers                                                       1.57% 1.57%  N/A   N/A      N/A
N/A
   Before waivers                                                       1.80% 1.77%  N/A   N/A      N/A
N/A

AB OHIO PORTFOLIO
CLASS A
   Net of waivers                                                        .80%  .80%  .80%  .80%     .83%^
..85%
   Before waivers                                                       1.10% 1.06% 1.03%  .99%    1.01%^
1.01%
CLASS B
   Net of waivers                                                       1.55% 1.55% 1.55% 1.55%    1.55%^
1.55%
   Before waivers                                                       1.91% 1.86% 1.85% 1.75%    1.75%^
1.72%
CLASS C
   Net of waivers                                                       1.55% 1.55% 1.55% 1.55%    1.55%^
1.55%
   Before waivers                                                       1.85% 1.82% 1.78% 1.74%    1.74%^
1.72%

AB PENNSYLVANIA PORTFOLIO
CLASS A
   Net of waivers                                                        .85%  .85%  N/A   N/A      N/A
N/A
   Before waivers                                                       1.11% 1.08%  N/A   N/A      N/A
N/A
CLASS B
   Net of waivers                                                       1.60% 1.60%  N/A   N/A      N/A
N/A
   Before waivers                                                       1.99% 1.90%  N/A   N/A      N/A
N/A
CLASS C
   Net of waivers                                                       1.60% 1.60%  N/A   N/A      N/A
N/A
   Before waivers                                                       1.86% 1.83%  N/A   N/A      N/A
N/A

                                                                                              OCTOBER 1,
                                                                                               2014 TO    YEAR
ENDED
                                                                         YEAR ENDED MAY 31,    MAY 31,
SEPTEMBER 30,
                                                                        2019  2018  2017 2016  2015(a)
2014
----------------------------------------------------------------------------------------------------------------------
AB VIRGINIA PORTFOLIO
CLASS A
   Net of waivers                                                        .80%  .80% N/A  N/A     N/A
N/A
   Before waivers                                                        .90%  .88% N/A  N/A     N/A
N/A
CLASS B
   Net of waivers                                                       1.55% 1.55% N/A  N/A     N/A
N/A
   Before waivers                                                       1.70% 1.67% N/A  N/A     N/A
N/A
CLASS C
   Net of waivers                                                       1.55% 1.55% N/A  N/A     N/A
N/A
   Before waivers                                                       1.65% 1.64% N/A  N/A     N/A
N/A
ADVISOR CLASS
   Net of waivers                                                        .55%  .55% N/A  N/A     N/A
N/A
   Before waivers                                                        .65%  .63% N/A  N/A     N/A
N/A


(f)Amount is less than $.005.

(g)Commencement of distributions.

^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolio" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 3.00%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses". Additional information concerning the fees and expenses incurred by the Portfolio may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.


AB NATIONAL PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04       83.85     10,530.19
   3             10,530.19      526.51    11,056.70       87.35     10,969.35
   4             10,969.35      548.47    11,517.82       90.99     11,426.83
   5             11,426.83      571.34    11,998.17       94.79     11,903.38
   6             11,903.38      595.17    12,498.55       98.74     12,399.81
   7             12,399.81      619.99    13,019.80      102.86     12,916.94
   8             12,916.94      645.85    13,562.79      107.15     13,455.64
   9             13,455.64      672.78    14,128.42      111.61     14,016.81
   10            14,016.81      700.84    14,717.65      116.27     14,601.38
   ---------------------------------------------------------------------------
   Cumulative                $5,871.38                $1,270.00



AB HIGH INCOME MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  388.61    $10,096.39
   2             10,096.39      504.82    10,601.21       93.29     10,507.92
   3             10,507.92      525.40    11,033.32       97.09     10,936.23
   4             10,936.23      546.81    11,483.04      101.05     11,381.99
   5             11,381.99      569.10    11,951.09      105.17     11,845.92
   6             11,845.92      592.30    12,438.22      109.46     12,328.76
   7             12,328.76      616.44    12,945.20      113.92     12,831.28
   8             12,831.28      641.56    13,472.84      118.56     13,354.28
   9             13,354.28      667.71    14,021.99      123.39     13,898.60
   10            13,898.60      694.93    14,593.53      128.42     14,465.11
   ---------------------------------------------------------------------------
   Cumulative                $5,844.07                $1,378.96



AB CALIFORNIA PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  377.41    $10,107.59
   2             10,107.59      505.38    10,612.97       84.90     10,528.07
   3             10,528.07      526.40    11,054.47       88.44     10,966.03
   4             10,966.03      548.30    11,514.33       92.11     11,422.22
   5             11,422.22      571.11    11,993.33       95.95     11,897.38
   6             11,897.38      594.87    12,492.25       99.94     12,392.31
   7             12,392.31      619.62    13,011.93      104.10     12,907.83
   8             12,907.83      645.39    13,553.22      108.43     13,444.79
   9             13,444.79      672.24    14,117.03      112.94     14,004.09
   10            14,004.09      700.20    14,704.29      117.63     14,586.66
   ---------------------------------------------------------------------------
   Cumulative                $5,868.51                $1,281.85

AB ARIZONA PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  379.44    $10,105.56
   2             10,105.56      505.28    10,610.84      107.17     10,503.67
   3             10,503.67      525.18    11,028.85      111.39     10,917.46
   4             10,917.46      545.87    11,463.33      115.78     11,347.55
   5             11,347.55      567.38    11,914.93      120.34     11,794.59
   6             11,794.59      589.73    12,384.32      125.08     12,259.24
   7             12,259.24      612.96    12,872.20      130.01     12,742.19
   8             12,742.19      637.11    13,379.30      135.13     13,244.17
   9             13,244.17      662.21    13,906.38      140.45     13,765.93
   10            13,765.93      688.30    14,454.23      145.99     14,308.24
   ---------------------------------------------------------------------------
   Cumulative                $5,819.02                $1,510.78



AB MASSACHUSETTS PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  379.44    $10,105.56
   2             10,105.56      505.28    10,610.84       95.50     10,515.34
   3             10,515.34      525.77    11,041.11       99.37     10,941.74
   4             10,941.74      547.09    11,488.83      103.40     11,385.43
   5             11,385.43      569.27    11,954.70      107.59     11,847.11
   6             11,847.11      592.36    12,439.47      111.96     12,327.51
   7             12,327.51      616.38    12,943.89      116.50     12,827.39
   8             12,827.39      641.37    13,468.76      121.22     13,347.54
   9             13,347.54      667.38    14,014.92      126.13     13,888.79
   10            13,888.79      694.44    14,583.23      131.25     14,451.98
   ---------------------------------------------------------------------------
   Cumulative                $5,844.34                $1,392.36



AB MINNESOTA PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  388.61    $10,096.39
   2             10,096.39      504.82    10,601.21      240.65     10,360.56
   3             10,360.56      518.03    10,878.59      246.94     10,631.65
   4             10,631.65      531.58    11,163.23      253.41     10,909.82
   5             10,909.82      545.49    11,455.31      260.04     11,195.27
   6             11,195.27      559.76    11,755.03      266.84     11,488.19
   7             11,488.19      574.41    12,062.60      273.82     11,788.78
   8             11,788.78      589.44    12,378.22      280.99     12,097.23
   9             12,097.23      604.86    12,702.09      288.34     12,413.75
   10            12,413.75      620.69    13,034.44      295.88     12,738.56
   ---------------------------------------------------------------------------
   Cumulative                $5,534.08                $2,795.52



AB NEW JERSEY PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  385.55    $10,099.45
   2             10,099.45      504.97    10,604.42      113.47     10,490.95
   3             10,490.95      524.55    11,015.50      117.87     10,897.63
   4             10,897.63      544.88    11,442.51      122.43     11,320.08
   5             11,320.08      566.00    11,886.08      127.18     11,758.90
   6             11,758.90      587.95    12,346.85      132.11     12,214.74
   7             12,214.74      610.74    12,825.48      137.23     12,688.25
   8             12,688.25      634.41    13,322.66      142.55     13,180.11
   9             13,180.11      659.01    13,839.12      148.08     13,691.04
   10            13,691.04      684.55    14,375.59      153.82     14,221.77
   ---------------------------------------------------------------------------
   Cumulative                $5,802.06                $1,580.29

AB NEW YORK PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  377.41    $10,107.59
   2             10,107.59      505.38    10,612.97       87.03     10,525.94
   3             10,525.94      526.30    11,052.24       90.63     10,961.61
   4             10,961.61      548.08    11,509.69       94.38     11,415.31
   5             11,415.31      570.77    11,986.08       98.29     11,887.79
   6             11,887.79      594.39    12,482.18      102.35     12,379.83
   7             12,379.83      618.99    12,998.82      106.59     12,892.23
   8             12,892.23      644.61    13,536.84      111.00     13,425.84
   9             13,425.84      671.29    14,097.13      115.60     13,981.53
   10            13,981.53      699.08    14,680.61      120.38     14,560.23
   ---------------------------------------------------------------------------
   Cumulative                $5,863.89                $1,303.66



AB OHIO PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  382.50    $10,102.50
   2             10,102.50      505.13    10,607.63      117.74     10,489.89
   3             10,489.89      524.49    11,014.38      122.26     10,892.12
   4             10,892.12      544.61    11,436.73      126.95     11,309.78
   5             11,309.78      565.49    11,875.27      131.82     11,743.45
   6             11,743.45      587.17    12,330.62      136.87     12,193.75
   7             12,193.75      609.69    12,803.44      142.12     12,661.32
   8             12,661.32      633.07    13,294.39      147.57     13,146.82
   9             13,146.82      657.34    13,804.16      153.23     13,650.93
   10            13,650.93      682.55    14,333.48      159.10     14,174.38
   ---------------------------------------------------------------------------
   Cumulative                $5,794.54                $1,620.16



AB PENNSYLVANIA PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  387.59    $10,097.41
   2             10,097.41      504.87    10,602.28      118.75     10,483.53
   3             10,483.53      524.18    11,007.71      123.29     10,884.42
   4             10,884.42      544.22    11,428.64      128.00     11,300.64
   5             11,300.64      565.03    11,865.67      132.90     11,732.77
   6             11,732.77      586.64    12,319.41      137.98     12,181.43
   7             12,181.43      609.07    12,790.50      143.25     12,647.25
   8             12,647.25      632.36    13,279.61      148.73     13,130.88
   9             13,130.88      656.54    13,787.42      154.42     13,633.00
   10            13,633.00      681.65    14,314.65      160.32     14,154.33
   ---------------------------------------------------------------------------
   Cumulative                $5,842.72                $1,405.91



AB VIRGINIA PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00   $  382.50    $10,102.50
   2             10,102.50      505.13    10,607.63       95.47     10,512.16
   3             10,512.16      525.61    11,037.77       99.34     10,938.43
   4             10,938.43      546.92    11,485.35      103.37     11,381.98
   5             11,381.98      569.10    11,951.08      107.56     11,843.52
   6             11,843.52      592.18    12,435.70      111.92     12,323.78
   7             12,323.78      616.19    12,939.97      116.46     12,823.51
   8             12,823.51      641.18    13,464.69      121.18     13,343.51
   9             13,343.51      667.18    14,010.69      126.10     13,884.59
   10            13,884.59      694.23    14,578.82      131.21     14,447.61
   ---------------------------------------------------------------------------
   Cumulative                $5,842.72                $1,395.11

--------

*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses before fee waiver as reflected under "Fees and Expenses of the Portfolio" in the Summary Information at the beginning of this Prospectus.

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS
--------------------------------------------------------------------------------

WAIVER SPECIFIC TO MERRILL LYNCH
--------------------------------------------------------------------------------


Effective April 10, 2017, shareholders purchasing Portfolio shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Portfolio's Prospectus or SAI:


FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

.. Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

..  Shares purchased by or through a 529 Plan

.. Shares purchased through a Merrill Lynch affiliated investment advisory program

.. Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

..  Shares of funds purchased through the Merrill Edge Self-Directed platform
   (if applicable)

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

.. Employees and registered representatives of Merrill Lynch or its affiliates and their family members


.. Directors or Trustees of the Portfolio, and employees of the Portfolio's investment adviser or any of its affiliates, as described in this Prospectus


.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC WAIVERS ON A AND C SHARES AVAILABLE AT MERRILL LYNCH

..  Death or disability of the shareholder


.. Shares sold as part of a systematic withdrawal plan as described in the Portfolio's Prospectus


..  Return of excess contributions from an IRA Account


.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2


.. Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

..  Shares acquired through a right of reinstatement

.. Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT


..  Breakpoints as described in this Prospectus


.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

.. Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS SPECIFIC TO MORGAN STANLEY
--------------------------------------------------------------------------------


Effective July 1, 2018, shareholders purchasing Portfolio shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Portfolio's Prospectus or SAI.


.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

..  Morgan Stanley employee and employee-related accounts according to Morgan
   Stanley's account linking rules

.. Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

..  Shares purchased through a Morgan Stanley self-directed brokerage account

.. Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and
   (iii) redeemed shares were subject to a front-end or deferred sales charge

WAIVERS SPECIFIC TO AMERIPRISE FINANCIAL
--------------------------------------------------------------------------------

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Portfolio shares through Ameriprise
Financial:


Effective June 1, 2018, shareholders purchasing Portfolio shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Portfolio's Prospectus or SAI:


.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

..  Shares purchased through an Ameriprise Financial investment advisory program
   (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within same fund family)


.. Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges


.. Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

..  Shares purchased by or through qualified accounts (including IRAs, Coverdell
   Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)

WAIVER SPECIFIC TO RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES & RAYMOND JAMES AFFILIATES ("RAYMOND JAMES")
--------------------------------------------------------------------------------

Effective March 1, 2019, shareholders purchasing a Portfolio's shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Portfolio's Prospectus or SAI.

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT RAYMOND JAMES

..  Shares purchased in an investment advisory program

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same portfolio (but not any other portfolio within the fund family)

.. Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

.. A shareholder in the Portfolio's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Portfolio if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC WAIVERS ON A AND C SHARES AVAILABLE AT RAYMOND JAMES

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Portfolio's Prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Portfolio's Prospectus

.. Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

..  Shares acquired through a right of reinstatement

FRONT-END LOAD DISCOUNTS AVAILABLE AT RAYMOND JAMES: BREAKPOINTS, AND/OR RIGHTS OF ACCUMULATION

..  Breakpoints as described in this Prospectus

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about each Portfolio, including its operations and investment policies. The Portfolios' SAI and independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.abfunds.com



You may also view reports and other information about the Portfolios, including the SAI, by visiting the EDGAR database on the Securities and Exchange Commission's website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You also may find more information about the Adviser and other AB Mutual Funds on the Internet at: www.abfunds.com.


The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

FUND                            SEC FILE NO.
--------------------------------------------
AB Municipal Income Fund, Inc.   811-04791
AB Municipal Income Fund II      811-07618

                                                                  PRO-0116-0919

                                    [GRAPHIC]

A/B(R)
[LOGO]

AB Municipal Income Portfolios
        (Shares Offered--Exchange Ticker Symbol)

      > AB National Portfolio
        (Class A-ALTHX; Class B-ALTBX; Class C-ALNCX; Advisor Class-ALTVX)

      > AB High Income Municipal Portfolio
        (Class A-ABTHX; Class C-ABTFX; Advisor Class-ABTYX; Class Z-ABTZX)

      > AB California Portfolio
        (Class A-ALCAX; Class B-ALCBX; Class C-ACACX; Advisor Class-ALCVX)

      > AB Arizona Portfolio
        (Class A-AAZAX; Class B-AAZBX; Class C-AAZCX)

      > AB Massachusetts Portfolio
        (Class A-AMAAX; Class B-AMABX; Class C-AMACX; Advisor Class-AMAYX)

      > AB Minnesota Portfolio
        (Class A-AMNAX; Class B-AMNBX; Class C-AMNCX)

      > AB New Jersey Portfolio
        (Class A-ANJAX; Class B-ANJBX; Class C-ANJCX)

      > AB New York Portfolio
        (Class A-ALNYX; Class B-ALNBX; Class C-ANYCX; Advisor Class-ALNVX)

      > AB Ohio Portfolio
        (Class A-AOHAX; Class B-AOHBX; Class C-AOHCX)

      > AB Pennsylvania Portfolio
        (Class A-APAAX; Class B-APABX; Class C-APACX)

      > AB Virginia Portfolio
        (Class A-AVAAX; Class B-AVABX; Class C-AVACX; Advisor Class-AVAYX)

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature:  Toll Free (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                               September 30, 2019


--------------------------------------------------------------------------------


      This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated September 30, 2019, for the AB National Portfolio ("National Portfolio"), AB High Income Municipal Portfolio ("High Income Portfolio"), AB California Portfolio ("California Portfolio") and AB New York Portfolio ("New York Portfolio", and together with the National, High Income and California Portfolios, the "Fund Portfolios") of AB Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B (except for the High Income Portfolio), Class C, Advisor Class and Class Z (only for the High Income Portfolio) shares of the Fund Portfolios, and for the AB Arizona Portfolio ("Arizona Portfolio"), AB Massachusetts Portfolio ("Massachusetts Portfolio"), AB Minnesota Portfolio ("Minnesota Portfolio"), AB New Jersey Portfolio ("New Jersey Portfolio"), AB Ohio Portfolio ("Ohio Portfolio"), AB Pennsylvania Portfolio ("Pennsylvania Portfolio") and AB Virginia Portfolio ("Virginia Portfolio", and together with the Arizona, Massachusetts, Minnesota, New Jersey, Ohio and Pennsylvania Portfolios, the "Fund II Portfolios") of AB Municipal Income Fund II (the "Fund II") that offers the Class A, Class B, Class C and Advisor Class (only for the Massachusetts Portfolio and the Virginia Portfolio) shares of the Fund II Portfolios (the Fund and Fund II are together referred to as the "Funds"; each of the Fund Portfolios and Fund II Portfolios is referred to as a "Portfolio" and together as the "Portfolios") (together the "Prospectus"). Financial statements for the Portfolios for the year ended May 31, 2019 are included in the Funds' annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Funds' annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.abfunds.com.


                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
DESCRIPTION OF THE PORTFOLIOS..................................................3

INVESTMENT RESTRICTIONS.......................................................86

MANAGEMENT OF THE FUNDS.......................................................88

EXPENSES OF THE FUNDS........................................................121

PURCHASE OF SHARES...........................................................131

REDEMPTION AND REPURCHASE OF SHARES..........................................157

SHAREHOLDER SERVICES.........................................................160

NET ASSET VALUE..............................................................163

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................167

PORTFOLIO TRANSACTIONS.......................................................174

GENERAL INFORMATION..........................................................178

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM.................................................215

APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS................................A-1

APPENDIX B: PROXY VOTING AND GOVERNANCE POLICY STATEMENT.....................B-1



--------
The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                         DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

Introduction to the Portfolios
------------------------------

            Except as otherwise noted, the Portfolios' investment objectives and policies described below and in the Prospectus are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may be changed by the Board of Directors or Board of Trustees of the Funds (each a "Board" and together, the "Boards") with respect to a Portfolio without approval of the shareholders of such Portfolio. However, no Portfolio will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Portfolios will achieve their investment objectives.

            Whenever any investment policy or restriction states a percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

            Each Portfolio that invests in a particular state ("State Portfolio") may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax in the named state. When AllianceBernstein L.P. (the "Adviser") believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, that State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

Alternative Minimum Tax
-----------------------

            Under current federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals, though for regular federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

            In most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which assets of a Portfolio may be invested.

Insurance Feature
-----------------

            The insurance feature is generally described in the Prospectus under "Additional Information about the Portfolios' Risks and Investments--Insured Securities."


            The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. Currently, Assured Guaranty Municipal Corp. ("AGM") is the lead insurer writing policies on newly issued municipal bonds. AGM (formerly, Financial Security Assurance Holdings Ltd.) is an indirect subsidiary of Assured Guaranty Ltd. ("Assured"). Prior to the 2008-2009 financial crisis, there were several other insurers writing policies on municipal bonds, but the ratings of these insurers have been severely downgraded and, while they are still insuring municipal bonds under policies written prior to the financial crisis, they are no longer writing new policies. These insurers include National Public Finance Guarantee Corporation ("National"), a wholly-owned subsidiary of MBIA Inc. ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; Syncora Guarantee Inc. ("Syncora") (formerly XL Capital Assurance, Inc.), a wholly-owned subsidiary of Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.); CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc.) ("CIFG NA"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. As noted above, most of these insurers have been downgraded and it is possible that additional downgrades may occur. Moody's Investors Service, Inc. ("Moody's") and S&P Global Ratings ("S&P") ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.


            It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

Risk of Concentration in a Single State
---------------------------------------

            The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal depend upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

            Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "Additional Information About the Portfolios' Risks and Investments" in the Prospectus. See also "Appendix A:
Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

            The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York, California, Arizona, Massachusetts, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from official state documents referenced in the introduction to each state section, as well as other documents and sources, and do not purport to be complete. The Funds have not undertaken to verify independently such information and the Funds assume no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO
------------------


            The following is based on information obtained from an Official Statement, dated March 13, 2019, relating to the issuance of State of New York General Obligation Bonds, the Annual Information Statement of the State of New York ("Annual Information Statement"), dated June 12, 2019, the Fiscal Year 2020 Enacted Budget Financial Plan of the State of New York, as well as data from the U.S. Bureau of Economic Analysis and the U.S. Bureau of Labor Statistics.


      Debt Reform Act of 2000
      -----------------------

            The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income; (b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

            The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and was fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and was fully phased in at 5% in 2013-14.

            The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State, absent a change in law, would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules consistent with the limits.


            The State was found to be in compliance with the statutory caps for the most recent calculation period (Fiscal Year 2018).

            Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. Available debt capacity under the debt outstanding cap is expected to decline from $6 billion in Fiscal Year 2019 to about $107 million in Fiscal Year 2024. The State is continuing to implement measures to address capital spending priorities and debt financing practices.

            The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. As of March 31, 2019, total State-related debt outstanding was estimated at $53.5 billion, equal to approximately 4% of personal income.


            For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

            The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


            As of January 31, 2019, the total amount of general obligation debt outstanding was approximately $2.3 billion. The Annual Information Statement projects that about $441 million in general obligation bonds will be issued in Fiscal Year 2020.


            Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.


            The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. As of March 31, 2019, approximately $34.9 billion of State PIT Revenue Bonds were outstanding.


      New York Local Government Assistance Corporation
      ------------------------------------------------

            In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.


            As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2019, approximately $1.2 billion of LGAC bonds were outstanding.


      State Authorities
      -----------------


            The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2018, there were 16 Authorities that had outstanding debt of $100 million or more; total aggregate outstanding debt was approximately $192 billion, only a portion of which constitutes State-supported or State-related debt.

            Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the Fiscal Year 2019. As of March 31, 2019, approximately $155 thousand of moral obligation debt was outstanding.


            Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

            The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and the TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.


      Fiscal Year 2019
      ----------------

      The State ended Fiscal Year 2019 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. General Fund receipts, including transfers from other funds, totaled $70.5 billion. General Fund disbursements, including transfers to other funds, totaled $72.8 billion. The State ended Fiscal Year 2019 with a General Fund balance of $7.2 billion, a decrease of $2.2 billion from Fiscal Year 2018 results.


      Fiscal Year 2018
      ----------------

      The State ended Fiscal Year 2018 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. General Fund receipts, including transfers from other funds, totaled $71.4 billion. General Fund disbursements, including transfers to other funds, totaled $69.7 billion. The State ended Fiscal Year 2018 with a General Fund balance of $9.4 billion, an increase of $1.7 billion from Fiscal Year 2017 results.

      Fiscal Year 2017
      ----------------

            The State ended Fiscal Year 2017 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. General Fund receipts, including transfers from other funds, totaled $66.9 billion. General Fund disbursements, including transfers to other funds, totaled $68.1 billion. The State ended Fiscal Year 2017 with a General Fund balance of $7.7 billion, a decrease of $1.2 billion from Fiscal Year 2016 results.



      Economic Overview
      -----------------

            The State is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

            The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for half of all nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

            Manufacturing employment continues to decline in importance in the State, as in most other states, and the State's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation and other types of equipment.

            The trade, transportation and utilities sector accounts for the second largest component of nonagricultural jobs in the State but is only the fifth largest, when measured by wage share. This sector accounts for less employment and wages for the State than for the nation.

            New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.


            Farming is an important part of the economy in rural areas, although it constitutes about 0.1% of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. The State ranks among the nation's leaders in the production of these commodities.


            Federal, State and local government together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of about 40% of total state and local government employment.

            The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.


            In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. In 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in the State that was more serious than in the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though the State experienced a historically large wage decline in 2009. The State unemployment rate was higher than the national rate from 1991 to 2004, but the gap between them closed in mid-2006, with the State rate below that of the nation from the start of the national recession through the end of 2011. The State unemployment rate rose above the national rate again in 2011, but fell below the national rate again in May 2015. It remained below the national rate for the period between May 2015 through June 2016, but has been near or slightly above the national rate every month since September 2016 through June 2019. According to the New York State Labor Department, the State's seasonally adjusted unemployment rate remained unchanged at 4.0% in June 2019.

            State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2018, State per capita personal income was $68,667, compared to $53,712 for the nation as a whole.


      New York City
      -------------

            The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

      Other Localities
      ----------------

            Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. State legislation enacted post-2004 includes 27 special acts authorizing bond issuances to finance local government operating deficits.

            Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources.

            Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the "Restructuring Board"). The Restructuring Board consists of ten members, including the Director of the State Budget, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. Upon the request of a "fiscally eligible municipality," the Restructuring Board is authorized to perform a number of functions, including a review of the municipality's operations and making recommendations on reform and restructuring. The Restructuring Board is also authorized under certain circumstances to resolve labor disputes between municipal employers and employee organizations.

      Litigation
      ----------


            The State is a defendant in legal proceedings involving State finances and programs and miscellaneous civil rights, real property, and contract and other tort claims where the monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenges to or impacts on the State's financial policies or practices. These proceedings could affect adversely the financial condition of the State in Fiscal Year 2020 or thereafter.

            Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced Fiscal Year 2020 Financial Plan. The State believes that the Fiscal Year 2020 Enacted Budget includes sufficient reserves for the payment of judgments that may be required during Fiscal Year 2020. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Fiscal Year 2020 Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Fiscal Year 2020 Enacted Budget.


CALIFORNIA PORTFOLIO
--------------------


            The following is based on information obtained from an Official Statement, dated April 11, 2019, relating to State of California $2,023,975,000 General Obligation Bonds, $384,885,000 Various Purpose General Obligation Bonds and $1,639,090,000 Various Purpose General Obligation Refunding Bonds (the "Official Statement"), as well as data from the U.S. Bureau of Economic Analysis and the U.S. Bureau of Labor Statistics.


      Constitutional Limits on Spending and Taxes
      -------------------------------------------

            Certain State of California ("California" or the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

            Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.


            Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.


            Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

            The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.


            The Department of Finance projected the Appropriations Limit to be $107.818 billion and $113.562 billion under the Appropriations Limit in Fiscal Years 2018-19 and 2019-20, respectively.


            Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues.

            Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools, which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

            The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

      State Indebtedness
      ------------------

            The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

            The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


            As of January 1, 2019, the State had outstanding $82.0 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $37.1 billion of long-term general obligations bonds which, when issued, will be payable principally from the General Fund and approximately $6.4 billion of authorized and unissued lease-revenue bonds.

            The general obligation bond law permits the State to issue as variable-rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State Treasurer has adopted a Debt Management Policy that further reduces this limitation on variable rate indebtedness to 10% of the aggregate amount of long-term general obligation bonds outstanding. The terms of this policy, including this 10% limitation, can be waived or changed in the sole discretion of the State Treasurer. The State had outstanding $3.90 billion of variable-rate general obligation bonds, representing about 5.28% of the State's total outstanding general obligation bonds as of January 1, 2019.

            In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $8.9 billion General Fund-supported lease-purchase debt outstanding as of January 1, 2019.


            As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in all but one fiscal year since the mid-1980s and they have always been paid at maturity. RANs are issued to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants, which can mature in a subsequent fiscal year.


      Cash Management in Fiscal Year 2017-18
      --------------------------------------

            The State entered fiscal year 2017-18 with General Fund internal loans at June 30, 2017 of $4.8 billion. Cash flow projections for the balance of the fiscal year showed no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $17 billion at the end of each month. Taking into account intra-month cash flows and the remaining supplemental pension payment to CalPERS expected in April 2018 and PMIA loans, the State Controller's Office projected that the State would have a cash cushion of at least $15 billion at any time during the remainder of fiscal year 2017-18 (including the availability of $8.5 billion in the BSA).


      Cash Management in Fiscal Year 2018-19
      --------------------------------------

            The State's cash position was strong entering fiscal year 2018-19, as the General Fund ended the previous year with a positive cash balance of $5.5 billion. Cash flow projections for the balance of the fiscal year show no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $26.0 billion at the end of each month.

            State fiscal officers constantly monitor the State's cash position and if it appears that the cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques as described in this section, including seeking additional legislation.


The Budget Process
------------------

            The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual basis of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

            The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with Fiscal Year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

            Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, the Budget Act must be approved by a majority vote of each House of the Legislature, and legislators must forfeit their pay if the Legislature fails to pass the budget bill on time. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

      Current Fiscal Year Budget
      --------------------------


            The 2019-20 Governor's Budget, released on January 9, 2019, proposes a multi-year plan that is projected to be balanced through fiscal year 2022-23, includes a health reserve, and continues to pay down debts and long-term liabilities).

            The 2019-20 Governor's Budget projects General Fund revenues and transfers in fiscal year 2019-20 at $142.6 billion; an increase of $5.7 billion, or 4.1%, compared with a revised estimate of $136.9 billion for 2018-19. These estimates include transfers to the Budget Stabilization Account ("BSA") of $1.8 billion in fiscal year 2019-20 and $2.7 billion in fiscal year 2018-19. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the fiscal years by the amounts of the transfers.

            General Fund expenditures for fiscal year 2019-20 are projected at $144.2 billion, an increase of $0.1 billion compared with a revised estimate of $144.1 billion for fiscal year 2018-19.

      The 2018 Budget Act
      -------------------

            The 2018 Budget Act, enacted on June 27, 2018, continued to build reserves and pay down budgetary debt. The 2018-19 Budget included a supplemental deposit to the BSA to further increase state reserves to minimize the impact on the state of a future recession. The 2018-19 Budget added two additional reserves, the Budget Deficit Savings Account and the Safety Net Reserve, to state law.

            At the time of enactment, General Fund revenues and transfers for fiscal year 2018-19 were projected at $133.3 billion, an increase of $3.5 billion, or 2.7%, compared with the revised estimate of $129.8 billion for fiscal year 2017-18. Those estimates included transfers to the BSA of $4.4 billion in fiscal year 2018-19, and $2.7 billion in fiscal year 2017-18 which had the effect of lowering General Fund revenues and transfers by the amounts of the transfers.

            In the 2018 Budget Act, General Fund expenditures for the fiscal year 2018-19 were projected at $138.7 billion, an increase of $11.6 billion, or 9.2%, compared with the revised estimate of $127 billion for fiscal year 2017-18. The main components of the $11.6 billion increase were: a $3.8 billion increase for Health and Human Services, a $2.4 billion increase in statewide expenditures, a $1.9 billion increase for K-12 education, a $1.1 billion increase in the Legislative, Judicial and Executive agencies, and a $1 billion increase in Higher Education.


      The 2017 Budget Act
      -------------------


            The 2017 Budget Act, enacted on June 27, 2017, continued to build reserves and pay down budgetary debt. The 2017-18 Budget addressed the State's first budgetary challenge since 2012. Because of slowed economic growth, lagging revenues, and higher than expected expenditures in fiscal year 2016-17, the state had projected a deficit, absent corrective actions. The 2017-18 Budget included the following $2.8 billion of solutions to address the deficit that was projected at the time of its enactment: adjusted Proposition 98 funding, recaptured 2016 Budget Act allocations, and constrained spending growth.

            At the time of budget enactment, General Fund revenues and transfers for fiscal year 2017-18 were projected at $125.9 billion, an increase of $7.3 billion, or 6.2%, compared with a revised estimate of $118.5 billion for fiscal year 2016-17. These estimates included transfers to the BSA of $1.8 billion in 2017-18, and $3 billion in fiscal year 2016-17. The transfers have the effect of lowering the total reported levels of General Fund revenues and transfers for the fiscal years by the amounts of the transfers.

            General Fund expenditures for fiscal year 2017-18 were projected at $125.1 billion, an increase of over $3.7 billion, or 3%, compared with a revised estimate of $121.4 billion for fiscal year 2016-17. The main components in of the increase in expenditures were: a $2.7 billion increase for K-12 education, and an increase in statewide expenditures, mostly in employee compensation and pension benefits.


      Economic Overview
      -----------------


            The State of California is by far the most populous state in the nation, 50% larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The estimate of the State's population as of July 2018 was 39.8 million residents, which was 12% of the total U.S. population. California's projected population growth rate for 2019 is 0.7%, resulting in a population of
40.2 million in July 2019 and 40.5 million in July 2020.

            California's economy, the largest among the 50 states and one of the most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

            Overall, California's real GDP increased by 3% in 2017, and totaled $2.7 trillion at current prices, making it the fifth largest economy in the world. California's unemployment rate fell to 4.1 percent in September 2018, reaching a record low. In the first two quarters of 2018, average wage growth in the State was around 3.3% compared to over 9% in December 2000, when the State's unemployment rate fell to the then-lowest recorded unemployment rate of 4.7%. The revenue forecast in 2019-20 Governor's Budget assumes steady growth along with an increase of the State's labor force participation rate will allow the unemployment rate to stay around 4.3% through 2022. Starting in 2019, the forecast assumes a more traditional pattern of low unemployment leading to real wage increases across all income groups. This more balanced growth translates into strong personal income growth about 5% in 2018 and 2019, followed by more modest growth of 4.3% on average through 2022.

            In 2018, per capita personal income in California averaged $62,586, compared to $53,712 for the nation. The unemployment rate in June 2018 was 4.2%. As of June 2019, the unemployment rate remained the same at 4.2%. As of June 2019, the trade, transportation and utilities sector represented the largest component (17.6%) of California's non-farm workforce, followed by educational and health services (16%), professional and business services (15.6%) and state and local government (15%).


      Litigation
      ----------

            The State is a party to numerous legal proceedings. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon the State's expenditures or its revenues.

ARIZONA PORTFOLIO
-----------------


            The following is based on information obtained from the Comprehensive Annual Financial Report of the State of Arizona for the fiscal year ended June 30, 2018, as well as other data from the U.S. Bureau of Economic Analysis and the U.S. Bureau of Labor Statistics.


      Economic Climate
      ----------------


            Fueled by multiple consecutive years of substantial tax reductions, the economy of the State of Arizona ("Arizona" or the "State") was fast-growing in the 1990s. Personal income taxes were slashed by 31% across the board, and in 2001 the State's corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990s, second only to Nevada, and is projected to reach 10.5 million by 2055 (a 98% increase from 5.13 million in 2000). From 1990 to 2006 its population grew at a rate over three times that of the U.S. population. The population growth was driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. However, Arizona's population growth peaked at 3.6% in 2005 and 2006. The population growth rate in 2017 and 2018 was 1.2% and 2.2%, respectively.

            Arizona's main economic sectors for employment include services, healthcare, trade, and leisure/hospitality. During June 2019, the services sector (including federal, state and local government services) employed approximately 2,562 thousand people; the trade, transportation and utilities sector employed approximately 544.8 thousand people; the education and healthcare sector employed approximately 464.4 thousand people; and the leisure/hospitality sector employed approximately 328.4 thousand people. Many of these jobs are directly related to tourism, an industry that, according to a report prepared for the Arizona Office of Tourism, produced $24.4 billion in direct spending in Arizona in 2018 and added $10.5 billion to the State's gross domestic product.

             In June 2019, total non-farm employment increased by 2.8% over June 2018. Construction reported the largest gain of 11.6%; education and health services gained 5.3%; mining and logging gained 4.6%; manufacturing gained 4.5%; professional and business services gained 3.1%; trade, transportation and utilities gained 1.9%; leisure and hospitality gained 0.6%; and financial activities gained 0.4%.

             The seasonally adjusted unemployment rate in Arizona during June 2019 was 4.9%, compared to 4.7% during June 2018.


            Geographically, Arizona is the nation's sixth largest state (113,909 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for 75% of total population and 80% of total wage and salary employment in Arizona, based on 2008 estimates.


            Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its robust performance during the 1990s, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. With per capita personal income of $43,650 in 2018, compared to $53,712 nationwide, Arizona ranked 42nd nationwide.


      Financial Condition
      -------------------

            The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

            While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds, grant anticipation notes ("GANs") and lease purchase transactions to finance capital projects. Each such project is individually rated based on its specific creditworthiness.


            GANs are an innovative financing mechanism secured by revenues received from the Federal Highway Administration under a grant agreement and certain other Federal-Aid revenues. The State issued GANs to help pay for the costs of acquiring right-of-way for design and construction of certain controlled-access highways within Maricopa County. Lease purchase transactions are funded by certificates of participation ("COPs"). The State has used COPs primarily to construct prisons and to purchase and construct other buildings for State government operations. Additionally, the State has issued COPs to finance new school facilities approved by voters under Proposition 301. As of June 30, 2018, there were $2.372 billion in revenue bonds, $177.4 million in GANs and $1.586 billion in COPs outstanding.


            Arizona's Constitution provides that the State may contract debts not to exceed $350,000. This, as a practical matter, precludes the use of general revenue bonds for State projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue that affect the whole or large portions of the State. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, State gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

            Arizona's Constitution also restricts the debt of certain of the State's political subdivisions. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

            Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies, which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

            Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's Constitution that requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in State revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature.


            Arizona accounts for its revenues and expenditures within various funds. The largest fund supporting the operation of State government is the General Fund, which accounts for the majority of receipts from sales and income taxes. The General Fund ended the June 30, 2018 fiscal year with a total fund balance of $169.2 million, compared to the previous year's total fund deficit of $21.5 million.

            The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. The two major Enterprise Funds are the Universities Fund and the Industrial Commission Special Fund. The Enterprise Funds ended the June 30, 2018 fiscal year with a reported net position of $3.6 billion, an increase of $411.6 million during the year.


      Litigation
      ----------

            The State has a variety of claims pending against it that arose during the normal course of its activities. State management believes, based on advice of legal counsel, that losses, if any, resulting from settlement of these claims will not have a material effect on the financial position of the State.

MASSACHUSETTS PORTFOLIO
-----------------------


            The following was obtained from an Official Statement, dated May 7, 2019, relating to the Commonwealth of Massachusetts $400,000,000 General Obligation Bonds Consolidated Loan of 2019, Series C, $100,000,000 General Obligation Bonds Consolidated Loan of 2019, Series D, $100,000,000 General Obligation Bonds Consolidated Loan of 2019, Series E and $100,000,000 General Obligation Bonds Consolidated Loan of 2019, Series F, as well as data from the U.S. Bureau of Economic Analysis and the U.S. Bureau of Labor Statistics.


      Economic Climate
      ----------------


            The Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population. The share of the 65 and over age group, and especially the 85 and over age group, has grown dramatically and will continue to grow. Income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen-month period between 2006 and 2007, lower unemployment rates in Massachusetts than in the United States since 1980. More recently, the unemployment rate has been closer to the national rate. In May 2019, the Massachusetts unemployment rate was 3.0%, compared to the national rate of 3.6%.

            Average per capita personal income for Massachusetts residents was $70,073 in 2018, as compared to the national average of $53,712. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.


      Financial Condition
      -------------------


            Under its Constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. Legislation enacted in December 1989 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The limit was set at $6.8 billion in Fiscal Year 1991 and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. The statutory limit on direct debt during Fiscal Year 2019 is approximately $24.02 billion.


            The Commonwealth is authorized to issue three types of direct debt - general obligation debt, special obligation debt and federal grant anticipation debt.

            Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.


      Fiscal 2018
      -----------

            On January 12, 2017, a fiscal 2018 consensus tax revenue estimate of $27.072 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. This estimate reflected a projection of 3.9% tax revenue growth over the then-current projected fiscal 2017 tax revenue figure ($26.056 billion), and also assumed that the state income tax rate would decrease from 5.1% to 5.05% on January 1, 2018, in accordance with the statutory mechanism. Also on January 12, 2017, the Secretary of Administration and Finance filed the triennial funding schedule for the Commonwealth's employee retirement obligations with the House and Senate Committees on Ways and Means, which provides for a fiscal 2018 transfer amount of $2.394 billion, an increase of $196 million or 8.9% over the fiscal 2017 transfer amount. After accounting for statutorily required transfers for pensions, and to the Massachusetts Bay Transportation Authority ("MBTA"), the Massachusetts School Building Authority ("MSBA") and the Workforce Training Fund, the Secretary and Committee chairs agreed that $22.704 billion would be the maximum amount of tax revenue available for the fiscal 2018 budget.

            On January 25, 2017, the Governor filed his fiscal 2018 budget recommendation, providing for a total of $40.508 billion in state spending, excluding $452 million in projected transfers to the Medical Assistance Trust Fund ("MATF"), which represented an increase of 4.3% over projected fiscal 2017 spending, or 2.3% over projected fiscal 2017 spending net of new MassHealth revenues. The budget proposal also included modernization proposals to ensure compliance with current tax laws and to update collection processes, primarily involving the room occupancy and sales taxes. These proposals were projected to generate $187 million in gross revenues, and $151.3 million net of off-budget transfers. The Governor's fiscal 2018 budget proposal also made an up-front deposit of $51.5 million to the Stabilization Fund, in conformity with the Governor's proposal to transfer half of any amount by which capital gains tax collections as projected in the fiscal 2018 consensus revenue estimate exceed the fiscal 2018 current statutory threshold for such collections.

            The Governor's budget recommendation was filed with the Legislature for consideration in accordance with the Commonwealth's annual budgeting process. The House of Representatives approved its version of the fiscal 2018 budget on April 25, 2017. Excluding transfers to the MATF, the House budget provides for a total of $40.4 billion in state spending, which is 4.2% greater than the spending authorized by the fiscal 2017 budget, and $104 million less than the Governor's recommended budget for fiscal 2018. The House budget is supported by the same consensus tax revenue estimates as the Governor's budget, with similar but not identical modifications to the tax code.

            The Senate Ways and Means Committee released its version of the fiscal 2018 budget on May 16, 2017. Excluding transfers to the MATF, the Senate Ways and Means Committee budget provided for a total of $40.3 billion in state spending, which is 4.0% greater than the spending authorized by the fiscal 2017 budget, and $67 million less than the House recommended fiscal 2018 budget. Like the Governor's proposal and the House budget, the Senate Ways and Means Committee budget is supported by the consensus tax revenue estimate. The full Senate began debate on the Senate Ways and Means Committee budget on May 23, 2017 and approved a budget on or about May 25, 2017.

            The differences between the House and Senate budgets were reconciled by a legislative conference committee during June 2017 and the Fiscal Year 2018 Budget was enacted by the Governor on July 7, 2017. As enacted and approved, the Fiscal Year 2018 budget is $40.2 billion.

      Fiscal 2019
      -----------


            On January 12, 2018, a fiscal 2019 consensus tax revenue estimate of $27.594 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. This estimate reflected a projection of 3.5% tax revenue growth over the then-projected fiscal 2018 tax revenues (as revised), and also assumed that the state income tax rate would decrease from 5.1% to 5.05% on January 1, 2019, in accordance with the statutory mechanism. After accounting for statutorily required transfers for pensions and allocations to the MBTA, the MSBA and the Workforce Training Fund, the Secretary and Committee chairs agreed that $22.982 billion would be the maximum amount of tax revenue available for the fiscal 2019 budget.

            On January 24, 2018, the Governor filed his fiscal 2019 budget recommendation, providing for a total of $40.904 billion in state spending, excluding $452 million in projected transfers to the Medical Assistance Trust Fund, which represented an increase of 2.6% over projected fiscal 2018 spending. The budget proposal anticipated a deposit of $96 million to the Commonwealth Stabilization Fund in fiscal 2019.

            An interim budget of $5 billion for the first month of fiscal 2019 was approved by the Governor on June 28, 2018. The interim budget was superseded by the fiscal 2019 budget when the latter was approved by the Governor on July 26, 2018.

            The fiscal 2019 budget, as approved by the Governor on July 26, 2018, totaled approximately $41.232 billion, after accounting for $37.6 million in net line-item vetoes, and excluding transfers to the Medical Assistance Trust Fund, the pension liabilities trust fund, and other interfund transfers. The fiscal 2019 budget was approximately $1.26 billion, or 3.2%, greater than fiscal 2018 estimated spending levels as of the time of the Governor's approval. The fiscal 2019 budget was based on a projection of $28.392 billion in tax revenue, excluding one-time tax-related settlements and judgments in excess of $10 million. The fiscal budget also projected a net deposit of $368 million to the Stabilization Fund.

            Subsequently the Legislature passed overrides to the Governor's vetoes with an aggregate net budgetary impact of $37.6 million.

            On March 28, 2019, the Governor approved two supplemental budgets for fiscal 2019, including $143.9 million in supplemental appropriations, at a net state cost of $133.1 million. Major spending items included $39 million for collective bargaining costs, $30 million to offset federal reductions to the Low Income Heating Energy Assistance Program (LIHEAP), $28.1 million for unanticipated costs of the Department of Correction, primarily driven by a contract for medical services, $16.5 million for past costs of the Health Insurance Exchange (HIX) system, $10 million for emergency assistance family shelter costs anticipated since the start of the year, and a variety of other smaller costs.

      Fiscal 2020
      -----------

            On December 31, 2018, a fiscal 2020 consensus tax revenue estimate of $29.299 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means.

            The fiscal 2020 consensus tax revenue estimate reflects a forecast of 2.7% in tax revenue growth over projected fiscal 2019 tax revenues (as revised). The consensus revenue estimate for fiscal 2020 assumes that the state personal income tax rate will decrease from 5.05% to 5.00% on January 1, 2020, in accordance with the statutory mechanism. After accounting for statutorily required transfers for pensions, the MBTA, the MSBA and the Workforce Training Fund, the Secretary and Committee chairs agreed that $24.219 billion would be the maximum amount of tax revenue available for the fiscal 2020 budget.

            On January 23, 2019, the Governor filed his fiscal 2020 budget recommendation, providing for a total of $42.7 billion in state spending. Excluding $481.3 million in projected transfers to the Medical Assistance Trust Fund, the budget as filed represented an increase of 1.5% over projected fiscal 2019 spending and anticipated a deposit of $297 million to the Stabilization Fund in fiscal 2020.

            The Governor's budget recommendation has been filed with the Legislature for consideration in accordance with the Commonwealth's annual budgeting process. The House of Representatives generally approves its version of the budget in late April, and the Senate generally approves its version in late May. The differences between the two versions are then reconciled by a legislative conference committee during the month of June, so that a final version can be enacted by the Legislature and sent to the Governor for his approval prior to the start of the new fiscal year on July 1. It is not unusual for the budget process to extend slightly into the next fiscal year, with final enactment of the budget occurring in early or mid-July. Interim budgets are typically enacted to provide funding after the end of the fiscal year until the full budget can be enacted and approved by the Governor.


      Litigation
      ----------

            There are pending in courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened that is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would materially affect its financial condition.

MINNESOTA PORTFOLIO
-------------------


            The following was obtained from an Official Statement, dated August 6, 2019, relating to the State of Minnesota $661,505,000 General Obligation State Bonds, as well as information obtained from the Minnesota Budget and Economic Forecast as of February 2019, the Minnesota Employment and Economic Development Reports, the U.S. Bureau of Economic Analysis and the U.S. Bureau of Labor Statistics.


      Economic Climate
      ----------------


            The population of the State of Minnesota ("Minnesota" or the "State") grew by 12.4% from 1990 to 2000, about the same as the United States as a whole during that period. During the period 2000-2010 the population in Minnesota grew by 7.2%, compared to 9.5% nationally. The population of the State in 2018 was 5,611,179. In total, the number of Minnesotans increased by 43,000 (.8%) between 2017 and 2018. The State's population growth is comprised of three parts: the natural rate of population increase (number of births and deaths), net domestic migration, and net international immigration. With the natural rate of population growing more slowly than historical growth rates, domestic and international migration play a crucial role in the State's labor force.

            In 2018, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. In 2018, Minnesota current dollar GDP was $368.3 billion and ranked 17th in the United States. In 2018, Minnesota real GDP grew 2.2%; the 2017-2018 national change was 2.9%. The 2008-2018 compound annual growth rate for Minnesota real GDP was 1.5%; the compound annual growth rate for the nation was 1.8%.

            In the period 1990 to 2000, overall employment growth in Minnesota increased by 25.70%, exceeding the nation, whose growth increased by 20.60%. In the period 2000-2010, overall employment growth in Minnesota was (1.7%), compared to (1.3%) for the nation. Manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in the 1990-2000 and 2000-2010 periods. In the durable goods industries, the State's employment in 2018 was highly concentrated in computers and electronics, fabricated metal products, and machinery categories. Of particular importance is the computers and electronics category in which 22.2% of the State's durable goods employment was concentrated in 2018.

            In 2018, 40.4% of Minnesota's non-durable goods employment was concentrated in food manufacturing. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and publishing is also relatively more important in the State than in the United States as a whole.

            Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, and logging dropped from 8.4 thousand employed in 1990 to 6.7 thousand employed in 2018. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

            Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income and has generally remained above the national average. In 2018, Minnesota per capita personal income ranked 14th in the United States and was 105% of the national average. The 2018 per capita personal income reflected an increase of 3.5% from 2017. The 2017-2018 national change was 3.8%. In level of personal income, Minnesota ranked seventh in 1990 and fourth in 2010 among 12 states in the North Central Region. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and sixth during the period 2000 to 2010 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.7%. During the 2000 to 2010 period, Minnesota non-agricultural employment declined by 1.6%, while regional non-agricultural employment declined by 6.9%.

            In 2010, Minnesota's unemployment rate averaged 7.4%, compared to the national average of 9.6%. In 2011, Minnesota's unemployment rate averaged 6.5%, compared with the national average of 9.0%. In 2012, Minnesota's unemployment rate averaged 5.6%, compared with the national average of 8.1%. In 2013, Minnesota's unemployment rate averaged 4.9%, compared with the national average of 7.4%. In 2014, Minnesota's unemployment rate averaged 4.2%, compared with the national average of 6.2%. In 2015, Minnesota's unemployment rate averaged 3.7%, compared with the national average of 5.3%. In 2016, Minnesota's unemployment rate remained at 3.7%, compared with the national average of 4.3%. In 2017, Minnesota's employment rate averaged 3.4%, compared with the national average of 4.4%. In 2018, Minnesota's employment rate averaged 2.9%, compared with the national average of 3.9%. In June 2019, Minnesota's unemployment rate was 3.3%, compared with the national average of 3.7%.


      Financial Condition
      -------------------

            Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriations and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of non-dedicated revenues are taxes of various types. The General Fund receives no unrestricted federal grants. The only federal funds deposited into the General Fund are to reimburse the State for expenditures on behalf of federal programs.

            Prior to 1995, Minnesota law established a Budget Reserve and Cash Flow Account in the General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts, the Cash Flow Account and the Budget Reserve Account, each having a different function.

            The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. Minnesota's Cash Flow Account remains at $350 million for the Current Biennium.

            The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. If the Budget Reserve Account's level is below the target and there is a positive forecast balance in the current biennium, up to 33% of the forecast balance is allocated to the Budget Reserve Account until the target level is reached.


      Operating Budget
      ----------------

            Each odd-numbered year the Governor proposes, and the Legislature enacts, a two-year operating budget, often called the biennial budget. The budget process for the next biennium begins in July of even-numbered years when Minnesota Management & Budget issues budget instructions to state agencies. The Governor's budget recommendations are released in January of odd-numbered years and the legislature adopts a final budget during the legislative session. The cost of the state budget is re-estimated twice each year. Economic and budget forecasts are issued in November and February--setting the basis for budget development and legislative actions. Even though the budget is enacted for a two-year period, numbers associated with the budget change with each of these updated budget forecasts, and legislative actions during regular and special legislative sessions.

            The biennium that began on July 1, 2015 and ended on June 30, 2017 is referred to herein as the "Previous Biennium." The biennium that began on July 1, 2017 and ended on June 30, 2019 is referred to herein as the "Current Biennium." The biennium that began on July 1, 2019 and will end on June 30, 2021 is referred to herein as the "Next Biennium."

      Previous Biennium
      -----------------


            Balance: The November 2014 forecast provided the first official forecast for the then-Current Biennium, as well as revenue and expenditure planning estimates for the Next Biennium. In November 2014, a balance of $1.037 billion was projected for the then-Current Biennium. Revisions in the February 2015 Forecast increased the projected balance to $1.869 billion.

            Revenues: General Fund revenues for the then-Current Biennium were forecast to be $42.497 billion, $3.058 billion (7.8%) higher than the Previous Biennium.

            Expenditures: General Fund expenditures for the then-Current Biennium were expected to be $41.128 billion, $1.830 billion (4.7%) higher than the Previous Biennium.

            Reserves: The reserve amounts for the then-Current Biennium were unchanged from levels in the Previous Biennium.


            2015 Legislative Session: During the 2015 regular and special Legislative Sessions, the Legislature enacted a number of revenue and expenditure measures in the General Fund for the then-Current Biennium. The 2015 legislative sessions concluded June 13, 2015, with a balanced budget for the then-Current Biennium.

            2016 Legislative Session: Legislative budget actions during the 2016 Legislative Session included supplemental spending and minor tax law changes. There were no changes to reserves levels in the 2016 Legislative Session after adjusting the November forecast baseline for a $327 million reserve reduction that was included in the health insurance premium relief bill enacted in January 2017.

      Current Biennium
      ----------------

            Balance: The November 2018 forecast projected a budgetary balance of $1.544 billion for the Current Biennium. Revisions in the February 2019 forecast reduced the projected balance for the Current Biennium to $1.052 billion.

            Revenues: Total General Fund revenues for Current Biennium were forecast to be $47.941 billion, $2.729 billion (6.0%) more than the forecast at the time for the Previous Biennium. Total tax revenues for the Current Biennium were forecast to be $46.062 billion, a $2.926 billion increase (6.8%) over estimates for the Previous Biennium. Growth in the individual income and sales taxes accounted for 93% of the biennial tax revenue change. All major tax types showed positive biennial change.

            Expenditures: General Fund expenditures were projected to be $47.403 billion, an increase of $1.895 billion (4.2%) over the Previous Biennium. The two largest budget areas, E-12 education and HHS, along with property tax aids and credit and debt service more than accounted for the growth due to formula and cost growth that is authorized to increase in law. Partially offsetting the overall biennial growth was reduced projected spending in other areas of state government due to the expiration of one-time spending where base appropriations for current services did not continue into the Current Biennium.

            Reserves: The $2.075 billion budget reserve balance and $250 million cash flow account balance were not projected to change from the Previous Biennium in the February 2019 forecast. The Stadium Reserve Account balance was expected to be $98 million by the end of FY 2021, an increase of $48 million from the Previous Biennium due to growth in lawful gambling tax receipts and expected contributions from city of Minneapolis sales tax receipts beginning in FY 2021 under current law.

            2017 Legislative Session: During the 2017 regular and special legislative sessions, the Legislature enacted a number of revenue and expenditure measures in the General Fund for the Current Biennium. The 2017 Legislative Sessions concluded May 25, 2017, with a balanced budget for the Current Biennium. The Legislature enacted significant tax changes in the 2017 Legislative Sessions. Tax law changes included some income tax subtractions and credits for student loan debt, income tax subtractions for social security income, increased credits for dependent care expenses, enhancement of the research and development credit and reductions to the statewide property tax and estate tax. Legislation enacted in the 2017 Legislative Sessions had minor impact on transfers, fees, fines, surcharges and other non-dedicated General Fund revenues.

            2018 Legislative Session: Budgetary changes made during the 2018 Legislative Session were minimal. Three bills with fiscal impact were signed into law after the February 2018 forecast: (i) a bill funding claims against the state and imprisonment and exoneration awards; (ii) a pension reform bill; and
(iii) a capital budget bill.

            2019 Legislative Session: During the 2019 Legislative Sessions, the Legislature enacted significant revenue and expenditure measures in the General Fund for the Current Biennium. In total, net tax revenues were projected to be $61 million higher than forecast. Tax law changes included conformity to federal tax law for individual income tax, pass-through income, and corporate income tax. The net tax income increase was then offset by a reduction to income tax rates, expansion of the working family credit and the reduction to the statewide property tax. Legislation in the 2019 Legislative Sessions also had a significant impact on non-tax revenues and transfers from other funds. Enacted non-tax revenue and transfer changes totaled $152 million over February Forecast estimates. The largest portion of this change is a $142 million transfer of unused resources from a special revenue fund account created to fund reinsurance payments to health insurers to help cover the cost of high claims in the individual market back to the General Fund. Other small changes to fees, surcharges, departmental earnings and other transfers accounted for the remainder of the changes.

      Next Biennium
      -------------

            Planning estimates for the Next Biennium are based on the February 2019 Forecast adjusted for legislative action. The planning projections contain revenue and expenditure estimates for the Next Biennium based on the most recent information about the national and state economic outlook, caseloads, enrollments and cost projections as amended to reflect legislative enactment of the budget for the Current Biennium. The longer-term estimates for the Next Biennium carry a higher degree of uncertainty and a larger range of potential error.

            The actions taken during the 2018-2019 Legislative Session that adjusted the budget for the Current Biennium impacted the projections and estimates for the Next Biennium.

            Revenues: General Fund revenues in the Next Biennium are estimated to be $50.676 billion, $2.520 billion (5.2%) higher than estimates for the Current Biennium. Expected growth of $2.675 billion in the two largest General Fund revenues sources, individual income and sales taxes, more than account for the total General Fund revenue growth. Receipts for individual income and sales tax is expected to grow 7.1% and 7.2%, respectively. Partially offsetting the growth in individual income and sales tax is lower corporate franchise tax receipts ($136 million lower) and statewide property tax receipts ($26 million lower).

            Expenditures: Projected Spending in the Next Biennium is now estimated to be at $51.252 billion, $2.782 billion (5.7%) higher than estimates for the Current Biennium. Expected growth in the two largest areas of the budget accounts for 90% of overall growth. E-12 education and health and human services are expected to grow 4.3% and 11%, respectively. Property tax aids and credits, public safety and judiciary, debt service and capital project spending is projected to also be higher in the Next Biennium. Partially offsetting the overall growth is lower projected spending in the general state government, environment, agriculture, transportation and economic development programs due to one-time spending commitments in the Current Biennium. Spending projections only include increases incorporated in current law to educations aids, health care, and local aid/property tax relief programs based on enrollment, caseload and current law formula provisions. Reserves: Enacted legislation from the 2019 Legislative Sessions direct the General Fund Budget Reserve Account to be reduced by $491 million on the first day of FY 2022. Given this, estimates in the Next Biennium include $1.583 billion in the Budget Reserve Account, and a $350 million balance in the Cash Flow Account. The Balance in the Stadium Reserve Account is projected to be $193 million by the end of FY 2023.


      Litigation
      ----------

            There are now pending against the State certain legal actions that could, if determined adversely to the State, have a material adverse effect in excess of $15 million on the State's expenditures and revenues during the Current Biennium.

NEW JERSEY PORTFOLIO
--------------------

            The following is based on information obtained from the U.S. Bureau of Economic Analysis, the U.S. Bureau of Labor Statistics and the State of New Jersey Department of Labor and Workforce Development.

      Economic Climate
      ----------------


            The State of New Jersey ("New Jersey" or the "State") is the eleventh largest state in population and the fifth smallest in land area. The population of New Jersey in 2018 was estimated to be 8,908,520 persons. With an average of 1,196 persons per square mile, according to the 2010 Census, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.49% and between 1990 and 2000 the growth rate accelerated to 0.85%. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. The growth rate decreased to 0.44% between 2000 and 2010. Furthermore, New Jersey is located at the center of the megalopolis that extends from Boston to Washington, and that includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex that has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have facilities located in the State.

            The State's economic base is diversified, consisting of a variety of industries, including pharmaceuticals and life sciences, financial services, advanced manufacturing, information technology and transportation and logistics industries. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

            According to the United States Commerce Department, Bureau of Economic Analysis, New Jersey's gross state product rose 2.0% in 2018, which is slower than the 2.9% national growth rate in 2017-2018. In 2018, New Jersey current-dollar gross domestic product totaled $624.9 billion, ranking eighth among the 50 states.

            According to the State of New Jersey Comprehensive Annual Financial Report for the Fiscal Year of 2018, the housing market had a down year in 2018 with total existing home sales 0.6% lower than in Fiscal Year 2017. Sales of single-family homes in 2018 were roughly even with sales in 2017, but sales of townhomes and condos were 1.0% lower. Residential construction fared slightly better. Permits to build single-family homes were 4.6% higher in 2018. However, the number of permits to build apartment building units was 9.0% lower for a year-over-year decline of 4.3% in the total number of residential construction permits.

            According to the U.S. Bureau of Labor Statistics, New Jersey's unemployment rate was 3.5% as of June 2019, compared to 4.1% in June 2018. Private-sector employment continued to expand in June 2019 while the State's unemployment rate continued its downward trend, edging lower for a fourth consecutive month to 3.5%. Total nonfarm wage and salary employment increased by 10,200 in June to a seasonally adjusted level of 4,204,600.

            In June 2019, employment increases were recorded in eight out of nine major private industry sectors. Industry sectors that added employment over the month were leisure and hospitality (+600 jobs), education and health services (+800 jobs), professional and business services (+3,000 jobs), manufacturing (+1,000 jobs), and trade, transportation and utilities (+2,600 jobs), construction (+700 jobs), information (+800 jobs) and other services (+100). Employment in financial activities was steady from the previous month. Public sector employment increased by 600 jobs in June 2019.

            Personal income in New Jersey during 2018 was $602.3 billion, compared to $563.3 billion during 2017. Per capita personal income in 2018 was $67,609, compared to $62,554 in 2017.


      Certain Constitutional Provisions
      ---------------------------------

            The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

            The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings.

            The Debt Limitation Clause was amended by the voters on November 4, 2008. The amendment provides that the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election.

            Revenues and expenditures for General State Funds (or "State Funds") are classified as either budgeted or not budgeted. Budgeted State Funds include the five funds that comprise the State budget: General Fund, Property Tax Relief Fund, Casino Revenue Fund, Casino Control Fund and Gubernatorial Elections Fund. Other Governmental Funds account for other resources legally restricted to expenditure for specific purposes. The funds include general obligation bond funds, non-major special revenue funds and capital project funds. Proprietary funds are used to report any activity for which a fee is charged to external users for goods and services. Activities are required to be reported as proprietary funds if laws or regulations require that the activity's cost of providing services be recovered with fees and charges. The State Lottery Fund and the Unemployment Insurance Fund are proprietary funds.


            According to the State of New Jersey Detailed Budget for the Fiscal Year of 2019, the Fund balance for All Funds, including General State Funds, Other Governmental Funds and Proprietary Funds is estimated at $10,079.1 million for Fiscal Year 2019, a decrease of $1,076.3 million, or 9.6% under the Fiscal Year 2018 estimated balance of $11,155.4 million. This decrease is mainly attributable to adjustments made to the budgeted funds in Fiscal Year 2018.


      State Indebtedness
      ------------------


            As of June 30, 2018, New Jersey's outstanding long-term obligations for governmental activities totaled $239 billion, a $22.9 billion decrease over the prior fiscal year. Of the $22.9 billion decrease, $22.1 billion is attributable to decreases in the Net Pension Liability and Total OPEB Obligation. Additionally, there was a decrease of $936.6 million in bonded debt and an increase of $254.2 million in other non-bonded debt. Long-term bonded obligations totaled $45.2 billion, while other long-term obligations totaled $193.9 billion. In addition, the State has $15 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2018, the legislatively authorized but unissued debt decreased by $185.4 million from the prior fiscal year.


      State Authorities
      -----------------

            The State has entered into a number of leases and contracts, some of which are described below, with several governmental authorities to secure the financing of various State projects. Under the agreements, the State has agreed to make payments equal to the debt services on, and other costs related to, the obligations sold to finance the projects.


            Legislation enacted in 1992 by the State authorizes the New Jersey Sports and Exposition Authority ("NJSEA") to issue bonds for various purposes, related to sports and entertainment facilities, payable from State appropriations. Pursuant to this legislation, the NJSEA and the State Treasurer have entered into an agreement (the "NJSEA State Contract") pursuant to which the NJSEA will undertake certain projects, including the refunding of certain outstanding bonds of the NJSEA, and the State Treasurer will credit to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the NJSEA State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2018, there were approximately $252,875,000 aggregate principal amount of NJSEA bonds outstanding, the debt service on which is payable from amounts credited to the NJSEA Fund pursuant to the State Contract.

            In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act"), for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in June 2012, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $1,247,000,000 for the fiscal year beginning July 1, 2012, $849,200,000 for the fiscal year beginning July 1, 2013, $735,300,000 for the fiscal year beginning July 1, 2014, and $626,800,000 for the fiscal year beginning July 1, 2015, except that if the permitted amount of debt, or any portion thereof, is not incurred in a fiscal year, it may be issued in a subsequent fiscal year. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2018, there were approximately $3,227,290,000 aggregate principal amount of TTFA Transportation Program Bonds outstanding. To the extent these notes are not paid by the State Treasurer, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA. Fiscal Year 2016 marked the final year of the TTFA authorization.

            Pursuant to legislation enacted in 1996, the New Jersey Economic Development Authority (the "NJEDA") has been authorized to issue bonds for various purposes, including Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2018, there were approximately $66,417,313 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

            Legislation enacted in June 1997 authorizes the NJEDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years, which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2018, there were approximately $2,077,797,574 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement that provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

            The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. Moral obligation bonded indebtedness issued by State entities as of June 30, 2016 stood at an aggregate principal amount of $2,555,000,000. Of this total, $6,395,000 was issued by the New Jersey Housing and Mortgage Finance Agency. Currently, no moral obligation bonds of the New Jersey Housing and Mortgage Finance Agency are outstanding. As of July 31, 2018, there were approximately $225,745,000 senior moral obligation bonds and $255,000,000 subordinate moral obligation bonds outstanding, for an aggregate principal amount of $480,745,000 of South Jersey Port Corporation moral obligation indebtedness outstanding. The moral obligation bonds of the Higher Education Student Assistance Authority are secured by student loans, the revenues for which have always been sufficient to pay debt service. Thus, the debt service reserve fund has not been drawn upon, and the moral obligation has not been exercised. It is anticipated that the Higher Education Student Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.


      Litigation
      ----------

            At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

OHIO PORTFOLIO
--------------


            The following is based on information obtained from an Official Statement, dated June 13, 2019, relating to $300,000,000 State of Ohio Higher Education General Obligation Bonds, as well as data from the U.S. Bureau of Economic Analysis and the U.S. Bureau of Labor Statistics.


      Economic Climate
      ----------------

            The 2010 decennial census population of 11,536,504 of the State of Ohio ("Ohio" or the "State") indicated a 1.6% population growth since 2000 and ranked Ohio seventh among the states in population.


            Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. Ohio's 2017 economic output, as measured by gross state product ("GSP"), totaled $649.1 billion, 3.37% of the national GDP and seventh largest among the states. The State ranks third within the manufacturing sector as a whole ($108.0 billion) and fourth in durable goods ($59.5 billion). As a percent of Ohio's 2017 GSP, 16.6% was attributable to manufacturing, with 23.0% attributable to the goods-producing sectors and 34.2% to the business services sectors, including finance, insurance and real estate. Ohio is the ninth largest exporting state with 2018 merchandise exports totaling $54.3 billion. The State's leading export products are machinery (including electrical machinery), motor vehicles, aircraft/spacecraft and plastics, which together accounted for 56.7% of that total.

            Non-farm payroll employment in Ohio, in a diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, decreased in 2007 through 2010, and increased in 2011 through 2018. In the last three decades, there has been a shift toward the services industry, with manufacturing employment decreasing since its 1969 peak. The "non-manufacturing" sector employs approximately 87.5% of all non-farm payroll workers in Ohio.

            With 14.0 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 74,500 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2017 crop production value of $5.3 billion ranked thirteenth among states and represented 2.6% of the U.S. total value. Ohio's 2017 livestock production value of $3.4 billion ranked nineteenth among states and represented 1.9% of the U.S. total value. Ohio accounts for 3.8% of total U.S. cash receipts for corn and 6.0% for soybeans. In 2017, Ohio's agricultural sector output (consisting of crops, livestock, poultry and dairy, and services and forestry, and all farm-related income) totaled $9.9 billion and represented 2.4% of the U.S. total value. Ohio purchased inputs (feed, seed, chemicals, fertilizer, livestock, utilities, labor, and machinery) totaled $5.8 billion. The net farm income on Ohio farms in 2017 was $1.2 billion.


      Financial Condition
      -------------------

            Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt. The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

            The Ohio Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor implemented this directive in the 2008-2009 Biennium as had been done several times in prior fiscal years.


            Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The State ended Fiscal Year 2018 with GRF cash and fund balances of $1.22 billion and $849.9 million, respectively. The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used may carry a balance of up to 8.5% of the GRF revenue for the preceding fiscal year. The BSF had a balance of $2.692 billion, which equals 8.3% of Fiscal Year 2018 GRF revenue, at the end of Fiscal Year 2018.


            At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation - commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

            The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.


            The 2018-19 biennial appropriations Act reflects certain tax law changes, resulting in an estimated net GRF revenue increase of $12.8 million in Fiscal Year 2018 and an estimated net GRF revenue decrease of $30.8 million in Fiscal Year 2019. The appropriations Act, among other things, reduces the number of personal income tax brackets from nine to seven in tax year 2017 and for certain low income taxpayers completely exempts the first $10,500 of taxable income, with the new brackets ranging from $77.96 plus 1.98% on taxable incomes more than $10,650 but less than $16,000 with increasing bracketed base rates and percentages up to a maximum on incomes over $210,600 of $8,073 plus 4.997% on the amount over $210,600.


            Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2017 was 3%. A school district income tax is currently approved in 184 districts. Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but these taxes may not be levied on non-residents.


            Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1970 to seventh in 1990, and eighth since 2000. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.


      2014-2015 Biennium
      ------------------

            Consistent with State law, the Governor's Executive Budget for the 2014-15 biennium was released in February 2013 and introduced in the General Assembly. After extended hearings and review, the 2014-15 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2013. Reflecting a stated focus on job creation and continued spending restraint, and based on a conservative economic forecast, that Act provides for total GRF biennial appropriations of approximately $62.0 billion (a 15.1% increase from the 2012-13 GRF biennial expenditures) and total GRF biennial revenue (not including $963.2 million carry-forward from the 2012-13 biennium) of approximately $61.1 billion (a 7.7% increase from 2012-13 GRF biennial revenues).

            The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

      The State ended Fiscal Year 2014 with GRF cash and fund balances of $1.70 billion and $1.28 billion, respectively. Of that ending GRF fund balance, the State transferred $300 million into the Medicaid reserve fund and $229 million into a small business tax deduction fund to fully offset the one-time cost of the temporary increase in the deduction for small business income for tax year 2014, and carried forward the remaining $748 million to cover the expected and planned for variance of Fiscal Year 2015 GRF appropriations over estimated revenue and to satisfy the requirement to maintain one-half of one percent of Fiscal Year 2014 GRF revenues ($146 million) as an ending fund balance.

      2016-2017 Biennium
      ------------------

            Consistent with State law, the Governor's Executive Budget for the 2016-17 biennium was released on February 2, 2015 and introduced in the General Assembly. After extended hearings and review, the 2016-17 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2015. Reflecting a stated continuing focus on job creation, and based on a conservative economic forecast, that Act provided for total GRF biennial appropriations of approximately $71.2 billion reflecting a 14.9% increase over the 2014-15 GRF biennial appropriations. Those appropriations were based upon then estimated total expected GRF revenue of $34.9 billion in Fiscal Year 2016, which excluded the $393.0 million carried-forward from Fiscal Year 2015 (reflecting a 10.8% increase over Fiscal Year 2015 revenue), and $36.5 billion in Fiscal Year 2017 (reflecting a 4.6% increase over expected Fiscal Year 2016 revenues). Total estimated GRF revenues across the 2016-17 biennium reflected a 17.5% increase from 2014-15 GRF biennial revenues.

            The Executive Budget, the 2016-17 appropriations Act and separate appropriations acts for the biennium include all necessary debt service and lease rental payment appropriation authority related to State debt obligations.

      2018-2019 Current Biennium
      --------------------------

            Consistent with State law, the Governor's Executive Budget for the 2018-19 fiscal biennium was released on January 30, 2017, and introduced in the General Assembly. After extended hearings and review, the 2018-19 biennial appropriations Act was passed by the General Assembly and signed by the Governor (with selective vetoes) on June 30, 2017. To date, the General Assembly has overridden six gubernatorial vetoes including vetoes of provisions relating to the legislative approval of new Medicaid optional eligibility groups, Medicaid rates for neonatal and newborn services, Medicaid rates for skilled nursing facilities, the delay by six months of the State's behavioral health Medicaid redesign, a limitation on the amount of additional appropriations that may be approved by the Controlling Board, and authorization by the Controlling Board of certain Medicaid appropriations in the 2018-19 fiscal biennium. None of the veto overrides has a material impact on the GRF in the 2018-19 fiscal biennium. The General Assembly may consider additional veto overrides.

            To address lower GRF revenue estimates for the 2018-19 fiscal biennium, the Act included both across-the-board and targeted spending cuts across most State agencies and programs. Reflecting a stated continuing focus on job creation, and based on a conservative economic forecast, that Act provides for the following GRF appropriations.

      Municipalities
      --------------

            Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 932 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

            A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

      Litigation
      ----------

            The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

PENNSYLVANIA PORTFOLIO
----------------------


            The following was obtained from an Official Statement, dated June 12, 2019, relating to the issuance of $886,875,000 Commonwealth of Pennsylvania General Obligation Bonds, First Refunding Series of 2019, as well as data from the U.S. Bureau of Economic Analysis and the U.S. Bureau of Labor Statistics.


      Economic Climate
      ----------------


            The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") is one of the most populous states, ranking sixth behind California, Texas, Florida, New York and Illinois. Pennsylvania stakes claim to a diverse economy and many thriving industries. At different times throughout its history, the Commonwealth has been the nation's principal producer of ships, iron, chemicals, lumber, oil, textiles, glass, coal and steel. This led Pennsylvania to be identified, historically, as a heavy industrial State. That reputation has changed over the last 30 years as the coal, steel and railroad industries have declined. The Commonwealth's business environment readjusted with a more diversified economic base. Currently, the major sources of growth in Pennsylvania are in the service sector, including healthcare, leisure-hospitality, transport and storage.

            Pennsylvania's agriculture industry has a long rich history and has been a driving force of the State's economy for centuries. The agriculture industry directly accounts for approximately $83.8 billion in economic output and over $22.7 billion in value add, and it supports over 280,500 jobs and $10.9 billion in earnings. Over 59,309 farms form the backbone of the State's agricultural economy covering an area of 7.7 million acres. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products such as mushrooms, apples, dairy, grapes, winemaking and Christmas tree production.

            Pennsylvania's extensive forests provide a vast source of material for the lumber, furniture and paper products industries. The State has 17 million acres of forestland; which covers 59% of its land. The forest products industry accounts for over 10% of the State's manufacturing workforce with economic activity of nearly $5.5 billion annually. Other natural resources include major deposits of coal, petroleum and natural gas. Pennsylvania's gross natural gas production, primarily from the Marcellus Shale, reached nearly 5.5 trillion cubic feet in 2017, and the State was the nation's second-largest natural gas producer in the country. Pennsylvania ranked second in the nation in electricity generation from nuclear power, which supplied 42% of the State's net electricity generation. The Commonwealth was also the third-largest coal-producing state in the nation in 2017 and the only State mining anthracite. Pennsylvania is also one of the top 10 producing states in the country for aggregate/crushed stone. The value of non-coal mineral production in PA is around $1.25 billion dollars annually.

            In addition to its natural resources, Pennsylvania's tourism industry ranks among the State's leading economic drivers. Thanks to its historical significance in cities like Philadelphia and Gettysburg and its many outdoor and recreational attractions, tourism accounts for more than 490,000 jobs in Pennsylvania. The industry helps contribute approximately $4.3 billion in tax revenue to the Commonwealth and a total economic impact of about $41 billion, annually.

            Finally, the State's geographic location makes it a prime corridor for the transportation of goods. From its extensive rail service and ports to its grid of interstate highways, Pennsylvania remains an integral part of the northeast region's economic activity.

            The Commonwealth is highly urbanized. The largest Metropolitan Statistical Areas ("MSAs") in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain the majority of the Commonwealth's total population. The population of Pennsylvania, 12.8 million people in 2018, ranked fifth in the nation according to the U.S. Department of Commerce.


            Non-agricultural employment in Pennsylvania over the five years ending in 2017 increased at an average annual rate of 0.89% compared with a 1.31% rate for the Middle Atlantic region and 1.83% rate for the U.S.

            Non-manufacturing employment in Pennsylvania has increased in recent years and reached 91% of total employment by 2017. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9% of 2017 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2017, the services sector accounted for 50% of all non-agricultural employment while the trade sector accounted for 14%.

            Within the manufacturing sector of Pennsylvania's economy, which now accounts for about one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in the fabricated materials industries was 14% of Pennsylvania manufacturing employment but only 1.3% of total Pennsylvania non-agricultural employment from 2013 through 2017.


            Pennsylvania's annual average unemployment rate has been equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5% in 2010, compared to the 4.4% annual unemployment rate in 2007. As of June 2019, Pennsylvania had an unemployment rate of 3.8%. This represents a significant drop since 2013 when the unemployment rate was 7.4%.

            Personal income in the Commonwealth for 2018 was roughly $708.9 billion, an increase of 3.9% over the previous year. During the same period, national personal income increased at a rate of 4.5%. Based on the 2018 personal income estimates, per capita income for 2018 was at $55,349 in the Commonwealth compared to per capita income in the United States of $53,712.


            The Commonwealth's 2017 average hourly wage rate of $20.34 for manufacturing and production workers compared to the national average of $20.88 for 2017.

      Financial Condition
      -------------------

            The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

            Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

      Financial Results for Recent Fiscal Years (Budgetary Basis)
      -----------------------------------------------------------


            Fiscal 2018. General Fund revenues of the Commonwealth were below the certified estimate by $137.2 million (0.4%) during fiscal year 2018. Final Commonwealth General Fund revenues for the fiscal year totaled $34,567 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $31,948.1 million. The Commonwealth began fiscal year 2018 with a deficit balance of $1.5 million, but ended fiscal year 2018 with an unappropriated surplus balance of $22.4 million.

            General Fund revenues increased $2,897.4 million (9.2%) during fiscal year 2018 when measured on a year-over-year basis as compared to fiscal year 2017. Tax revenue collections increased $1,251.1 million (4.1%) on a year-over-year basis from fiscal year 2017 to fiscal year 2018 while non-tax revenue collections increased $1,646.9 million or 180 percent from fiscal year 2017 to fiscal year 2018. Corporate tax receipts were $107.7 million higher than fiscal year 2017 levels.


            Fiscal 2017. General Fund revenues of the Commonwealth were below the certified estimate by $1,106.7 million or 3.4% during Fiscal Year 2017. Final Commonwealth General Fund revenues for the fiscal year totaled $31,669.0 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $31,941.8 million. After accounting for a positive Fiscal Year 2017 beginning balance of $5.1 million, the Commonwealth ended Fiscal Year 2017 with a deficit balance of $1,539.3 million.

            General Fund revenues increased $767.4 million or 2.5% during Fiscal Year 2017 when measured on a year-over-year basis as compared to fiscal year 2016. Tax revenue collections increased $495.2 million or 1.6% on a year-over-year basis from Fiscal Year 2016 to Fiscal Year 2017 while non-tax revenue collections increased $272.9 million or 42.4% from Fiscal Year 2016 to Fiscal Year 2017.

            Fiscal 2016. General Fund revenues of the Commonwealth were above the certified estimate by $29.9 million or 0.1% during Fiscal Year 2016. Final Commonwealth General Fund revenues for the Fiscal Year totaled $30,871.7 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $30,127.2 million. After accounting for a positive Fiscal Year 2016 beginning balance of $256.6 million, the Commonwealth ended Fiscal Year 2016 with an unappropriated surplus balance of $1.9 million.

            General Fund revenues increased $309.1 million or 1.0% during Fiscal Year 2016 when measured on a year-over-year basis as compared to Fiscal Year 2015. Tax revenue collections increased $765.5 million or 2.6% on a year-over-year basis from Fiscal Year 2015 to Fiscal Year 2016 while non-tax revenue collections decreased $456.4 million or 41.5% from Fiscal Year 2015 to Fiscal Year 2016.


      Financial Results for Recent Fiscal Years (GAAP Basis)
      ------------------------------------------------------


            Fiscal 2018. At June 30, 2018, the General Fund reported a fund balance of $813.7 million, an increase to fund balance of $1,511.3 million from the $697.6 million fund deficit balance at June 30, 2017 as expenditures and other uses decreased by $8.7 million and revenues and other sources increased by $2,290.4 million.


            Fiscal 2017. At June 30, 2017, the General Fund reported a fund deficit of $697.6 million, a decrease to fund balance of $787.7 million from the $90.1 million fund balance at June 30, 2016 as expenditures and other uses increased by $5,454.4 million and revenues and other sources increased by $4,860.1 million.

            Fiscal 2016. At June 30, 2016, the General Fund reported a fund balance of $90.1 million, a decrease to fund balance of $183.4 million from the $273.6 million fund balance at June 30, 2015 as expenditures and other uses increased by $3,027.7 million and revenues and other sources increased by $2,004.7 million.

            Tax revenues decreased by $300.6 million. Health and human services increased $3,045.5 million primarily due to increased expenditures for the Medical Assistance program of the Department of Human Services. Expenditures for education increased $449.2 million and occurred primarily due to ready-to-learn block grants and state contributions for school employee pension costs. Protection of persons and property programs experienced an increase largely due to an increase in Commonwealths employers' share of retirement contributions. This increase was offset by a decrease in federally funded grant programs administered by the Pennsylvania Emergency Management Agency and the Department of Insurance.



      Fiscal Year 2019 Budget
      -----------------------

            The enacted Fiscal Year 2019 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $33,219 million. These expenditures are supported by estimated funds available totaling $33,225 million. Enacted General Fund appropriations represent an increase of $1,270.9 million, or 4% on a year-over-year basis, from fiscal year 2018.


      Fiscal Year 2018 Budget
      -----------------------

            The enacted Fiscal Year 2018 budget provided appropriations and executive authorizations, net of lapses and other reductions, totaling $31,996.1 million of Commonwealth funds against estimated funds available of $32,037.8 million. Enacted General Fund appropriations represented an increase of $54.3 million, or 0.2% on a year-over-year basis, from Fiscal Year 2017.

      Fiscal Year 2017 Budget
      -----------------------

            On February 9, 2016, Governor Wolf introduced his balanced Executive Budget proposal for the Commonwealth's fiscal year ending June 30, 2017. The Governor's Fiscal Year 2017 budget proposal recommended $32.728 billion in state-funded expenditures from $32.740 billion in total state revenues, a projected increase in state-funded spending of 9% above the appropriations enacted for Fiscal Year 2016. Governor Wolf's proposal addressed the Commonwealth's more than $2 billion funding deficit for Fiscal Year 2017, and was centered on the three broad priority areas of jobs, education, and government operational savings and reform.


      City of Philadelphia
      --------------------


            Philadelphia is the largest city in the Commonwealth with an estimated population of 1,584,138 as of July 1, 2018 according to the U.S. Census Bureau.

            The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan covering Fiscal Years 2019 through 2023.

            No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $185.9 million in special tax revenue bonds outstanding as of June 30, 2018. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.


      Commonwealth Debt
      -----------------

            The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.


            Net outstanding general obligation debt totaled $12,455.4 million at June 30, 2018, an increase of $446.4 million from June 30, 2017. Over the 10-year period ending June 30, 2018, total outstanding general obligation debt increased at an annual rate of 4.3%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 2.8%.

            Certain State-created organizations have statutory authorization to issue debt for which State appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations include the Delaware River Joint Toll Bridge Commission, the Delaware River Port Authority, the Pennsylvania Economic Development Financing Authority, the Pennsylvania Energy Development Authority, the Pennsylvania Higher Education Assistance Agency, the Pennsylvania Higher Educational Facilities Authority, the Pennsylvania Industrial Development Authority, the Pennsylvania Infrastructure Investment Authority, the Pennsylvania Turnpike Commission and the State Public School Building Authority.


      Litigation
      ----------

            In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. This cap does not apply to tax appeals. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 850 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.

VIRGINIA PORTFOLIO
------------------


            The following is based on information obtained from a Preliminary Official Statement, dated July 15, 2019, relating to $160,240,000 General Obligation Bonds, and a Supplement to the Preliminary Official Statement, dated August 8, 2019, as well as the Commonwealth of Virginia Executive Amendments to the 2018-2020 Biennial Budget dated December 18, 2018, data obtained from the U.S. Bureau of Economic Analysis, the U.S. Bureau of Labor Statistics, and the U.S. Census Bureau.


      Economic Climate
      ----------------


            The 2018 estimated population of the Commonwealth of Virginia ("Virginia" or the "Commonwealth") was 8,517,685. Among the 50 states, it ranked twelfth in population and has 39,490 square miles of land area.


            The Commonwealth is divided into five distinct regions -- a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

            The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

            Spanning Hampton Roads is the Virginia Beach-Norfolk-Newport News metropolitan area, which has large military instillations and major port facilities. The Richmond metropolitan area is the third largest metropolitan area and is a leading center of diversified manufacturing activity including chemicals, tobacco, printing, paper, metals and machinery. Richmond is also the capital of the Commonwealth and its financial center.


            According to the U.S. Department of Commerce, Virginians received over $485 billion in personal income in 2018. In 2018, Virginia had per capita income of $56,952, ranking eleventh among the states and greater than the national average of $53,712. From 2008 to 2018, the Commonwealth's 2.3% average annual rate of growth in per capita income was less than the national growth rate of 2.8%.

            Employment in the Information Services sector decreased by 5.2% from 2014-2018, which may in part be due to intense telecommunications competition. Over the same period, employment in the Professional and Business Services sector increased 13.7%; Education and Health Services increased 6.9%; Leisure and Hospitality increased 11.2%; Construction increased 13.2%; Financial Activities increased 7.6%; and Manufacturing increased 5.8%.

            As of June 2019, up to 4.3 million residents of the Commonwealth were in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states.

            The Commonwealth typically has one of the lowest unemployment rates in the nation, due in large part to the diversity of the Commonwealth's economy. As of June 2019, an average of 2.9% of the Commonwealth's population was unemployed, compared to 3.7% for the nation.


      Budgetary Process
      -----------------


            Virginia has a biennial budget system. The biennial budget is enacted into law in even-numbered years, and amendments to it are enacted in odd-numbered years. For example, the current budget for the 2018-2020 biennium was adopted by the 2018 General Assembly and amendments to 2018-2020 biennial budget will be considered by the General Assembly during its 2019 session. The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") for the next biennium and a narrative summary of the Budget Bill to the General Assembly by December 20th in the year immediately prior to each even-year session. Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly. After enactment, the Budget Bill becomes law (the "Appropriation Act").


            In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th that includes his proposed amendments. The Appropriation Act enacted in the odd-year session is effective upon passage by the General Assembly, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

      The 2014-2016 Appropriation Act
      -------------------------------

            On December 16, 2013, outgoing Governor McDonnell presented the Budget Bill for the 2014-2016 biennium that began on July 1, 2014. The introduced 2014 Budget Bill focused on the core functions of government and would have appropriated $96.8 billion from all funding sources for total state government operations, and would have left an unappropriated General Fund balance on June 30, 2016 of $50.9 million. The revised economic forecast that the introduced budget utilized projected General Fund revenues to grow 4.2% in Fiscal Year 2015 and 3.9% in Fiscal Year 2016.

            The proposed 2014 Budget Bill was considered by the 2014 Session of the Virginia General Assembly, which convened on January 8, 2014. On January 11, 2014, Terry McAuliffe was inaugurated as Governor of the Commonwealth. The General Assembly adjourned on March 8, 2014 without adopting a biennial budget. A special session of the General Assembly convened on March 24, 2014 to consider the reintroduced 2014 Budget Bill, which was ultimately enacted into law as the 2014-2016 Appropriation Act after several amendments to address a potential revenue shortfall. The 2014-2016 Appropriation Act appropriates $97.1 billion from all funding sources for total state government operations (including an $860 million revenue reserve) and leaves an unappropriated General Fund balance on June 30, 2016 of $5.7 million.

      2015 Appropriation Act
      ----------------------

            On December 17, 2014, Governor McAuliffe presented his proposed amendments to the 2014-2016 Appropriation Act. The Governor's amendments addressed General Fund savings requirements by either moving the savings to agency budgets for items such as Medicaid and higher education savings or by identifying within the existing reversion clearing account, the ultimate source of the savings to be captured from agency appropriations. In addition, some savings amounts were reflected in revenue, additions to balance, and non-General Fund cash transfers to the General Fund, requiring approximately $882 million in savings and balances to be collected from agencies. The Governor's amendments increased the overall savings amount to approximately $955 million.

            The Governor's spending amendments focused on six major themes: (1) invest in opportunities to grow a new economy, (2) no reductions in public education and begin increasing support for core needs, (3) protect investments in higher education with no new cuts and small increases in key areas, (4) provide adequate funding for core health and human resource services, (5) support priority needs in public safety and for veterans, and (6) protect transportation funding.

            The 2015 amendments to the 2014-2016 Appropriation Act became effective on March 26, 2015.

      2016 Amendments to the 2015 Appropriation Act
      ---------------------------------------------

            On December 17, 2015, Governor McAuliffe presented amendments to the 2015 Appropriation Act affecting appropriations for the remainder of the 2014-2016 biennium. Thirty-three individual amendments increase General Fund spending by $238.4 million and 14 individual amendments decrease spending by $69.1 million for a net operating spending increase of $169.2 million for the remainder of Fiscal Year 2016. The Governor's amendments also included an additional $1.5 million in General Fund capital outlay appropriation.

            The amendments that result in General Fund appropriation reductions are technical in nature and include items such as capturing savings from revised K-12 student enrollment projections, updating Lottery proceeds for public education, and recognizing debt management savings.

            Increases in General Fund appropriation in the Governor's amendments are primarily a result of workload, caseload, or inflationary changes and include items such as Medicaid utilization and inflation, Children's Services Act expenditure and caseload growth, per diem payments to local and regional jails, rebasing intellectual disability training center budgets to reflect anticipated closures, and funding for required social services eligibility system operating cost.

      2016 Budget Bill
      ----------------

            On December 17, 2015, Governor McAuliffe presented the Budget Bill for the 2016-2018 biennium that began July 1, 2016. The proposed 2016 Budget Bill appropriated over $109 billion from all fund sources for total state government operations, and left an unappropriated General Fund balance on June 30, 2018 of $17.6 million.

            The proposed 2016 Budget Bill provided an additional $605.6 million to the Revenue Stabilization Fund in Fiscal Year 2017. With this deposit, the Revenue Stabilization Fund reached an expected balance of over $845 million.

            The Initial Budget was passed by the General Assembly in 2016, and the Amended Budget was passed by the General Assembly in 2017. Under the final adopted Budget, 2018 Capital Appropriation totaled $494,576,132, compared to $540,302,700 in 2017.

            The Amended Budget included an overview that described the Commonwealth's economic and revenue forecasts, as well as a breakdown of the Commonwealth's operating budget by sector (e.g., Office of Education; Office of Transportation; Judicial Department). The Amended Budget also included reports detailing aid to localities and miscellaneous transfers.

      2017 Amendments to the 2016 Appropriation Act
      ---------------------------------------------

            On December 16, 2016, Governor McAuliffe presented amendments to the 2016 Appropriation Act affecting appropriations for the remainder of the 2016-2018 biennium. The Governor's introduced 2017 amended budget bill was considered by the 2017 Session of the General Assembly, which convened on January 11, 2017. The 2017 Appropriation Act became effective upon the Governor's signature on April 28, 2017.

            General fund appropriation changes in the 2017 Appropriation Act focus on: (i) reducing general fund spending as a result of reduced project revenues; (ii) addressing the spending needs of mandated and formulaic programs;
(iii) addressing emergent issues, such as growing problems in mental health; and
(iv) providing compensation adjustments to state supported public employees.

            The overall change in general fund savings in the 2017 Appropriation Act did not differ significantly from the introduced version of the bill. In addition to general fund appropriation savings, the 2017 Appropriation Act also includes various increases in resources, including $567.2 million in withdrawals from the revenue stabilization fund, $133.5 million in prior year general fund capital balances, $89.5 million resulting from a Tax Amnesty program, $47.9 million from changes in the accelerated sales tax, $12.0 million to tighten sales tax nexus rules, $9.9 million to limit the return on Historic Rehabilitation tax credits, $13.5 million in various other revenues, and $112.1 in various transfers from nongeneral funds to the general fund.

            Amendments for mandated and formulaic programs, emergent issues, and public employee compensation make up the majority of general fund increases included in the 2017 Appropriation Act.

      2018 Amendments to the 2017 Appropriation Act
      ---------------------------------------------

            On December 18, 2017, Governor McAuliffe presented amendments to the 2017 Appropriation Act affecting appropriations for the remainder of the 2016-2018 biennium. Twenty-five individual amendments increase General Fund spending by $238.1 million and eighteen individual amendments decrease spending by $136.9 million for a net operating spending increase of $101.2 million for the remainder of Fiscal Year 2018.

            The amendments that result in General Fund appropriation reductions are predominately technical in nature. The two largest of these decreases include $60.0 million in reductions to enrollment and technical revisions such as lottery revenue to public education and $40.5 million in health care revenues that offset general fund Medicaid costs.

            Increases in General Fund appropriation in the Governor's amendments are primarily a result of workload, caseload, or inflationary changes and include items such as Medicaid utilization and inflation. In addition, the increase in general fund appropriation in Fiscal Year 2018 reflects the Commonwealth's commitment to improve cash reserves. The two largest increases in spending include $121.4 million for the Revenue Cash Reserve and $86.7 million for Medicaid utilization and inflation.

            The 2018 amendments to the 2017 Appropriation Act assume a general fund balance at the end of the biennium of $201.6 million.

      2018 Appropriation Act
      ----------------------

            On December 18, 2017, Governor McAuliffe presented the Budget Bill for the 2018-2020 biennium that began July 1, 2018. On March 10, 2018, the General Assembly adjourned the 2018 regular session without agreeing to a new budget for the 2018-2020 biennium. This, in part, resulted in Governor Northam calling a special session to complete work on the budget. The introduced version of the budget was re-introduced during the special session. On June 7, 2019, Governor Northam signed the 2018 Appropriation Act. The 2018 Appropriation act became effective on July 1, 2018.

            The introduced 2018 Appropriation Act and subsequent changes made by the General Assembly focused on the following goals: (i) improving access to healthcare including the expansion of access to Medicaid; (ii) addressing mandates and core services; (iii) continuing to grow Virginia's economy through workforce development and maintaining commitments to economic development; (iv) improving access to healthcare; (v) providing employee compensation and benefits; and (vi) improving fiscal strength through improved fiscal liquidity and structural balance.


            The 2018 Appropriation Act assumed a general fund balance at the end of the 2018-2020 biennium of $2.5 million.


      2019 Appropriation Act
      ----------------------

             On December 18, 2018, Governor Northam presented his proposed amendments to the 2018 Appropriation Act, impacting the remainder of the 2018-2020 biennium. The starting point for the Governor's introduced amended budget was Chapter 2 of the 2018 Acts of Assembly, Special Session I, which was enacted on June 7, 2018.

             The Governor's introduced 2019 amended Budget Bill was considered by the 2019 Session of the General Assembly which convened on January 9, 2019. The General Assembly adjourned on February 24, 2019 offering their recommendations for additional amendments to the bill. At the April 3, 2019 reconvened session, the Governor offered executive amendments that were considered and where they agreed, folded into the amended budget for the 2018-2020 biennium. On May 2, 2019, the Governor signed the 2019 Appropriation Act with one line-item veto and it became effective.

             The 2019 Appropriation Act made by the General Assembly focuses on the following goals: (i) strengthening fiscal integrity through deposits to reserves; (ii) growing Virginia's economy by strengthening Virginia's educational system, investing in broadband and workforce development, maintaining commitments to economic development; (iii) improving citizen quality of life through improving access to healthcare, mental health services, addiction treatment and prevention, and housing assistance; (iv) improving citizen quality of life through investments in water quality; (v) improving citizen quality of life through enhanced school safety and public safety; and
(vi) providing employee compensation and benefits

            The 2019 Appropriation Act assumes a general fund balance at the end of the 2018-2020 biennium of $7.6 million.


      Litigation
      ----------

            The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

                    ---------------------------------------

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus.

            General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

            Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

            Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

            Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

            The Portfolios may invest in zero-coupon municipal securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero-coupon municipal securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

            Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

            Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity.

            Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

            Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

            Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

            Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

            Each Fund Portfolio and Fund II Portfolio (other than the High Income Portfolio) will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher (including Baa1, Baa2 and Baa3) by Moody's or BBB or higher (including BBB+ and BBB-) by S&P or Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality. For additional information on securities ratings, please see Appendix A.

            There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Portfolios' portfolios.

            Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("SEC"), although from time to time there have been proposals which would require registration in the future.

            After purchase by a Portfolio, a municipal security may cease to be rated, its rating may be reduced below the minimum required for purchase by such Portfolio or it may default. These events do not require sales of such securities by the Portfolio, but the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.


            A Portfolio's investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Inventories of municipal securities held by brokers and dealers have decreased in recent years, reducing their ability to make a market in these securities. This reduction in market making capacity has the potential to diminish a Portfolio's ability to buy or sell municipal securities, and increase price volatility and trading costs, particularly during periods of economic or market stress. Consequently, a Portfolio may have to accept a lower price to sell a municipal security, to sell other securities to raise cash, or to forfeit an investment opportunity, any of which could have an adverse effect on the Portfolio's performance.


            Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

            Proposals have been considered by Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the NAV and yield of the Portfolio would be affected. In addition, the Adviser would likely need to reevaluate the Portfolios' investment objectives and policies.

Asset-Backed Securities, Mortgage-Related Securities and Structured Securities
------------------------------------------------------------------------------


            Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.


            The Portfolios may invest in mortgage-related securities, which are typically securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks, and which are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMRSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or U.S. Department of Veterans Affairs ("VA")-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are each a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but the GSEs have paid dividends to the U.S. Treasury in a cumulative amount that exceeds the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations.

            FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            A Portfolio may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of a "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            ARMS, another type of mortgage-related security, bear interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            A Portfolio may invest in SMRS, which are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            With respect to residential SMRS, a Portfolio will only invest in such SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States or by other U.S. Government-sponsored entities. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lead to illiquid markets in the sector.

            A Portfolio may also invest in commercial mortgage-backed securities, which are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            GSE Risk-Sharing Bonds. Another type of mortgage-related security, known as GSE Risk-Sharing Bonds or Credit Risk Transfer securities ("CRTs"), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

            The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Derivatives
-----------

            A Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.


            There are four principal types of derivatives - options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the ways they may be used by a Portfolio, are described below. Derivatives include listed and cleared transactions where the Portfolio's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions that are privately negotiated and where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are bilateral. A Portfolio may use derivatives to earn income and enhance returns, to hedge or to adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap exchange or execution facility. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing and related execution requirements will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and mandatory execution on regulated swap execution facilities. The SEC may adopt similar clearing and execution requirements in respect of security-based swaps under its jurisdictions. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility.


            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            o Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

            o Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.


            o Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the performance of the exchange or clearinghouse, which is the issuer or counterparty to each derivative, is supported by all of the members of such exchange or clearinghouse. The performance of an exchange or clearinghouse is further supported by a daily payment system (i.e., margin requirements) operated by the exchange or clearinghouse in order to reduce overall credit risk. There is no similar intermediary support for uncleared OTC derivatives. Therefore, the Portfolio will effect transactions in uncleared OTC derivatives only with investment dealers and other financial institutions (such as commercial banks) deemed creditworthy by the Adviser and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.


            o Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.


                  Recent regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Portfolio is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations. A Portfolio may also face the indirect risk of the failure of another clearing member customer to meet its obligations to the clearing member, causing a default by the clearing member on its obligations to the clearinghouse.

            o Illiquid Investments Risk. Illiquid investments risk exists when a particular instrument is difficult to purchase, sell or otherwise liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.


            o Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


            o Regulatory Risk. Various U.S. Government entities, including the CFTC and the SEC, are in the process of adopting and implementing additional regulations governing derivatives markets required by, among other things, the Dodd-Frank Act, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is unclear, and the proposed regulations may be revised before adoption or may never be adopted, these regulations could, among other things, restrict a Portfolio's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.

                  The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction and that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures or swap exchange or execution facility. Such requirements may make it more difficult or costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio may otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more swap exchange or execution facilities, it will be subject to all of the rules of the exchange or execution facility.

                  European regulation of the derivatives market is also relevant to the extent a Portfolio engages in derivatives transactions with a counterparty that is subject to European Market Infrastructure Regulation ("EMIR"). EMIR introduced uniform requirements in respect of OTC derivative contracts by requiring certain "eligible" OTC derivatives contracts to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of OTC derivatives contracts to trade repositories. In addition, EMIR imposes risk mitigation requirements, including requiring appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These risk mitigation requirements include the exchange, and potentially the segregation, of collateral by the parties, including by a Portfolio. While many of the obligations under EMIR have come into force, a number of other requirements have not yet come into force or are subject to phase-in periods, and certain key issues have not been finalized. It is therefore not yet fully clear how the OTC derivatives market will ultimately adapt to the new European regulatory regime for OTC derivatives.


            o Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.


            Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Portfolios have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA based on the extent of their derivatives use and are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.


Use of Options, Futures Contracts, Forwards and Swaps by the Portfolios
-----------------------------------------------------------------------

            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.


            -- Options on Securities. In an effort, among other things, to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on securities, including municipal securities and U.S. Government securities. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.


            A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

            A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A put option written by a Portfolio is "covered" if the Portfolio holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of a security.

            In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A Portfolio may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            The Portfolios may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.


            By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately-negotiated (i.e., OTC) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.


            -- Options on Securities Indices and Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


            A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.


            A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.


            The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

            -- Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates or securities (through index futures or options).

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is generally more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and, with respect to the Fund Portfolios and Fund II Portfolios, will be used only for hedging purposes.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolios would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.


            -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio, as seller, typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. As a buyer, if a credit event occurs, the Portfolio would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional
(par) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the par value and the current market value of the obligation.


            The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation received by a Portfolio is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security.

            If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk, and may be illiquid.


            -- Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, swaption, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio may lose the net amount of interest payments it is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.

            These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions but excluding currency swaps, which are subject to separate counterparty requirements as addressed above, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization ("NRSRO") or counterparties with guarantors with debt securities having such a rating.


            -- Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if inflation increases. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.


            -- Total Return Swaps. The Portfolios may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Portfolios are subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolios will receive a payment from or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by the Portfolio. There is no guarantee that the Portfolio's investment via total return swap will deliver returns in excess of the inherent borrowing costs and, accordingly, the Portfolio's performance may be less than would be achieved by a direct investment in the underlying referenced asset. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.


Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            The Portfolios may use forward commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made and the Portfolio assumes the rights and risks of ownership of the security but the Portfolio does not pay for the securities until they are received. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Portfolio's volatility of returns.

            When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then-available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

General
-------

            The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

            A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

Borrowings and Leverage
-----------------------

            A Portfolio, including, in particular, the High Income Portfolio, may use borrowings for investment purposes subject to applicable statutory or regulatory requirements.

            Borrowings by a Portfolio result in leveraging of the Portfolio's shares. Likewise, a Portfolio's use of certain derivatives may effectively leverage the Portfolio's portfolio. The Adviser anticipates that the difference between the interest expense paid by the Portfolio on borrowings and the rates received by the Portfolio from its investment portfolio will provide the Portfolio's shareholders with a potentially higher yield. The Portfolios may use leverage for investment purposes by entering into transactions such as forward contracts and Tender Option Bond ("TOBs") transactions. This means that the Portfolio uses cash made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares of common stock and the relatively greater effect of changes in the value of the Portfolio's portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Portfolio is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize higher net return than if the Portfolio were not leveraged. With respect to a Portfolio's use of certain derivatives that result in leverage of the Portfolio's shares, if the Portfolio is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Portfolio to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or other costs of leveraged transactions approach the net return on the Portfolio's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Portfolio, the Portfolio's use of leverage would result in a lower rate of net return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Portfolio were not leveraged. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Portfolio's net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB Trust to terminate or collapse, potentially requiring a Portfolio to liquidate longer-term municipal securities at unfavorable prices to meet the Trust's outstanding obligations.

            Certain transactions, such as derivative transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretive releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolios' restriction concerning senior securities. The segregation of assets is intended to enable a Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Portfolio's exposure to loss.

Cyber Security Risk
-------------------

            As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Illiquid Securities
-------------------


            A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets would be invested in such securities. Under Rule 22e-4 under the 1940 Act, the term illiquid securities means any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.


            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.


            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Portfolios have adopted a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act (the "LRM Program") and related procedures to categorize each Portfolio's investments, including Rule 144A Securities, and identify illiquid investments. The LRM Program's administrator will take into account relevant market, trading and investment-specific considerations in doing so. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.



Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------


            Each of the Portfolios may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that seek to track the performance of a specific index or implement actively-managed investment strategies. Index ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.


            A Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which to the extent not waived or reimbursed, would be in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. A Portfolio's investments in other investment companies, including ETFs, subjects the Portfolio indirectly to the underlying risks of those investment companies.

Loans of Portfolio Securities
-----------------------------

            A Portfolio may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and, that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to the oversight of the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay a Portfolio amounts equal to any income or other distribution from the securities.

            A Portfolio may invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan. A Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When a Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Preferred Stock
---------------

            Each Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A Portfolio may seek additional income by investing in repurchase agreements; Fund Portfolios and Fund II Portfolios may invest in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate", which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolios' rights. The Boards have established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.

            A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Short Sales
-----------

            A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Structured Products
-------------------

            A Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.


            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may carry greater trading risk and be more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, carry greater trading risk, and be more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities are generally Rule 144A Securities and therefore may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.


Tender Option Bond ("TOB") Transactions
---------------------------------------

            A Portfolio may enter into TOB transactions ("TOBs") in which the Portfolio sells a municipal security to a special purpose vehicle, which is generally organized as a trust (the "Trust"). The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the Trust in return. The Trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the Trust may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the GNMA, the FHA, the VA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and the FHLMC (as discussed under "Asset-backed Securities, Mortgage-Related Securities and Structured Securities"), and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in "Zero-Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Asset-backed Securities, Mortgage-Related Securities and Structured Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-indexed securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of an inflation-indexed debt security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-indexed securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-indexed debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating-Rate Municipal
or Other Fixed-Income Securities
--------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Municipal or Other Securities
-----------------------------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            A Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as a Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolios believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.


Custodial Receipts
------------------

            Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal securities or other types of securities consistent with a Portfolio's investment objective and principal investment strategy. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third-party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the issuers of the underlying securities held by the custodian. As a holder of custodial receipts, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a Portfolio typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if for tax purposes a Portfolio is not considered to be the owner of the underlying securities held in the custodial account, the Portfolio may suffer adverse tax consequences.

             Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. In addition, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.


Future Developments
-------------------

            A Portfolio may take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Special Risk Considerations
---------------------------

            The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

            Many fixed-income securities, including certain municipal securities in which a Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

            Non-rated municipal or other fixed-income securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

            A Portfolio may invest in lower-rated securities and the High Income Portfolio invests principally in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

            As a matter of fundamental policy, a Portfolio may not:

            (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (2)   issue any senior security (as that term is defined in the 1940
                  Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies;
                  (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (4) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act; or

            (5) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

            As a fundamental policy, Arizona, Massachusetts, New Jersey, New York and Ohio Portfolios may not purchase or sell commodities regulated by the CFTC under the CEA or commodities contracts except for futures contracts and options on futures contracts.

            As a fundamental policy, National, High Income, California, Minnesota, Pennsylvania and Virginia Portfolios may purchase or sell commodities or options thereon to the extent permitted by applicable law.

            As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Portfolio's assets consists of: (i) cash or cash items; (ii) government securities; (iii) securities of other investment companies; and (iv) securities of any one issuer that represent no more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Portfolio.

Non-Fundamental Investment Policy
---------------------------------

            The following is a description of an operating policy that the Portfolios have adopted but that is not fundamental and subject to change without shareholder approval.

            The Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under investment advisory agreements (the "Advisory Agreements") to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of the Funds' Boards (see "Management of the Portfolios" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2019, totaling approximately $581 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of June 30, 2019, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                AXA Equitable Holdings and its               63.7%
                subsidiaries
                AllianceBernstein Holding, L.P.              35.6
                Unaffiliated holders                          0.7
                                                  ----------------------------
                                                            100.0%
                                                  ============================

            AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property, and casualty and health insurance and asset management, owns 38.9% of the outstanding common stock of AXA Equitable Holdings, Inc. ("AXA Equitable") since July 8, 2019.

            As of June 30, 2019, AXA Equitable owned approximately 4.2% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding LP ("AB Holding"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA Equitable, "GP") is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

            Including both the general partnership and limited partnership interests in AB Holding and the Adviser, AXA Equitable and its subsidiaries have an approximate 63.7% economic interest in the Adviser.

            See "Management of the Portfolios - Investment Adviser" in the Fund's Prospectus for additional information about the ownership structure of the Adviser and related matters.



Advisory Agreements and Expenses
--------------------------------

            Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Boards to act as officers and employees of the Portfolios. Such officers and employees, as well as certain directors or trustees of the Portfolios, may be employees of the Adviser or its affiliates.

            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Portfolios including, for example, office facilities, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Funds have under the Advisory Agreements assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Portfolios by the Adviser, each Portfolio may employ its own personnel. The Advisory Agreements provide for reimbursement to the Adviser of the costs of certain non-advisory services provided to a Portfolio. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Portfolios, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Portfolios on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. For the fiscal year ended May 31, 2019, the National, California, High Income, New York, Arizona, Massachusetts, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid the Adviser in respect of such services $63,409, $65,967, $66,369, $66,953, $68,530, $68,187, $68,599, $67,189, $67,385, $71,134 and
$71,024, respectively.

            The Advisory Agreements continue in effect with respect to each Portfolio, provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Fund's Directors or Trustees (the "Directors"), and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement for each Portfolio was approved for an additional annual term by a vote, cast in person, of the Board at its meetings held on November 6-8, 2018.


            Any material amendment to the Advisory Agreements must be approved by a vote of the outstanding securities of the relevant Portfolios and by the vote of a majority of the Directors who are not interested persons of the Portfolio or the Adviser.

            The Advisory Agreements are terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Effective September 7, 2004, under the terms of the Advisory Agreements, the Portfolios, except the High Income Portfolio, pay the Adviser ..45 of 1% of the first $2.5 billion, .40 of 1% of the next $2.5 billion and .35 of 1% of the excess over $5 billion of each Portfolio's average daily net assets. Effective December 17, 2009, the High Income Portfolio pays the Adviser a contractual advisory fee of .50 of 1.00% of the first $2.5 billon, .45 of 1.00% of the excess over $2.5 billon up to $5 billion and .40 of 1.00% of the excess over $5 billion of the Portfolio's average daily net assets. Such fees are accrued daily and paid monthly.

            With respect to the Fund Portfolios and Fund II Portfolios, the Adviser has contractually agreed for the period from the effective date of the Portfolio's Prospectus to the effective date of the subsequent Prospectus incorporating the Portfolio's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total operational expenses, excluding interest expense, do not exceed the amounts noted for the Portfolios listed in the table below. These fee waiver and/or expense reimbursement agreements automatically extend each year unless the Adviser provides notice 60 days prior to the end of the Period.


Portfolio                        Share Class                      Expense Cap
---------                        -----------                      -----------
National Portfolio               Class A                          0.75%
                                 Class B                          1.50%
                                 Class C                          1.50%
                                 Advisor Class                    0.50%

California Portfolio             Class A                          0.75%
                                 Class B                          1.50%
                                 Class C                          1.50%
                                 Advisor Class                    0.50%

New York Portfolio               Class A                          0.75%
                                 Class B                          1.50%
                                 Class C                          1.50%
                                 Advisor Class                    0.50%

Arizona Portfolio                Class A                          0.78%
                                 Class B                          1.53%
                                 Class C                          1.53%

Massachusetts Portfolio          Class A                          0.77%
                                 Class B                          1.52%
                                 Class C                          1.52%
                                 Advisor Class                    0.52%

Minnesota Portfolio              Class A                          0.85%
                                 Class B                          1.60%
                                 Class C                          1.60%

New Jersey Portfolio             Class A                          0.82%
                                 Class B                          1.57%
                                 Class C                          1.57%

Ohio Portfolio                   Class A                          0.80%
                                 Class B                          1.55%
                                 Class C                          1.55%

Pennsylvania Portfolio           Class A                          0.85%
                                 Class B                          1.60%
                                 Class C                          1.60%

Virginia Portfolio               Class A                          0.80%
                                 Class B                          1.55%
                                 Class C                          1.55%
                                 Advisor Class                    0.55%

High Income Portfolio            Class A                          0.80%
                                 Class C                          1.55%
                                 Advisor Class                    0.55%
                                 Class Z                          0.55%

            For the three most recent fiscal years of the Portfolios, the Adviser's advisory fees for each Portfolio were as follows:


                                                 Amounts Waived or Reimbursed
                                                 under Fee Waiver and/or Expense
Portfolio                     Advisory Fees      Reimbursement Agreement
---------                     -------------      -------------------------------
National
2019                             $6,206,633                 $537,037
2018                              5,730,832                  629,369
2017                              5,683,961                  659,327

High Income
2019                            $13,358,008                 $155,462
2018                             12,887,449                  249,564
2017                             12,825,640                  650,160

New York
2019                             $2,649,941                 $345,221
2018                              2,700,399                  356,002
2017                              2,745,865                  375,442

California
2019                             $3,311,364                 $296,837
2018                              3,202,051                  288,383
2017                              3,120,345                  309,696

Arizona
2019                               $517,854                 $255,580
2018                                547,439                  250,345
2017                                580,967                  247,976

Massachusetts
2019                               $969,350                 $255,414
2018                              1,091,389                  256,222
2017                              1,122,076                  278,649

Minnesota
2019                               $268,484                 $241,848
2018                                340,015                  232,539
2017                                370,699                  213,463

New Jersey
2019                               $441,288                 $230,343
2018                                496,865                  216,840
2017                                510,095                  215,969

Ohio
2019                               $386,160                 $257,683
2018                                425,511                  250,418
2017                                475,921                  245,983

Pennsylvania
2019                               $376,735                 $220,744
2018                                410,798                  207,968
2017                                435,032                  189,236


Virginia
2019                               $931,025                 $198,535
2018                              1,015,382                  190,098
2017                              1,074,395                  205,048

            To the extent that a Portfolio invests in AB Government Money Market Portfolio (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Portfolio in an amount equal to the Portfolio's pro rata share of the AB Government Money Market Portfolio's effective management fee. This agreement will remain in effect until September 30, 2020 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Portfolio at least 60 days prior to the end of the period. To the extent that a Portfolio invests securities lending cash collateral in the AB Government Money Market Portfolio, the Adviser has also agreed to waive a portion of the Portfolio's share of the advisory fees of AB Government Money Market Portfolio.

            In connection with the investment by the Portfolios in the AB Government Money Market Portfolio, the Adviser waived its investment management fee from National, California, High Income, New York, Arizona, Massachusetts, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios in the amount of $34,570, $9,748, $36,895, $4,641, $1,774, $1,546, $813, $859, $284, $742 and
$1,499, respectively, for the fiscal year ended May 31, 2019, $32,210, $5,220, $32,608, $15,852, $2,163, $1,079, $699, $1,098, $1,282, $1,865 and $1,227,
respectively, for the fiscal year ended May 31, 2018 and $71,079, $9,490, $106,310, $16,860, $1,405, $3,829, $3,028, $755, $648, $1,189 and $7,700,
respectively, for the fiscal year ended May 31, 2017.

            Certain other clients of the Adviser have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the Adviser's clients (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            The Adviser acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., The AB Portfolios, Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".


Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.


                                                                                            OTHER PUBLIC
                                     PRINCIPAL                        PORTFOLIOS IN         COMPANY
                                     OCCUPATION(S)                    AB FUND               DIRECTORSHIPS
NAME, ADDRESS,*                      DURING PAST FIVE                 COMPLEX               CURRENTLY
AGE                                  YEARS AND OTHER                  OVERSEEN              HELD BY
AND (YEAR ELECTED**)                 INFORMATION                      BY DIRECTOR           DIRECTOR
--------------------                 ------------------               -------------------   ------------------
INDEPENDENT DIRECTORS
---------------------


Marshall C. Turner, Jr.,#            Private Investor since prior to          90            Xilinx, Inc.
Chairman of the Board                2014. Former Chairman and CEO                          (programmable logic
77                                   of Dupont Photomasks, Inc.                             semi-conductors)
(2005)                               (components of semi-conductor                          since 2007
                                     manufacturing). He has
                                     extensive operating leadership,
                                     and venture capital investing
                                     experience, including five
                                     interim or full-time CEO roles,
                                     and prior service as general
                                     partner of institutional
                                     venture capital partnerships.
                                     He also has extensive
                                     non-profit board leadership
                                     experience, and currently
                                     serves on the boards of two
                                     education and science-related
                                     non-profit organizations. He
                                     has served as a director of one
                                     AB Fund since 1992, and
                                     director or trustee of all AB
                                     Funds since 2005. He has been
                                     Chairman of the AB Funds since
                                     January 2014, and the Chairman
                                     of the Independent Directors
                                     Committees of such AB Funds
                                     since February 2014.

Michael J. Downey,#                  Private Investor since prior to          90            None
75                                   2014. Formerly, Chairman of
(2005)                               The Asia Pacific Fund, Inc.
                                     (registered investment company)
                                     since prior to 2014 until
                                     January 2019. From 1987 until
                                     1993, Chairman and CEO of
                                     Prudential Mutual Fund
                                     Management, director of the
                                     Prudential mutual funds, and
                                     member of the Executive
                                     Committee of Prudential
                                     Securities, Inc. He has served
                                     as a director or trustee of the
                                     AB Funds since 2005.

Nancy P. Jacklin,#                   Private Investor since prior to          90            None
71                                   2014. Professorial Lecturer at
(2006)                               the Johns Hopkins School of
                                     Advanced International Studies
                                     (2008-2015). U.S. Executive
                                     Director of the International
                                     Monetary Fund (which is
                                     responsible for ensuring the
                                     stability of the international
                                     monetary system), (December
                                     2002-May 2006); Partner,
                                     Clifford Chance (1992-2002);
                                     Sector Counsel, International
                                     Banking and Finance, and
                                     Associate General Counsel,
                                     Citicorp (1985-1992); Assistant
                                     General Counsel
                                     (International), Federal
                                     Reserve Board of Governors
                                     (1982-1985); and Attorney
                                     Advisor, U.S. Department of the
                                     Treasury (1973-1982). Member
                                     of the Bar of the District of
                                     Columbia and of New York; and
                                     member of the Council on
                                     Foreign Relations. She has
                                     served as a director or trustee
                                     of the AB Funds since 2006 and
                                     has been Chair of the
                                     Governance and Nominating
                                     Committees of the AB Funds
                                     since August 2014.

Carol C. McMullen,#                  Managing Director of Slalom              90            None
64                                   Consulting (consulting) since
(2016)                               2014, private investor and
                                     member of the Advisory Board of
                                     Butcher Box (since 2018).
                                     Formerly, member, Partners
                                     Healthcare Investment Committee
                                     (2010-2019); Director of
                                     Norfolk & Dedham Group (mutual
                                     property and casualty
                                     insurance) from 2011 until
                                     November 2016; Director of
                                     Partners Community Physicians
                                     Organization (healthcare) from
                                     2014 until December 2016; and
                                     Managing Director of The
                                     Crossland Group (consulting)
                                     from 2012 until 2013. She has
                                     held a number of senior
                                     positions in the asset and
                                     wealth management industries,
                                     including at Eastern Bank
                                     (where her roles included
                                     President of Eastern Wealth
                                     Management), Thomson Financial
                                     (Global Head of Sales for
                                     Investment Management), and
                                     Putnam Investments (where her
                                     roles included Chief Investment
                                     Officer, Core and Growth and
                                     Head of Global Investment
                                     Research). She has served on a
                                     number of private company and
                                     non-profit boards, and as a
                                     director or trustee of the AB
                                     Funds since June 2016.

Garry L. Moody,#                     Independent Consultant.                  90            None
67                                   Formerly, Partner, Deloitte &
(2008)                               Touche LLP (1995-2008) where he
                                     held a number of senior
                                     positions, including Vice
                                     Chairman, and U.S. and Global
                                     Investment Management Practice
                                     Managing Partner; President,
                                     Fidelity Accounting and Custody
                                     Services Company (1993-1995),
                                     where he was responsible for
                                     accounting, pricing, custody
                                     and reporting for the Fidelity
                                     mutual funds; and Partner,
                                     Ernst & Young LLP (1975-1993),
                                     where he served as the National
                                     Director of Mutual Fund Tax
                                     Services and Managing Partner
                                     of its Chicago Office Tax
                                     department. He is a member of
                                     the Trustee Advisory Board of
                                     BoardIQ, a biweekly publication
                                     focused on issues and news
                                     affecting directors of mutual
                                     funds. He has served as a
                                     director or trustee, and as
                                     Chairman of the Audit
                                     Committees, of the AB Funds
                                     since 2008.

Earl D. Weiner,#                     Senior Counsel since 2017, Of            90            None
80                                   Counsel from 2007 to 2016, and
(2007)                               Partner prior to then, of the
                                     law firm Sullivan & Cromwell
                                     LLP. He is a former member of
                                     the ABA Federal Regulation of
                                     Securities Committee Task Force
                                     to draft editions of the Fund
                                     Director's Guidebook. He also
                                     serves as a director or trustee
                                     of various non-profit
                                     organizations and has served as
                                     Chairman or Vice Chairman of a
                                     number of them. He has served
                                     as a director or trustee of the
                                     AB Funds since 2007 and served
                                     as Chairman of the Governance
                                     and Nominating Committees of
                                     the AB Funds from 2007 until
                                     August 2014.


INTERESTED DIRECTOR
-------------------


Robert M. Keith,+                    Senior Vice President of the             90            None
1345 Avenue of the Americas          Adviser++ and the head of
New York, NY  10105                  AllianceBernstein Investments,
59                                   Inc. ("ABI")++ since July 2008;
(2010)                               Director of ABI and President
                                     of the AB Mutual Funds.
                                     Previously, he served as
                                     Executive Managing Director of
                                     ABI from December 2006 to June
                                     2008. Prior to joining ABI in
                                     2006, Executive Managing
                                     Director of Bernstein Global
                                     Wealth Management, and prior
                                     thereto, Senior Managing
                                     Director and Global Head of
                                     Client Service and Sales of the
                                     Adviser's institutional
                                     investment management business
                                     since 2004. Prior thereto, he
                                     was Managing Director and Head
                                     of North American Client
                                     Service and Sales in the
                                     Adviser's institutional
                                     investment management business,
                                     with which he had been
                                     associated since prior to 2004.


--------
* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department - Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Funds' Directors.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his affiliation with the Adviser.

++    The Adviser and ABI are affiliates of the Funds.




            The business and affairs of the Funds are overseen by the Boards. Directors who are not "interested persons" of the Funds as defined in the 1940 Act are referred to as "Independent Directors", and Directors who are "interested persons" of the Funds are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.


            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate's educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.


            Each Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Each Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as Director of the Fund, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and non-profit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody, a certified public accountant, has extensive experience in the asset management industry as a senior executive of a large fund complex and as Vice Chairman and U.S. and Global Investment Management Practice Managing Partner for a major accounting firm, and is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice included registered investment companies and as a director or trustee of various non-profit organizations and as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. The Boards are responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with the Funds' investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and each Fund's charter and bylaws. The Boards typically meet in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Boards' general oversight of the Funds' investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

            Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors the Funds' ability to manage risk is subject to substantial limitations.

            Board Committees. Each Fund's Board has three standing committees of the Board - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' accounting and financial reporting policies and practices. The Audit Committee met three times each during each Fund's most recently completed fiscal year.


            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee met four times each during each Fund's most recently completed fiscal year.


            Each Fund's Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by a Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a Portfolio of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds and the candidate's ability to qualify as an Independent Director or Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during each Fund's most recently completed fiscal year.

            The dollar range of each Portfolio's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.



              Dollar Range of Equity Securities in the Portfolios
                            As of December 31, 2018




                            NATIONAL                  HIGH INCOME              NEW YORK          CALIFORNIA
                            PORTFOLIO                 PORTFOLIO                PORTFOLIO         PORTFOLIO
                            ---------                 ---------                ---------         ---------
Michael J. Downey              None                     None                     None              None
Nancy P. Jacklin               $50,001-$100,000         None                     None              None
Robert M. Keith                None                     None                     None              None
Carol C. McMullen              Over $100,000            Over $100,000            None              None
Garry L. Moody                 None                     None                     None              None
Marshall C. Turner, Jr.        None                     None                     None              None
Earl D. Weiner                 None                     None                     None              None






                           ARIZONA                     MASSACHUSETTS             MINNESOTA
                           PORTFOLIO                   PORTFOLIO                 PORTFOLIO
                           ---------                   ---------                 ---------
Michael J. Downey             None                       None                      None
Nancy P. Jacklin              None                       None                      None
Robert M. Keith               None                       None                      None
Carol C. McMullen             None                       None                      None
Garry L. Moody                None                       None                      None
Marshall C. Turner, Jr.       None                       None                      None
Earl D. Weiner                None                       None                      None







                           NEW JERSEY            OHIO                      PENNSYLVANIA              VIRGINIA
                           PORTFOLIO             PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                           ----------            ---------                 ---------                 ----------
Michael J. Downey             None                  None                     None                      None
Nancy P. Jacklin              None                  None                     None                      None
Robert M. Keith               None                  None                     None                      None
Carol C. McMullen             None                  None                     None                      None
Garry L. Moody                None                  None                     None                      None
Marshall C. Turner, Jr.       None                  None                     None                      None
Earl D. Weiner                None                  None                     None                      None




                                  AGGREGATE DOLLAR
                                  RANGE OF EQUITY
                                  SECURITIES IN THE AB
                                  FUND COMPLEX AS OF
                                  DECEMBER 31, 2018
                                  -----------------

Michael J. Downey                   Over $100,000
Nancy P. Jacklin                    Over $100,000
Robert M. Keith                         None
Carol C. McMullen                   Over $100,000
Garry L. Moody                      Over $100,000
Marshall C. Turner, Jr.             Over $100,000
Earl D. Weiner                      Over $100,000



Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.



NAME, ADDRESS*                         POSITION(S)                          PRINCIPAL OCCUPATION
AND AGE                                HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------             ------------------------             -----------------------------

Robert M. Keith,                       President and Chief Executive        See biography above.
59                                     Officer

Robert B. (Guy) Davidson III,          Senior Vice President                Senior Vice President of the
58                                                                          Adviser,** with which he has been
                                                                            associated since prior to 2014.

Terrance T. Hults,                     Vice President                       Senior Vice President of the
53                                                                          Adviser,** with which he has been
                                                                            associated since prior to 2014.

Matthew J. Norton,                     Vice President                       Senior Vice President of the
36                                                                          Adviser,** with which he has been
                                                                            associated since prior to 2014.

Andrew D. Potter,                      Vice President                       Vice President of the Adviser**, with
34                                                                          which he has been associated since
                                                                            prior to 2014.

Emilie D. Wrapp,                       Secretary                            Senior Vice President, Assistant
63                                                                          General Counsel and Assistant
                                                                            Secretary of ABI,** with which she
                                                                            has been associated since prior to
                                                                            2014.

Michael B. Reyes,                      Senior Analyst                       Vice President of the Adviser,**
43                                                                          with which he has been associated
                                                                            since prior to 2014.

Joseph J. Mantineo,                    Treasurer and Chief Financial        Senior Vice President of
60                                     Officer                              ABIS,** with which he has been
                                                                            associated since prior to 2014.

Phyllis J. Clarke,                     Controller                           Vice President of ABIS,** with
58                                                                          which she has been associated since
                                                                            prior to 2014.

Vincent S. Noto,                       Chief Compliance Officer             Senior Vice President since 2015
54                                                                          and Mutual Fund Chief Compliance
                                                                            Officer of the Adviser** since
                                                                            2014. Prior thereto, he was Vice
                                                                            President and Director of Mutual
                                                                            Fund Compliance of the Adviser**
                                                                            since 2012.



--------
* The address for each of the Funds' officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Funds.


            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of a Portfolio. The aggregate compensation paid to each of the Directors by the Portfolios during their fiscal years ended May 31, 2019, the aggregate compensation paid to each of the Directors during calendar year 2018 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.




                             Aggregate         Aggregate
Name of Director             Compensation      Compensation
of the Fund                  from the Fund     from the Fund II
------------------           -------------     ----------------

Michael J. Downey            $      12,990     $      22,732
William H. Foulk, Jr.*       $       6,368     $      11,143
Nancy P. Jacklin             $      13,884     $      24,297
Robert M. Keith              $           0     $           0
Carol C. McMullen            $      12,990     $      22,732
Garry L. Moody               $      14,778     $      25,861
Marshall C. Turner, Jr.      $      20,682     $      36,194
Earl D. Weiner               $      12,990     $      22,732



                                                      Total Number of Investment       Total Number of Investment
                             Total Compensation       Companies in the AB Fund         Portfolios within the AB Fund
                             from the AB Fund         Complex, Including the Fund,     Complex, Including the Fund,
Name of Director             Complex, Including       as to which the Director is a    as to which the Director is a
of the Fund                  Funds                    Director or Trustee              Director or Trustee
------------------           ------------------       -----------------------------    ------------------------------

Michael J. Downey              $    299,250                       25                                90
William H. Foulk, Jr.*         $    299,250                       25                                90
Nancy P. Jacklin               $    319,250                       25                                90
Robert M. Keith                $          0                       25                                90
Carol C. McMullen              $    299,250                       25                                90
Garry L. Moody                 $    339,250                       25                                90
Marshall C. Turner, Jr.        $    480,000                       25                                90
Earl D. Weiner                 $    299,250                       25                                90

--------
*     Mr. Foulk retired as a Director effective December 31, 2018.



            As of September 3, 2019, the Directors and officers of each of the Funds, as a group owned less than 1% of the shares of each Portfolio.


Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------


            The management of, and investment decisions for, the Portfolios' portfolios are made by the Municipal Bond Investment Team. The investment professionals(1) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: R. B. (Guy) Davidson III, Terrance
T. Hults, Matthew J. Norton and Andrew D. Potter. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Funds' Prospectus.


--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges(2) of the Portfolios' equity securities owned directly or beneficially by the Portfolios' portfolio managers as of May 31, 2019 for the High Income Municipal Portfolio and the New York Portfolio are set forth below. The Portfolios' portfolio managers did not directly or beneficially own equity securities in any of the other Portfolios as of May 31, 2019.

--------
(2) The ranges presented include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


                        HIGH INCOME MUNICIPAL PORTFOLIO

R. B. (Guy) Davidson, III                           $500,001-$1,000,000
Terrance T. Hults                                     $10,001-$50,000
Matthew J. Norton                                        $1-$10,000
Andrew D. Potter                                      $10,001-$50,000


                               NEW YORK PORTFOLIO

R. B. (Guy) Davidson, III                                   None
Terrance T. Hults                                     $10,001-$50,000
Matthew J. Norton                                        $1-$10,000
Andrew D. Potter                                            None


            As of May 31, 2019, employees of the Adviser had approximately $42,649,439 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies (other than the Portfolios), other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of May 31, 2019 with regard to all Portfolios.




- National Portfolio


--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26      $21,411,000,000      None          None
Terrance T. Hults           26      $21,411,000,000      None          None
Matthew J. Norton           26      $21,411,000,000      None          None
Andrew D. Potter            26      $21,411,000,000      None          None
--------------------------------------------------------------------------------


- High Income Municipal Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26       $19,922,000,000     None          None
Terrance T. Hults           26       $19,922,000,000     None          None
Matthew J. Norton           26       $19,922,000,000     None          None
Andrew D. Potter            26       $19,922,000,000     None          None
--------------------------------------------------------------------------------


- California Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26      $22,103,000,000      None          None
Terrance T. Hults           26      $22,103,000,000      None          None
Matthew J. Norton           26      $22,103,000,000      None          None
Andrew D. Potter            26      $22,103,000,000      None          None
--------------------------------------------------------------------------------


- New York Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26     $22,280,000,000       None          None
Terrance T. Hults           26     $22,280,000,000       None          None
Matthew J. Norton           26     $22,280,000,000       None          None
Andrew D. Potter            26     $22,280,000,000       None          None
--------------------------------------------------------------------------------


- High Income Municipal Portfolio

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Other Pooled   Other Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   33     $6,276,000,000         1          $8,000,000
Terrance T. Hults          33     $6,276,000,000         1          $8,000,000
Matthew J. Norton          33     $6,276,000,000         1          $8,000,000
Andrew D. Potter           33     $6,276,000,000         1          $8,000,000
--------------------------------------------------------------------------------


- High Income Municipal Portfolio

--------------------------------------------------------------------------------

                               OTHER ACCOUNTS(3)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   327     $34,618,000,000        1        $357,000,000
Terrance T. Hults          327     $34,618,000,000        1        $357,000,000
Matthew J. Norton          327     $34,618,000,000        1        $357,000,000
Andrew D. Potter           327     $34,618,000,000        1        $357,000,000
--------------------------------------------------------------------------------

--------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


- California, New York and National Portfolios

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Other Pooled   Other Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   33     $6,276,000,000         1          $8,000,000
Terrance T. Hults          33     $6,276,000,000         1          $8,000,000
Matthew J. Norton          33     $6,276,000,000         1          $8,000,000
Andrew D. Potter           33     $6,276,000,000         1          $8,000,000
--------------------------------------------------------------------------------


- California, New York and National Portfolios

--------------------------------------------------------------------------------

                               OTHER ACCOUNTS(4)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   327     $34,618,000,000        1        $357,000,000
Terrance T. Hults          327     $34,618,000,000        1        $357,000,000
Matthew J. Norton          327     $34,618,000,000        1        $357,000,000
Andrew D. Potter           327     $34,618,000,000        1        $357,000,000
--------------------------------------------------------------------------------

--------
(4) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.


- Arizona Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26     $22,790,000,000       None          None
Terrance T. Hults           26     $22,790,000,000       None          None
Matthew J. Norton           26     $22,790,000,000       None          None
Andrew D. Potter            26     $22,790,000,000       None          None
--------------------------------------------------------------------------------


- Massachusetts Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26     $22,693,000,000       None          None
Terrance T. Hults           26     $22,693,000,000       None          None
Matthew J. Norton           26     $22,693,000,000       None          None
Andrew D. Potter            26     $22,693,000,000       None          None
--------------------------------------------------------------------------------


- Minnesota Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26     $22,850,000,000       None          None
Terrance T. Hults           26     $22,850,000,000       None          None
Matthew J. Norton           26     $22,850,000,000       None          None
Andrew D. Potter            26     $22,850,000,000       None          None
--------------------------------------------------------------------------------


- New Jersey Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26     $22,817,000,000       None          None
Terrance T. Hults           26     $22,817,000,000       None          None
Matthew J. Norton           26     $22,817,000,000       None          None
Andrew D. Potter            26     $22,817,000,000       None          None
--------------------------------------------------------------------------------


- Ohio Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26     $22,824,000,000       None          None
Terrance T. Hults           26     $22,824,000,000       None          None
Matthew J. Norton           26     $22,824,000,000       None          None
Andrew D. Potter            26     $22,824,000,000       None          None
--------------------------------------------------------------------------------


- Pennsylvania Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26     $22,826,000,000       None          None
Terrance T. Hults           26     $22,826,000,000       None          None
Matthew J. Norton           26     $22,826,000,000       None          None
Andrew D. Potter            26     $22,826,000,000       None          None
--------------------------------------------------------------------------------


- Virginia Portfolio

--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                          Total         Total        Registered     Registered
                          Number of     Assets of    Investment     Investment
                          Registered    Registered   Companies      Companies
                          Investment    Investment   Managed with   Managed with
                          Companies     Companies    Performance-   Performance-
Portfolio Manager         Managed       Managed      based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III    26     $22,697,000,000       None          None
Terrance T. Hults           26     $22,697,000,000       None          None
Matthew J. Norton           26     $22,697,000,000       None          None
Andrew D. Potter            26     $22,697,000,000       None          None
--------------------------------------------------------------------------------


- All Portfolios of Fund II

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Other Pooled   Other Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   33     $6,276,000,000         1          $8,000,000
Terrance T. Hults          33     $6,276,000,000         1          $8,000,000
Matthew J. Norton          33     $6,276,000,000         1          $8,000,000
Andrew D. Potter           33     $6,276,000,000         1          $8,000,000
--------------------------------------------------------------------------------


- All Portfolios of Fund II

--------------------------------------------------------------------------------

                               OTHER ACCOUNTS(5)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   Managed with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   327     $34,618,000,000        1        $357,000,000
Terrance T. Hults          327     $34,618,000,000        1        $357,000,000
Matthew J. Norton          327     $34,618,000,000        1        $357,000,000
Andrew D. Potter           327     $34,618,000,000        1        $357,000,000
--------------------------------------------------------------------------------


--------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolios. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreements
--------------------------------

            Each Fund has entered into a Distribution Services Agreement ("Agreement") with ABI, the Funds' principal underwriter, to permit ABI to distribute the Portfolios' shares and to permit the Portfolio to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B, Class C and Class 1 shares, as applicable, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Rule 12b-1 Plan").

            In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser from time to time and from its own funds or such other resources as may be permitted by rules of the SEC makes payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Rule 12b-1 Plan continues in effect with respect to each class of a Portfolio so long as such continuance is specifically approved at least annually by the Directors and by a majority of the Directors who are not parties to the Agreements or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors or Trustees of the Funds) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto ("Qualified Directors"). Most recently, continuance of the Agreements was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of Qualified Directors at their meetings held on November 6-8, 2018.


            All material amendments to the Rule 12b-1 Plan will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to materially increase the costs that the Portfolios may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of a Portfolio or the class or classes of the Portfolio affected. The Agreement may be terminated (a) by the Portfolio without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Rule 12b-1 Plan or Agreement, any party must give the other parties 60 days' written notice except that a Portfolio may terminate the Rule 12b-1 Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Rule 12b-1 Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C or Class 1 shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to ABI with respect to that class and (ii) the Portfolio would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares, Class C shares and Class 1 shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B, Class C and Class 1 shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

            With respect to Class A shares of the Funds, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Funds in subsequent fiscal years. ABI's compensation with respect to Class B, Class C and Class 1 shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C and Class 1 shares for any given year, however, will probably exceed the distribution services fee payable under each Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as each Rule 12b-1 Plan is in effect.

            Pursuant to the Plan, each class of each Portfolio pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.30% of a Portfolio's aggregate average daily net assets attributable to the Class A shares and 1.00% of a Portfolio's aggregate average daily net assets attributable to the Class B shares and Class C shares to compensate ABI for distribution expenses. For Class A shares, the Board currently limits the distribution services fee to 0.25%. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate daily net assets of a Portfolio attributable to each of the Class A, Class B and Class C shares constitutes a service fee that ABI will use for personal services and/or the maintenance of shareholder accounts.


            During the fiscal year ended May 31, 2019, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

                                              Percentage Per Annum
                                              of the Aggregate
                  Distribution Services       Average Daily Net Assets
                  Fees for Expenditures       Attributable to
Portfolio         Payable to ABI              Class A Shares
---------         ---------------------       ------------------------
National               $ 1,401,897                   0.25%
High Income            $ 1,808,907                   0.25%
New York               $ 1,040,466                   0.25%
California             $ 1,144,647                   0.25%
Arizona                $   253,204                   0.25%
Massachusetts          $   327,172                   0.25%
Minnesota              $   131,717                   0.25%
New Jersey             $   215,999                   0.25%
Ohio                   $   189,756                   0.25%
Pennsylvania           $   190,691                   0.25%
Virginia               $   330,910                   0.25%


            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A shares were as follows:



Category                       National       High Income     New York      California     Arizona       Massachusetts
of Expense                     Portfolio      Portfolio       Portfolio     Portfolio      Portfolio     Portfolio
----------                     ---------      -----------     ---------     ----------     ---------     -------------
Advertising/Marketing          $    38,239    $    48,346     $    28,408   $    31,208    $    6,906     $   8,882

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders      $    11,165    $    14,139     $     8,301   $     9,122    $    2,013     $   2,600

Compensation to Underwriters   $ 1,747,056    $ 2,308,621     $ 1,347,814   $ 1,444,734    $  277,288     $ 351,964

Compensation to Dealers        $   313,953    $   380,351     $   226,158   $   249,080    $   58,383     $  73,745

Compensation to Sales
Personnel                      $   196,899    $   305,487     $   139,901   $   156,722    $   45,477     $  35,768

Interest, Carrying or Other
Financing Charges              $         0    $         0     $         0   $         0    $        0     $       0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting Seminars) $   96,829     $   122,604     $    71,890   $    79,050    $   17,490     $  22,579

Totals                          $2,404,141    $ 3,179,548     $ 1,822,472   $ 1,969,916    $  407,557     $ 495,538


                                Minnesota           New Jersey     Ohio           Pennsylvania      Virginia
Category of Expense             Portfolio           Portfolio      Portfolio      Portfolio         Portfolio
-------------------             ---------           ----------     ---------      ------------      ---------
Advertising/Marketing          $     3,559         $    5,845      $     5,161    $    5,184        $   9,004

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders      $     1,053         $    1,713      $     1,509    $    1,515        $   2,625

Compensation to Underwriters   $   135,501         $  239,675      $   185,147    $  203,682        $ 330,341

Compensation to Dealers        $    32,057         $   49,703      $    44,804    $   43,764        $  76,850

Compensation to Sales
Personnel                      $    18,138         $   26,991      $    19,907    $   18,959        $  36,085

Interest, Carrying or Other
Financing Charges              $         0         $        0      $         0    $        0        $       0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting Seminars) $     9,090         $   14,901      $    13,102    $   13,165        $  22,858

Totals                         $   199,398         $  338,828      $   269,630    $  286,269        $ 477,763


            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows for the period indicated:


                                              Percentage Per Annum
                                              of the Aggregate
                  Distribution Services       Average Daily Net Assets
                  Fees for Expenditures       Attributable to
Portfolio         Payable to ABI              Class B Shares
---------         ---------------------       ------------------------
National               $  1,629                      1.00%
New York               $  2,844                      1.00%
California             $    351                      1.00%
Arizona                $     60                      1.00%
Massachusetts          $    489                      1.00%
Minnesota              $    305                      1.00%
New Jersey             $    635                      1.00%
Ohio                   $    255                      1.00%
Pennsylvania           $    297                      1.00%
Virginia               $    525                      1.00%

            During the fiscal year ended May 31, 2019, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:

Category                       National       New York      California     Arizona       Massachusetts
of Expense                     Portfolio      Portfolio     Portfolio      Portfolio     Portfolio
----------                     ---------      ---------     ----------     ---------     -------------
Advertising/Marketing          $    11        $    19       $     2        $   0          $    3

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders      $     3        $     6       $     1        $   0          $    1


Compensation to Underwriters   $   560        $   662       $   159        $  31          $  120


Compensation to Dealers        $     9        $    15       $    20        $   3          $   28


Compensation to Sales
Personnel                      $    45        $    80       $    11        $   2          $   10


Interest, Carrying or Other
Financing Charges              $     0        $     0       $     0        $   0          $    0


Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting Seminars) $    28        $    48       $     6        $   2          $    9

Totals                         $   656        $   830       $   199        $  38          $  171


                                Minnesota           New Jersey     Ohio           Pennsylvania      Virginia
Category of Expense             Portfolio           Portfolio      Portfolio      Portfolio         Portfolio
-------------------             ---------           ----------     ---------      ------------      ---------
Advertising/Marketing          $      2             $      4       $      2       $      2          $     4

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders      $      1             $      1       $      1       $      1          $     1

Compensation to Underwriters   $    239             $    200       $    172       $    171          $   582

Compensation to Dealers        $     17             $     37       $     15       $      8          $    30

Compensation to Sales
Personnel                      $     15             $     16       $     11       $      7          $    32

Interest, Carrying or Other
Financing Charges              $      0             $      0       $      0       $      0          $     0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting Seminars) $      6             $      11      $      3       $      4          $     9

Totals                         $    280             $     269      $    204       $    193          $   658



            Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows for the period indicated:


                                              Percentage Per Annum
                                              of the Aggregate
                  Distribution Services       Average Daily Net Assets
                  Fees for Expenditures       Attributable to
Portfolio         Payable to ABI              Class C Shares
---------         ---------------------       ------------------------
National               $   811,133                  1.00%
High Income            $ 2,740,934                  1.00%
New York               $   543,176                  1.00%
California             $   447,590                  1.00%
Arizona                $   137,911                  1.00%
Massachusetts          $   326,175                  1.00%
Minnesota              $    69,457                  1.00%
New Jersey             $   116,011                  1.00%
Ohio                   $    98,854                  1.00%
Pennsylvania           $    74,129                  1.00%
Virginia               $   310,460                  1.00%

            During the fiscal year ended May 31, 2019, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows:


Category                       National       High Income     New York      California     Arizona       Massachusetts
of Expense                     Portfolio      Portfolio       Portfolio     Portfolio      Portfolio     Portfolio
----------                     ---------      -----------     ---------     ----------     ---------     -------------

Advertising/Marketing          $    5,492     $    18,632     $    3,673    $    3,033     $      931    $    2,206

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders      $    1,609     $     5,447     $    1,079    $      890     $      273    $      646

Compensation to Underwriters   $  808,601     $ 2,756,979     $  542,062    $  475,838     $  134,881    $  320,171

Compensation to Dealers        $   42,156     $   145,086     $   29,549    $   21,579     $    7,368    $   18,258

Compensation to Sales
Personnel                      $   24,462     $    88,193     $   16,728    $   16,818     $    3,981    $    8,572

Interest, Carrying or Other
Financing Charges              $        0     $         0     $        0    $        0     $        0    $        0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)                      $   13,986     $    47,299     $    9,362    $    7,716     $    2,376    $    5,621

Totals                         $  896,306     $ 3,061,636     $  602,453    $  525,874     $  149,810    $  355,474

                                Minnesota           New Jersey     Ohio           Pennsylvania      Virginia
Category of Expense             Portfolio           Portfolio      Portfolio      Portfolio         Portfolio
-------------------             ---------           ----------     ---------      ------------      ---------
Advertising/Marketing           $     467           $     778      $     664      $     499         $    2,094

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders       $     138           $     230      $     196      $     147         $      615

Compensation to Underwriters    $  68,392           $ 113,422      $  92,609      $  71,870         $  309,482

Compensation to Dealers         $   3,811           $   6,609      $   4,920      $   3,734         $   15,327

Compensation to Sales
Personnel                       $   1,877           $   3,119      $    2,874     $   1,668         $    8,023

Interest, Carrying or Other
Financing Charges               $       0           $       0      $        0     $       0         $        0

Other (Includes Personnel
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting Seminars)  $   1,196           $   1,996      $    1,700     $   1,277         $    5,348

Totals                          $  75,881           $ 126,154      $  102,963     $  79,195         $  340,889

            During the fiscal year ended May 31, 2019, unreimbursed distribution expenses incurred and carried over for reimbursement in future years in respect of the Class B and Class C shares, as applicable, of each Portfolio were as follows:

                                   National     High Income    New York     California    Arizona      Massachusetts
           Class                   Portfolio    Portfolio      Portfolio    Portfolio     Portfolio    Portfolio
           -----                   ---------    -----------    ---------    ----------    ---------    -------------
Class B                            $       0    $       0      $       0    $       0     $      0     $       0
(% of the net assets of Class B)           0%           0%             0%           0%           0%            0%
Class C                            $ 176,508    $ 321,438      $  60,692    $ 110,154     $ 11,927     $  29,209
(% of the net assets of Class C)        0.23%        0.12%          0.12%        0.25%        0.10%         0.10%


                                   Minnesota      New Jersey      Ohio          Pennsylvania     Virginia
           Class                   Portfolio      Portfolio       Portfolio     Portfolio        Portfolio
           -----                   ---------      ----------      ---------     ------------     ---------
Class B                            $      0       $      0        $      0      $      0         $    132
(% of the net assets of Class B)          0%             0%              0%            0%            0.27%
Class C                            $  6,478       $ 10,197        $  4,270      $  5,054         $ 30,635
(% of the net assets of Class C)       0.10%          0.10%           0.05%         0.08%            0.11%


Transfer Agency Agreements
--------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Portfolios. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.


            ABIS receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares, Class Z shares and Advisor Class shares (as applicable) of each Portfolio of the Funds. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, Class Z shares and Advisor Class shares. For the fiscal year ended May 31, 2019, the Fund and Fund II paid ABIS $542,058 and $142,543, respectively, under the transfer agency agreements.


            Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Portfolio, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by a Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by a Portfolio for these services are included in "Other Expenses" under "Fees and Expenses of the Portfolio" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios".


            Class B shares are no longer offered, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of a Portfolio may continue to be exchanged for Class B shares of any other Fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, a Portfolio will continue to offer Class B shares to existing Class B shareholders. Effective November 7, 2019, all sales of Class B shares will cease and all outstanding Class B shares of a Portfolio will automatically be converted to Class A shares of the Portfolio as described in the Prospectus under "Investing in the Portfolios - How to Buy Shares."


General
-------

            Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except the Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. Only the Fund's Portfolios and the Massachusetts Portfolio and Virginia Portfolio offer Advisor Class shares and the High Income Portfolio does not offer Class B shares.

            Investors may purchase shares of a Portfolio either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, each Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Portfolio Shares
------------------------------------------------

            The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Although the Portfolios do not invest in securities of foreign issuers, such investments may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV, ordinarily at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.


            The Portfolios may invest in securities that are, among other things, thinly traded, traded infrequently, or that have a limited public float and there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Portfolios' ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Portfolios will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire those shares, including through an exchange.

            The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Funds and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV per share is computed as of the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A, Class Z and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Funds will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Portfolio Closing Time are priced at the NAV computed as of the Portfolio Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Portfolio Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Funds or their transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Portfolio Closing Time, the price received by the investor will be based on the NAV determined as of the Portfolio Closing Time on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from affiliates in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of Nacha. Telephone purchase requests must be received before the Portfolio Closing Time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after the Portfolio Closing Time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Portfolio Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, the Portfolio will not issue share certificates representing shares of the Portfolio. Ownership of a Portfolio's shares will be shown on the books of the Portfolio's transfer agent.

            Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of CDSC and Class B and Class C shares bear the expense of the CDSC, (ii) depending on the Portfolio, Class B shares and Class C shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to Class B and Class C shareholders because the Class B and Class C shares convert to Class A shares under certain circumstances, and the Class A, Class B, and Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B or Class C shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain Group Retirement Plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $500,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.


            Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively.




Compensation Paid to Principal Underwriter
------------------------------------------


            During the Fund's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $818,597, $601,512 and $588,095, respectively. Of these amounts, ABI received the amounts of $1,904, $0 and $0, respectively, for the National Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the High Income Portfolio were $1,904,038, $1,220,938 and $1,021,155, respectively. Of these amounts, ABI received amounts of $0, $0 and $0, respectively, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the New York Portfolio were $679,545, $542,298 and $504,438, respectively. Of these amounts, ABI received the amounts of $0, $0 and $571, respectively, for the New York Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the California Portfolio were $509,490, $334,146 and $532,687, respectively. Of these amounts, ABI received the amounts of $838, $0 and $0, respectively, for the California Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the Minnesota Portfolio were $56,338, $40,265 and $30,274, respectively. Of these amounts, ABI received the amounts of $286, $0 and $73, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the New Jersey Portfolio were $58,836, $60,361 and $45,665, respectively. Of these amounts, ABI received the amounts of $56, $160 and $113, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the Ohio Portfolio were $34,538, $61,148 and $12,544, respectively. Of these amounts, ABI received the amounts of $0, $0 and $0, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the Pennsylvania Portfolio were $38,626, $20,971 and $14,292, respectively. Of these amounts, ABI received the amounts of $0, $77 and $63, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the Massachusetts Portfolio were $162,139, $93,578 and $48,131, respectively. Of these amounts, ABI received the amounts of $0, $0 and $0, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the Virginia Portfolio were $105,946, $88,990 and $38,426, respectively. Of these amounts, ABI received the amounts of $0, $0 and $4, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During the Fund II's fiscal years ended May 31, 2017, 2018 and 2019, the aggregate amounts of underwriting commission payable with respect to shares of the Arizona Portfolio were $75,778, $91,939 and $54,079, respectively. Of these amounts, ABI received the amounts of $112, $66 and $0, respectively; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).


            The following table shows the CDSCs received by ABI from each share class during the Portfolios' last three fiscal years.


                                           Amounts              Amounts             Amounts
                                           ABI Received         ABI Received        ABI Received
Fiscal Year Ended                          In CDSCs From        In CDSCs From       In CDSCs From
May 31                   Portfolio         Class A Shares       Class B Shares      Class C Shares
-----------------        ---------         --------------       --------------      --------------
2019                     National          $      9,829         $      84           $     4,299
2018                                             14,541                48                 7,057
2017                                             48,514               517                17,074

2019                     High Income       $     30,795               N/A           $    11,714
2018                                             26,895               N/A                16,464
2017                                            158,884               N/A                59,465

2019                     California        $     17,483         $       0           $     4,022
2018                                                920               153                 4,866
2017                                             31,567                 0                 8,635

2019                     New York          $     14,266         $     150           $     1,536
2018                                             24,287                72                 5,467
2017                                             56,838                12                18,100

2019                     Minnesota         $        182         $       0           $       169
2018                                                  0                15                   603
2017                                                  0                 0                 1,339

2019                     New Jersey        $          0         $       0           $        38
2018                                                103                 0                   259
2017                                                179                 0                 1,482

2019                     Ohio              $          0         $       0           $       751
2018                                                  0                 0                   329
2017                                                  0                30                   574

2019                     Pennsylvania      $        129         $       9           $       512
2018                                                  0                 0                   278
2017                                                  0                 0                   549

2019                     Massachusetts     $      2,145         $       0           $       439
2018                                              2,904                 0                 1,719
2017                                              3,193                 0                 3,566

2019                     Virginia          $          0         $       0           $     2,471
2018                                                  0                 0                 1,883
2017                                                  0                 0                 4,323

2019                     Arizona           $        640         $       0           $       537
2018                                                  0                 0                 1,060
2017                                                  8                 0                 1,604


Class A Shares
--------------

            The public offering price of Class A shares is the NAV per share plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------
                                                                       Discount or Commission
  Amount                     As % of Net       As % of the Public    to Dealers or Agents of up
of Purchase                Amount Invested       Offering Price        to % of Offering Price
-----------------------------------------------------------------------------------------------
Up to $100,000                  3.09%                3.00%                     3.00%
$100,000 up to $250,000         2.04                 2.00                      2.00
$250,000 up to $500,000         1.01                 1.00                      1.00
$500,000 and above              0.00                 0.00                      0.00

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Money Market Portfolio that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares-Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $500,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below. Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management division;

            (ii) officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

            (v) participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

            (vi) persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

            (vii) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts";

            (viii) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

            (ix) certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class B Shares
--------------


            Class B shares are no longer offered, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of a Portfolio may continue to be exchanged for Class B shares of any other Fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, a Portfolio will continue to offer Class B shares to existing Class B shareholders. Effective November 7, 2019, all sales of Class B shares will cease and all outstanding Class B shares of a Portfolio will automatically be converted to Class A shares of the Portfolio as described in the Prospectus under "Investing in the Portfolios - How to Buy Shares."


            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.


            Six years after the end of the calendar month in which the shareholder's purchase order was accepted or on November 7, 2019, whichever is earlier, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares. See "Investing in the Portfolios - How to Buy Shares" in the Portfolios' Prospectus for more information about the cessation of sales of Class B shares and conversion to Class A shares on November 7, 2019.


Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

            Ten years after the end of the calendar month in which the shareholder's purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class B and Class C Shares
-------------------------------------------------


            For purposes of conversion to Class A shares, Class B or Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B or Class C shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares. All Class B shares, including those in any sub-accounts, will be converted to Class A shares on November 7, 2019.

            The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending ten years for Class C shares after the end of the calendar month in which the shareholder's purchase order was accepted.


Contingent Deferred Sales Charge
--------------------------------


            Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class B shares that are converted to Class A shares in connection with the conversion on November 7, 2019 will not be subject to a CDSC. Class A share purchases of $500,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain Group Retirement Plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.




            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                               Contingent Deferred Sales
                                               Charge for the Portfolios
     Year Since Purchase               as a % of Dollar Amount Subject to Charge
     -------------------               -----------------------------------------
           First                                        3.00%
           Second                                       2.00%
           Third                                        1.00%
           Fourth                                       None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares.

            Proceeds from the CDSC are paid to ABI and are used by the ABI to defray the expenses of ABI related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code, as amended (the "Code"), and the rules and regulations thereunder, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative,
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $500,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Advisor Class Shares
--------------------

            Advisor Class shares of the New York, California, National, High Income, Massachusetts and Virginia Portfolios may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person, (iv) by the categories of investors described in clauses (i), (iii) and (iv) under "Class A Shares -- Sales at NAV", or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolios in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, a CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

Class Z Shares
--------------


            Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in a Portfolio. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Portfolio.


            Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
--------------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of a Portfolio. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


            Class A Shares. Class A shares are available at NAV to Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.


            Class A shares are also available at NAV to Group Retirement Plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.


            Class B Shares. Class B shares are generally not available for purchase by Group Retirement Plans. However, in certain circumstances, Class B shares may continue to be purchased by Group Retirement Plans that have already selected Class B shares as an investment alternative under their plan.


            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.


            Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

            Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to Group Retirement Plans. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. Because Class Z shares have no CDSC or Rule 12b-1 distribution services fees, plans should consider purchasing Class Z shares, if eligible, rather than Class A shares.


Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio (and/or any other AB Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements". A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AB Mutual Funds include:


AB Bond Fund, Inc.
     -AB All Market Real Return Portfolio
     -AB Bond Inflation Strategy
     -AB FlexFee(TM) High Yield Portfolio
     -AB FlexFee(TM) International Bond Portfolio
     -AB Income Fund
     -AB Limited Duration High Income Portfolio
     -AB Municipal Bond Inflation Strategy
     -AB Short Duration Income Portfolio
     -AB Tax-Aware Fixed Income Portfolio
     -AB Total Return Bond Portfolio
AB Cap Fund, Inc.
     -AB All China Equity Portfolio
     -AB All Market Income Portfolio
     -AB Concentrated Growth Fund
     -AB Concentrated International Growth Portfolio
     -AB Emerging Markets Multi-Asset Portfolio
     -AB FlexFee(TM) Core Opportunities Portfolio
     -AB FlexFee(TM) Emerging Markets Growth Portfolio
     -AB FlexFee(TM) International Strategic Core Portfolio
     -AB FlexFee(TM) Large Cap Growth Portfolio
     -AB FlexFee(TM) US Thematic Portfolio
     -AB Global Core Equity Portfolio
     -AB International Strategic Core Portfolio
     -AB Multi-Manager Select Retirement Allocation Fund
     -AB Multi-Manager Select 2010 Fund
     -AB Multi-Manager Select 2015 Fund
     -AB Multi-Manager Select 2020 Fund
     -AB Multi-Manager Select 2025 Fund
     -AB Multi-Manager Select 2030 Fund
     -AB Multi-Manager Select 2035 Fund
     -AB Multi-Manager Select 2040 Fund
     -AB Multi-Manager Select 2045 Fund
     -AB Multi-Manager Select 2050 Fund
     -AB Multi-Manager Select 2055 Fund
     -AB Multi-Manager Select 2060 Fund
     -AB Select US Equity Portfolio
     -AB Select US Long/Short Portfolio
     -AB Small Cap Growth Portfolio
     -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Fixed-Income Shares, Inc.
     -AB Government Money Market Portfolio
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB High Income Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
     -AB California Portfolio
     -AB High Income Municipal Portfolio
     -AB National Portfolio
     -AB New York Portfolio
AB Municipal Income Fund II
     -AB Arizona Portfolio
     -AB Massachusetts Portfolio
     -AB Minnesota Portfolio
     -AB New Jersey Portfolio
     -AB Ohio Portfolio
     -AB Pennsylvania Portfolio
     -AB Virginia Portfolio
AB Relative Value Fund, Inc.
AB Sustainable Global Thematic Fund, Inc.
AB Sustainable International Thematic Fund, Inc.
AB Trust
     -AB Discovery Value Fund
     -AB International Value Fund
     -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
     -AB All Market Total Return Portfolio
     -AB Conservative Wealth Strategy
     -AB Growth Fund
     -AB Tax-Managed All Market Income Portfolio
     -AB Tax-Managed Wealth Appreciation Strategy
     -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
     - Intermediate California Municipal Portfolio
     - Intermediate Diversified Municipal Portfolio
     - Intermediate Duration Portfolio
     - Intermediate New York Municipal Portfolio
     - International Portfolio
     - Short Duration Portfolio
     - Tax-Managed International Portfolio


            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total cost of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Portfolio or any other AB Mutual Fund, to qualify for the 2.00% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Portfolio's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Portfolio without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Portfolio shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Portfolio under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Strategy's transfer agent as undeliverable; or

            (b)   your checks remain uncashed for nine months.

            Additional shares of the Portfolio will be purchased at the then current NAV. You should contact the Portfolio's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

            Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay is paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing recordkeeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B--Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------


            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.


            For 2019, ABI expects to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million, for distribution services and education support related to the AB Mutual Funds. In 2018, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and education support related to the AB Mutual Funds.


            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreements" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in the Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


      Advisor Group
      American Enterprise Investment Services
      AXA Advisors
      Cadaret, Grant & Co.
      Citigroup Global Markets
      Citizens Securities
      Commonwealth Financial Network
      Great-West Life & Annuity Insurance Co.
      John Hancock Retirement Plan Services
      JP Morgan Securities
      Lincoln Financial Advisors Corp.
      Lincoln Financial Securities Corp.
      LPL Financial
      Merrill Lynch
      Morgan Stanley
      Northwestern Mutual Investment Services
      PNC Investments
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      UBS Financial Services
      US Bancorp Investments
      Voya Financial Partners
      Waddell & Reed, Inc.
      Wells Fargo Advisors


ABI expects that additional firms may be added to this list from time to time.

            Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios". If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on the Portfolios' behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolios' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolios.

Redemption
----------

            Subject only to the limitations described below, the Funds' Charter or Agreement and Declaration of Trust requires that the Portfolios redeem the shares of each Portfolio tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. The Portfolios expect that they will typically take one to three business days following the receipt of a shareholder's redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days after the day it is received in proper form by a Portfolio by the Portfolio Closing Time. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.


            A Portfolio may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Portfolio by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. The Portfolio will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while the Portfolio conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports the Portfolio's belief that actual or attempted financial exploitation has occurred or is occurring, the Portfolio may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term "Specified Adult" refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.


            Payment of the redemption price normally will be made in cash but may be made, at the option of a Portfolio, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Funds containing a request for redemption. The Portfolios may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolios with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Portfolios. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made before the Portfolio Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each shareholder is eligible to request redemption by check of Portfolio shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Portfolio Closing Time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Portfolios reserve the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Portfolios, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Portfolios reasonably believe to be genuine. The Portfolios will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Portfolios did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            Redemptions Through Intermediaries. A Portfolio may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Portfolio Closing Time will be executed at the NAV determined as of the Portfolio Closing Time on that day if received by ABI prior to a designated later time (pursuant to an agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure
---------------

            Each Portfolio reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Portfolio is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a Group Retirement Plan, your program or retirement program may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Portfolio for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class B, Class C, Class Z shares of the Portfolio for Advisor Class shares of the Portfolio or Class C shares of the Fund for Class A shares of the Portfolio.

            Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Portfolio Closing Time on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B or Class C shares, for the purpose of conversion to Class A shares. After an exchange, your Class B or Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B or Class C shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A, Class B, Class C or Class Z shares of a Portfolio for Advisor Class shares or Class C shares for Class A shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Portfolio Closing Time, on a Fund business day. Telephone requests for exchange received before the Portfolio Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036 as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

Checkwriting
------------

            A new Class A or Class C investor may fill out the Signature Card which is included in the Mutual Fund Application to authorize the Funds to arrange for a checkwriting service through State Street Bank and Trust Company ("State Street") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Funds by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Funds and State Street each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

            When a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Funds to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, State Street has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to State Street for payment.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Portfolio is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which the security is traded (as determined by the Adviser);

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;


            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes, the Adviser will utilize the broker quote which it believes to be the most reliable (e.g., the market maker for that security). If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;


            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares are invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

General
-------

            Each Portfolio of each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

            Until the Directors or Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by a Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Funds at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

            Capital gains realized by a Portfolio during the Portfolio's taxable year will be distributed; however the Portfolio may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors or Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B, Class C, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

            The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Funds and assumes that each Portfolio of the Funds qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

            Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

            For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Funds.

            Substantially all of the dividends paid by the Portfolios are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

            Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

            If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

            Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 24%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Portfolio's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

            Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            With respect to OTC options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

            Zero-coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero-coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero-coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

            California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

            New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities or U.S. Government Securities. Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporation tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

            Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. Government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

            Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

            Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota AMT on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

            New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invests only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures contracts, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.

            Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio corporate franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

            Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax.

            Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Boards, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for each of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            Most transactions for the Portfolios, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and ask price.

            No Portfolio has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

            Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolio. While it is impractical to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with the Portfolio.

            Investment decisions for a Portfolio are made independently from those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio or one more of such other investment companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly, when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio.

            Allocations are made by the officers of the Funds or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the trading department of the Adviser.

            The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Portfolios to ensure consistent quality executions. This information is reported to the Adviser's Brokerage Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Portfolio's transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.


            The Portfolios did not pay any brokerage commissions for the three most recent fiscal years ended May 31, 2017, May 31, 2018 and May 31, 2019.


            The Portfolios may, from time to time, place orders for the purchase or sale of securities with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances the placement of orders with the Affiliated Brokers would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The Portfolios paid no brokerage commissions to the Affiliated Brokers during the three most recent fiscal years.

            As of the end of the most recent fiscal period, the Funds did not hold securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

Disclosure of Portfolio Holdings
--------------------------------

            The Funds believe that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Funds also believe that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of a Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

            Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.abfunds.com). The Adviser generally posts on the website a complete schedule of the Portfolios' securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Portfolios hold, a summary of the Portfolios' top ten holdings (including name and the percentage of each Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Funds' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Funds' Boards on a quarterly basis. If the Directors or Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Portfolio's portfolio holdings: (i) the Funds' independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Funds' custodian in connection with its custody of the assets of the Portfolios;
(iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

            Municipal Income Fund
            ---------------------

            The Fund is a Maryland corporation organized in 1987. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund, Inc. to AllianceBernstein Municipal Income Fund, Inc. Effective January 20, 2015, the Fund changed its name from AllianceBernstein Municipal Income Fund, Inc. to AB Municipal Income Fund, Inc.

            All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes, except that, if approved by the Board and pursuant to the issuance of an exemptive order from the SEC, each holder of stock may be entitled one vote for each dollar of NAV per share of a class. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. The Board may determine whether an issue pertains only to a one class or a particular series where it is not otherwise specified by law. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series or class may not be modified except by the vote of a majority of the aggregate number of shares entitled to be cast such series.

            Municipal Income Fund II
            ------------------------

            Fund II is a Massachusetts business trust organized in 1993. Effective March 31, 2003, Fund II changed its name from Alliance Municipal Income Fund II to AllianceBernstein Municipal Income Fund II. Effective January 20, 2015, Fund II changed its name from AllianceBernstein Municipal Income Fund II to AB Municipal Income Fund II.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

            All Funds
            ---------

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses; Class B shares convert to Class A shares under certain circumstances; and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Funds' Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

            The Boards are authorized to issue and sell shares of a Portfolio and reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and applicable law.

Principal and Controlling Holders
---------------------------------

                               NATIONAL PORTFOLIO


            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                                3,033,511          5.50%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             7,269,738         13.19%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                 4,512,085          8.18%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              3,861,951          7.01%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              4,330,030          7.85%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                4,262,476          7.73%

Wells Fargo Clearing Services LLC
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              7,079,293         12.84%

CLASS B SHARES
--------------

Ascensus Trust Company
C/F Bruce R. Simones IRA Rollover
La Crosse, WI 54601-4257                                    1,014          7.88%

Kellie A. Carnahan & Randy J. Carnahan
JTWROS
New Baltimore, MI 48047-5501                                  812          6.31%

Denise Diaco TOD/DE
Reno, NV 89502-2561                                         1,268          9.84%

Rickie C. Knapp
Brooklyn, NY 11224-4129                                     4,866         37.79%

Yolanda A. Williams DDS
Opelousas, LA 70570-1413                                    2,028         15.75%

CLASS C SHARES
--------------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                                   374,789          5.56%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             1,064,584         15.79%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   485,350          7.20%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                388,697          5.76%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                880,760         13.06%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                  677,064         10.04%

Wells Fargo Clearing Services, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                966,078         14.33%

ADVISOR CLASS SHARES
--------------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                            4,624,779          5.33%

LPL Financial
Omnibus Customer Account
Attn: Mutual Funds Trading
4707 Executive Drive
San Diego, CA 92121-3091                                4,470,602          5.15%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             7,114,367          8.20%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                 4,679,150          5.39%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              8,554,293          9.86%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             11,593,117         13.37%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                          23,664,070         27.28%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                               11,828,802         13.64%

            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


                             HIGH INCOME PORTFOLIO

            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:


                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

Charles Schwab & Co., Inc.
Special Custody Account FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                            3,925,583          5.83%

J.P. Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY  11245-0001                                5,818,647          8.64%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            10,706,593         15.89%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                10,463,057         15.53%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              5,012,320          7.44%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              7,584,691         11.26%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                4,984,920          7.40%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              7,418,996         11.01%

CLASS C SHARES
--------------

Charles Schwab & Co. Inc.
Special Custody Acct. FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                            1,835,123          8.35%

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                                 1,394,539          6.34%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             4,272,174         19.43%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                 2,172,937          9.88%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                             1,782,657          8.11%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                           1,236,511          5.62%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                1,521,211          6.92%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              4,572,772         20.80%

ADVISOR CLASS SHARES
--------------------

Edward D. Jones & Co.
For the Benefit of Customers
Attn: Terrance Spencer
12555 Manchester Road
Saint Louis, MO  63131-3710                            11,993,772          6.75%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                            25,008,491         14.07%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                17,356,173          9.76%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                             13,465,325          7.57%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             23,474,195         13.21%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                               15,025,357          8.45%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              9,439,089          5.31%


            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


                               NEW YORK PORTFOLIO


            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

J.P. Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY  11245-0001                                9,972,546         22.00%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                 4,104,859          9.05%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              5,713,435         12.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              9,432,425         20.81%

CLASS B SHARES
--------------

Mitchell Block TOD/DE
Malaga, Spain                                               2,352         22.17%

Mark Daitsman
Brooklyn, NY 11224-4120                                     2,915         27.48%

Anne McGovern
Sunnyside, NY 11104-2529                                    1,151         10.85%

Lilibeth A. Pereyra
Bergenfield, NJ 07621-3221                                    762          7.18%

Rodemar A. Perez & Genalyn S. Perez
JTWROS
East Brunswick, NJ 08816-2384                               1,659         15.64%

Gary S. Roth TOD/DE
Brooklyn, NY 12224-4658                                     1,255         11.83%

CLASS C SHARES
--------------

J.P. Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY  11245-0001                                1,612,531         32.86%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               281,701          5.74%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   251,416          5.12%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              1,422,481         28.98%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                455,856          9.29%

ADVISOR CLASS SHARES
--------------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA 94105-1905                            2,712,429         18.36%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                                1,033,350          6.99%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             1,312,272          8.88%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   747,840          5.06%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              1,047,775          7.09%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              2,001,405         13.54%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                1,095,053          7.41%

            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


                              CALIFORNIA PORTFOLIO

            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:


                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                                 2,973,913          6.46%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                2,332,328          5.07%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             5,817,777         12.64%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                 4,863,953         10.56%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              2,430,113          5.28%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              5,010,077         10.88%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                2,363,870          5.13%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              8,987,217         19.52%

CLASS B SHARES
--------------

Jeannie Chin TOD/DE
Hacienda Heights, CA 91745-6502                               755         25.41%

Alfretta F. Earnest
Chino, CA 91710-2185                                          400         13.46%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                  1,787         60.13%

CLASS C SHARES
--------------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY  11245-0001                                  440,820         11.80%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                                  413,754         11.08%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               283,935          7.60%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   490,360         13.13%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                383,490         10.27%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                  279,868          7.49%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                                865,001         23.16%

ADVISOR CLASS SHARES
--------------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                              3,397,682         11.82%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                                1,956,272          6.80%

MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             5,881,356         20.46%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                 4,641,631         16.14%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              2,981,800         10.37%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              2,154,935          7.49%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                1,556,159          5.41%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              2,785,856          9.69%

            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.

                               ARIZONA PORTFOLIO


            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                941,902          9.83%

Edward D. Jones & Co.
For the Benefit of Customers
Attn: Terrance Spencer
12555 Manchester Road
Saint Louis, MO  63131-3710                               596,523          6.22%

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY  11245-0001                                1,394,883         14.56%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               645,703          6.74%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   877,365          9.16%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              1,069,204         11.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                720,965          7.52%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                  504,060          5.26%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                              1,349,306         14.08%


CLASS B SHARES
--------------

Thomas W. Vogt
Mesa, AZ 85213-2420                                           373         95.37%

CLASS C SHARES
--------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                 58,653          6.27%

Charles Schwab & Co., Inc.
Special Custody Account FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                               67,244          7.19%

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY  11245-0001                                  105,368         11.26%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                    63,342          6.77%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                 65,772          7.03%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                   55,013          5.88%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               312,828         33.43%

            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


                            MASSACHUSETTS PORTFOLIO



            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

Charles Schwab & Co., Inc.
Special Custody Acct FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                              648,956          5.82%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             1,798,156         16.12%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              3,033,114         27.19%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                838,328          7.52%

UBS WM USA
Omnibus Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                  573,931          5.14%

CLASS B SHARES
--------------

Jeffrey P. O'Connor
West Springfield, MA  01089-2708                            1,930         67.85%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                       835         29.36%

CLASS C SHARES
--------------

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                                  462,788         19.89%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               486,544         20.91%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                150,738          6.48%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                205,889          8.85%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn: Mutual Funds Operations Manager
60 S. 6th Street, MSC P08
Minneapolis, MN 55402-4413                                128,380          5.52%

ADVISOR CLASS SHARES
--------------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                967,240         17.83%

Charles Schwab & Co., Inc.
Special Custody Acct. FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                              279,337          5.15%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               272,133          5.02%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              1,246,212         22.98%

SEI Private Trust Co.
c/o Rockland Trust
1 Freedom Valley Drive
Oaks, PA 19456-9989                                     1,374,562         25.34%

      A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


                              MINNESOTA PORTFOLIO


            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                546,136         10.62%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                                  281,409          5.47%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                905,109         17.59%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing Omnibus
Attn: Mutual Fund Operations Manager
60 S. 6th St., MSC P08
Minneapolis, MN  55402-4413                               680,992         13.24%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               556,887         10.82%

CLASS B SHARES
--------------

Herb Millington
Circle Pines, MN 55014-1816                                 1,684         98.08%

CLASS C SHARES
--------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                 32,846          5.98%

Edward D. Jones & Co.
For the Benefit of Customers
Attn: Terrance Spencer
12555 Manchester Road
Saint Louis, MO  63131-3710                                28,026          5.10%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                 36,122          6.58%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ  07086-6761                                  44,196          8.05%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                                94,262         17.17%

            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


                              NEW JERSEY PORTFOLIO


            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY 11245-0001                                   453,821          5.60%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               880,386         10.87%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   482,561          5.96%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                977,333         12.06%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                              1,121,436         13.84%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ  07086-6761                                 414,047          5.11%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                             1,331,964         16.44%

CLASS B SHARES
--------------

Girolamo Amato & Josephine Amato, JTWROS
Rockaway, NJ 07866-1635                                       641         47.77%

Nicole Bonner & Joseph P. Bonner
JTWROS
Manahawkin, NJ 08050-7820                                     439         32.72%

Helen S. O'Neill
Bridgewater, NJ 08807-3756                                    221         16.48%

CLASS C SHARES
--------------

JPMorgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY  11245-0001                                   76,442          8.22%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               247,617         26.61%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                    62,658          6.73%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                 55,637          5.98%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                 52,986          5.70%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               239,681         25.76%

      A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


                                 OHIO PORTFOLIO


            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                860,223         11.36%

JP Morgan Securities LLC
For the Exclusive Benefit of Customers
4 Chase Metrotech Center
Brooklyn, NY  11245-0001                                  867,360         11.45%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               539,614          7.12%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                747,224          9.86%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                823,442         10.87%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing Omnibus
Attn: Mutual Funds Operations Manager
60 S. 6th Street, MSC P08
Minneapolis, MN 55402-4413                                519,755          6.86%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ  07086-6761                                 550,449          7.27%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               693,932          9.16%

CLASS B SHARES
--------------

Marsha I. Grigsby TOD/DE
Dublin, OH  43016-3274                                      2,558         99.31%

CLASS C SHARES
---------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                 84,223         11.42%

Charles Schwab & Co., Inc.
Special Custody Acct. FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                               44,123          5.98%

Edward D. Jones & Co.
For the Benefit of Customers
Attn: Terrance Spencer
12555 Manchester Road
Saint Louis, MO  63131-3710                                51,411          6.97%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                                   54,672          7.41%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                                46,552          6.31%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                 53,063          7.19%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                 98,797         13.39%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                   39,136          5.30%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                                73,879         10.01%

            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.

                             PENNSYLVANIA PORTFOLIO


            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

Charles Schwab & Co., Inc.
Special Custody Account FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                              427,551          6.03%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                  776,801         10.95%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               391,540          5.52%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   401,510          5.66%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                              1,886,687         26.61%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                466,106          6.57%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                  370,012          5.22%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               595,124          8.39%

CLASS B SHARES
--------------

Ann C. Kindig TOD/DE
Middlesburg, PA  17842                                      1,601         84.07%

Gwendolyn L. Slack & Michael A. Slack
JTWROS
Millheim, PA 16854-0368                                       244         12.83%

CLASS C SHARES
--------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                 23,607          5.02%

Charles Schwab & Co., Inc.
Special Custody Acct. FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                               31,949          6.79%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091                                   30,841          6.56%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                                61,555         13.09%

Carolyn A. Walker & Stephen E. Walker
JTWROS
Camp Hill, PA 17011-7911                                   28,145          5.98%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               201,668         42.88%

            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


                               VIRGINIA PORTFOLIO


            To the knowledge of the Portfolio, as of September 3, 2019, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Portfolio:

                                                     NO. OF SHARES         % OF
NAME AND ADDRESS                                       OF CLASS            CLASS
----------------                                     -------------         -----

CLASS A SHARES
--------------

Charles Schwab & Co., Inc.
Special Custody Acct. FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905                              767,125          6.68%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA  92121-3091                                 839,153          7.31%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                             2,029,192         17.67%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   786,650          6.85%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                833,585          7.26%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                689,468          6.01%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                             1,614,974         14.07%

CLASS B SHARES
--------------

Thomas J. Felker &
Cheryl A. Felker JTWROS
Chesterfield, VA 23832-3778                                   668         16.78%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA  92121-3091                                     915         22.99%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                               2,078         52.23%

Charles S. Schmid
Amherst, VA 24521-4220                                        278          6.99%

CLASS C SHARES
--------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                200,910          9.45%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               683,647         32.14%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   108,802          5.12%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                174,940          8.23%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                             121,806          5.73%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               304,393         14.31%

ADVISOR CLASS SHARES
--------------------

American Enterprise Investment Services
707 2nd Ave. South
Minneapolis, MN 55402-2405                                544,067         11.10%

LPL Financial
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA  92121-3091                                 495,649         10.11%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL 32246-6484                               558,663         11.39%

Morgan Stanley Smith Barney LLC
For the Exclusive Benefit of Its Customers
1 New York Plaza, 12th Floor
New York, NY 10004-1965                                   534,409         10.90%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Boulevard, 4th Floor
Jersey City, NJ 07310-1995                                314,272          6.41%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                259,235          5.29%

Raymond James
Omnibus for Mutual Funds
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1102                             290,621          5.93%

UBS WM USA
Omni Account M/F
Attn: Department Manager
Special Custody Account EBOC UBSFSI
1000 Harbor Boulevard
Weehawken, NJ 07086-6761                                  880,347         17.95%

Wells Fargo Clearing Services, LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                               658,778         13.43%

            A shareholder who beneficially owns more than 25% of a Portfolio's outstanding voting securities is presumed to "control" the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Portfolio, no person beneficially owned more than 25% of the Portfolio's outstanding voting securities as of September 3, 2019.


Custodian and Accounting Agent
------------------------------

            State Street, c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, acts as custodian for the securities and cash of the Funds and as their accounting agent but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreements between the Funds and ABI, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

            The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix B.


            Information regarding how each Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2019 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.abfunds.com; or both; and (2) on the SEC's website at www.sec.gov.


Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of AB Municipal Income Fund, Inc. for the fiscal year ended May 31, 2019, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated May 31, 2019, was filed on Form N-CSR with the SEC on August 1, 2019.

            The financial statements of AB Municipal Income Fund II for the fiscal year ended May 31, 2019, and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund II's annual report. The annual report, dated May 31, 2019, was filed on Form N-CSR with the SEC on August 1, 2019.


            The annual reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

--------------------------------------------------------------------------------

                 APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Securities Ratings
------------------

            The ratings of fixed-income securities by NRSROs including S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            The Adviser generally uses ratings issued by S&P, Moody's and Fitch. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

S&P Bond Ratings
----------------


            AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

            AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

            A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

            BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

            BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

            B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

            CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

            CC--Debt rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

            C--Debt rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

            D--Debt rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

            Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            NR--Debt designated NR is not rated.



Moody's Bond Ratings
--------------------


            Aaa--Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa--Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

            A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations and are subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

            Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba--Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B--Bonds which are rated B are considered speculative and are subject to high credit risk.

            Caa--Bonds which are rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

            Ca--Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

            C--Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

            Absence of Rating--Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the quality of the issue.

            Should no rating be assigned, the reason may be one of the following:

            1. An application for rating was not received or accepted.

            2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

            3. There is a lack of essential data pertaining to the issue or issuer.

            4. The issue was privately placed, in which case the rating is not published in Moody's publications.

            Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

            Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.


Short-Term Municipal Loans
--------------------------

            Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

            S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

            "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
-------------

International Long-Term Credit Ratings
--------------------------------------


            AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

            A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse business or economic conditions and circumstances than bonds with higher ratings.

            BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

            BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

            B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

            CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

            CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

            C--Bonds are in imminent default in payment of interest or principal.

            Defaulted obligations are typically rated in the CCC to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

            Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.



Fitch Ratings
-------------

International Short-Term Credit Ratings
---------------------------------------

            F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

            F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            RD - Restricted Default. An entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

            D - Default. Denotes actual or imminent payment default.

            Notes to Long-term and Short-term ratings:

            "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1.

            'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

            Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

            A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

            While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

            For minimum rating(s) requirements for the Portfolios' securities, please refer to "Additional Information About the Portfolios' Risks and
Investments: Municipal Securities" in the Prospectus.

A/B(R)
[LOGO]

--------------------------------------------------------------------------------

                                  APPENDIX B:

                  PROXY VOTING AND GOVERNANCE POLICY STATEMENT

--------------------------------------------------------------------------------

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting and Governance Policy ("Proxy Voting and Governance Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

Our Proxy Voting and Governance Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www. alliancebernstein.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are "bundled" on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals:  Appointment of Auditors
-------------------------------------------
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------
These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC's framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

                                     PART C
                               OTHER INFORMATION

ITEM 28.    Exhibits
            --------

            (a)   (1)   Agreement and Declaration of Trust of the Registrant -
                        Incorporated by reference to Exhibit 1 to Post-Effective
                        Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January
                        30, 1998.

                  (2) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on February 3, 1997.

                  (3) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant dated March 19, 2003 and filed March 28, 2003 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 2004.

                  (4) Certificate of Amendment of the Agreement and Declaration of Trust of the Registrant, effective January 20, 2015 and filed January 23, 2015 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 2015.


                  (5) Certificate of Amendment of the Registrant, effective August 2, 2018 and filed August 16, 2018 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.


            (b) By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 28, 2005.

            (c)   Not applicable.

            (d) Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (d) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2016.

            (e)   (1)   Distribution Services Agreement between the Registrant
                        and AllianceBernstein Investments, Inc. (formerly
                        Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment
                        No. 10 to Registrant's Registration Statement on Form
                        N-1A (File Nos. 33-60560 and 811-07618), filed with the
                        Securities and Exchange Commission on January 30, 1998.

                  (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on February 3, 1997.

                  (3) Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2016.

                  (4) Form of Selected Agreement for Broker-Dealers between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(7) to Post-Effective Amendment No. 112 of the Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

                  (5) Form of Selected Agent Agreement for Depository Institutions and their Subsidiaries between AllianceBernstein Investments, Inc. and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 112 of the Registration Statement on Form N-1A of The AB Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2017.

                  (6) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (7) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (8) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit
                        (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.


                  (9) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.), dated August 2, 2018 - Filed herewith.


            (f)   Not applicable.

            (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

            (h)   (1)   Transfer Agency Agreement between Registrant and
                        AllianceBernstein Investor Services, Inc. (formerly
                        Alliance Fund Services, Inc.)- Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 to
                        Registrant's Registration Statement on Form N-1A (File
                        Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on January 30, 1998.

                  (2) Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2016.

                  (3) Management Fee Waiver Undertaking, dated June 1, 2016, by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 172 of the Registration Statement on Form N-1A of AB Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on February 23, 2018.


                  (4) Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund II. - AB Arizona Portfolio, dated August 2, 2018 - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.

                  (5) Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund II. - AB Massachusetts Portfolio, dated August 2, 2018 - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.

                  (6) Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund II. - AB Minnesota Portfolio, dated August 2, 2018 - Incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.

                  (7) Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund II. - AB New Jersey Portfolio, dated August 2, 2018 - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.

                  (8) Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund II. - AB Ohio Portfolio, dated August 2, 2018 - Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.

                  (9) Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund II. - AB Pennsylvania Portfolio, dated August 2, 2018 - Incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.

                  (10) Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AB Municipal Income Fund II. - AB Virginia Portfolio, dated August 2, 2018 - Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.


            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

            (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

            (k)   Not applicable.

            (l)   Not applicable.

            (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.


            (n) Amended and Restated Rule 18f-3 Plan, dated August 2, 2018 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.


            (o)   Reserved.

            (p)   (1)   Code of Ethics for the Fund - Incorporated by reference
                        to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of
                        AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and
                        811-02383), filed with the Securities and Exchange
                        Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

                  (2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 26, 2014.

Other Exhibits:


            Powers of Attorney for: Michael J. Downey, Nancy P. Jacklin, Robert
            M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 33-60560 and 811-07618), filed with the Securities and Exchange Commission on September 28, 2018.


ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article 8 and Article 3 of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 28 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.

            The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement filed as Exhibit (d) in response to Item 28 of this Registration Statement, as set forth below.

            Article VIII of Registrant's Agreement and Declaration of Trust reads as follows:

                  "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

                  The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

                  SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

                  SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

                  SECTION 8.4. Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this
                  Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
                  (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and
                  (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                  SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

                  SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

                  Article III of Registrant's Agreement and Declaration of Trust reads, in pertinent part, as follows:

                  "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                        (s) Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

            The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") (formerly, Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act", free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

            The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust (and any amendments thereto), the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (d) and (e)(1), respectively, in response to Item 28 and each of which are incorporated by reference herein.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee" was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct" or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.    Business and Other Connections of Adviser.

                  The descriptions of AllianceBernstein L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                  Information as to the directors and executive officers of AllianceBernstein L.P. set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters

            (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant and is the Principal Underwriter for the following registered investment companies:

            AB Bond Fund, Inc.
            AB Cap Fund, Inc.
            AB Core Opportunities Fund, Inc.
            AB Corporate Shares
            AB Discovery Growth Fund, Inc.
            AB Equity Income Fund, Inc.
            AB Fixed-Income Shares, Inc.
            AB Global Bond Fund, Inc.
            AB Global Real Estate Investment Fund, Inc.
            AB Global Risk Allocation Fund, Inc.
            AB High Income Fund, Inc.
            AB Institutional Funds, Inc.
            AB Intermediate California Municipal Portfolio(1) AB Intermediate Diversified Municipal Portfolio(1) AB Intermediate New York Municipal Portfolio(1)
            AB International Portfolio(2)
            AB Large Cap Growth Fund, Inc.
            AB Municipal Income Fund, Inc.
            AB Relative Value Fund, Inc.
            AB Short Duration Portfolio(3)
            AB Sustainable Global Thematic Fund, Inc.
            AB Sustainable International Thematic Fund, Inc. AB Tax-Managed International Portfolio(4)
            AB Trust
            AB Unconstrained Bond Fund, Inc.
            AB Variable Products Series Fund, Inc.
            Emerging Markets Portfolio(5)
            Sanford C. Bernstein Fund II, Inc.
            The AB Portfolios

_______________________________
1 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.

2 This is a Portfolio of Sanford C.
Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.

3 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.

4 This is a Portfolio of Sanford C. Bernstein
Fund, Inc. which consists of AB Classes A, B, C and Z Shares.

5 This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.



                            POSITIONS AND                  POSITIONS AND
                            OFFICES WITH                   OFFICES WITH
NAME                        UNDERWRITER                    REGISTRANT
----                        -----------                    ----------

Directors
---------

Robert M. Keith             Director                       President and Chief
                                                           Executive Officer
Christopher Bricker         Director

Laurence E. Cranch          Director

Gary Krueger                Director

David Lesser                Director

Mark R. Manley              Director, and Secretary

William Siemers             Director

Officers
--------

Emilie D. Wrapp             Senior Vice President,         Clerk
                            Assistant General Counsel and
                            Assistant Secretary

Laurence H. Bertan          Senior Vice President and
                            Assistant Secretary

Richard A. Brink            Senior Vice President

Peter G. Callahan           Senior Vice President

Kevin T. Cannon             Senior Vice President

Michael A. Capella          Senior Vice President

Flora Chi Ju Chuang         Senior Vice President

Russell R. Corby            Senior Vice President

Jose Cosio                  Senior Vice President

John W. Cronin              Senior Vice President

Silvio Cruz                 Senior Vice President

Christine M. Dehil          Senior Vice President

John C. Endahl              Senior Vice President

John Edward English         Senior Vice President

Daniel Ennis                Senior Vice President

Robert K. Forrester         Senior Vice President

Mark A. Gessner             Senior Vice President

Kenneth L. Haman            Senior Vice President

Michael S. Hart             Senior Vice President

Ajai M. Kaul                Senior Vice President

Scott M. Krauthamer         Senior Vice President

Jonathan M. Liang           Senior Vice President

Karen (Yeow Ping) Lim       Senior Vice President

James M. Liptrot            Senior Vice President and
                            Assistant Controller

William Marsalise           Senior Vice President

Brendan Murray              Senior Vice President

Joanna D. Murray            Senior Vice President

John J. O'Connor            Senior Vice President

Suchet Padhye (Pandurang)   Senior Vice President

Guy Prochilo                Senior Vice President

John D. Prosperi            Senior Vice President

Kevin Rosenfeld             Senior Vice President

Miguel A. Rozensztroch      Senior Vice President

John Schmidt                Senior Vice President

Nelson Kin Hung Shek        Senior Vice President

Elizabeth M. Smith          Senior Vice President

Christian G. Wilson         Senior Vice President

Derek Yung                  Senior Vice President

Robert J. Amberger          Vice President

Elizabeth Anderson          Vice President

Eric Anderson               Vice President

Constantin L. Andreae       Vice President

Steven Arts                 Vice President

Helena Bayer                Vice President

DeAnna D. Beedy             Vice President

Corey S. Beckerman          Vice President

Christopher M. Berenbroick  Vice President

Chris Boeker                Vice President

Brandon W. Born             Vice President

James J. Bracken            Vice President

Robert A. Brazofsky         Vice President

Friederike Grote Brink      Vice President

James Broderick             Vice President

Steven B. Bruce             Vice President

Kathleen Byrnes             Vice President

Christopher J. Carrelha     Vice President

Tso Hsiang Chang            Vice President

Chester Chappell            Vice President

Debby Jui Ying Cheng        Vice President

Mikhail Cheskis             Vice President

Daisy (Sze Kie) Chung       Vice President

Peter T. Collins            Vice President

Joseph (Don) Connell        Vice President

Dwight P. Cornell           Vice President

Nora E. (Murphy) Connerty   Vice President

Massimo Dalla Vedova        Vice President

Francesca Dattola           Vice President

Kevin M. Dausch             Vice President

Giovanni De Mare            Vice President

Frank de Wit                Vice President

Michael Deferro             Vice President

Marc J. Della Pia           Vice President

Patrick R. Denis            Vice President

Ralph A. DiMeglio           Vice President

Martin Dilg                 Vice President

Joseph T. Dominguez         Vice President

Barbara Anne Donovan        Vice President

Steve Doss                  Vice President

Sarah Entzeroth Hartzke     Vice President

Gregory M. Erwinski         Vice President

Nathalie Faure              Vice President

Robert Fiorentino           Vice President

Susan A. Flanagan           Vice President

Carey Fortnam               Vice President

Eric C. Freed               Vice President                 Assistant Clerk

Ignacio Fuenzalida          Vice President

Shigehiro Fukuyama          Vice President

Yuko Funato                 Vice President

Ryan Garcia                 Vice President

Kimberly A. Collins Gorab   Vice President

Joseph Haag                 Vice President

Kenneth Handler             Vice President

Gregory Handrahan           Vice President

Brian P. Hanna              Vice President

Terry L. Harris             Vice President

Nancy E. Hay                Vice President                 Assistant Clerk

Philippe Hemery             Vice President

David Henry                 Vice President

Olivier Herson              Vice President

Alexander Hoffmann          Vice President

Brian Horvath               Vice President

Eric S. Indovina            Vice President

Tina Kao                    Vice President

Jeffrey Kelly               Vice President

Amir Khorami                Vice President

Gunnar Knierim              Vice President

Anthony D. Knight           Vice President

Tomas Kukla                 Vice President

Stephen J. Laffey           Vice President and Counsel     Assistant Clerk

Chang Hyun Lee              Vice President

Matthews Lee                Vice President

Ginnie Li                   Vice President

Albert Yen Po Lien          Vice President

Darren L. Luckfield         Vice President

Jim Lui (Chi-Hsiung)        Vice President

Matthew J. Malvey           Vice President

Robert Mancini              Vice President

Todd Mann                   Vice President

Osama Mari                  Vice President

Nicola Meotti               Vice President

Yuji Mihashi                Vice President

Aimee Minora                Vice President

David Mitchell              Vice President

Benjamin Moore              Vice President

Paul S. Moyer               Vice President

Jennifer A. Mulhall         Vice President

Masaru Nakabachi            Vice President

Robert D. Nelms             Vice President

Stephen Nguyen              Vice President

Jamie A. Nieradka           Vice President

Markus Novak                Vice President

Mayumi Okujo                Vice President

Bryan R. Pacana             Vice President

Alex E. Pady                Vice President

David D. Paich              Vice President

Kim Chu Perrington          Vice President

Jared M. Piche              Vice President

Joseph J. Proscia           Vice President

Diana Quesada Mihanovich    Vice President

Damien Ramondo              Vice President

Carol H. Rappa              Vice President

Jessie A. Reich             Vice President

Lauryn A. Rivello           Vice President

Claudio Rondolini           Vice President

Susanne Russotto            Vice President

David Saslowsky             Vice President

Richard A. Schwam           Vice President

Craig Schorr                Vice President

Louis Sideropoulos          Vice President

John F. Skahan              Vice President

Chang Min Song              Vice President

Daniel L. Stack             Vice President

Keng-Hsien Su               Vice President

Yukari Takahashi            Vice President

Scott M. Tatum              Vice President

Derek Tay                   Vice President

James Taylor                Vice President

Kin Yip Keynes Tin          Vice President

Megan Tracy                 Vice President

Andrew Tseng-Chi Tsai       Vice President

Ming Tung  (Ming Kai)       Vice President

Christian B. Verlingo       Vice President

Shimon Wakamatsu            Vice President

Vivi Wang                   Vice President

Raleigh Watson              Vice President

Pascal Weber                Vice President

Wendy Weng                  Vice President

Stephen M. Woetzel          Vice President                 Assistant Controller

Chapman Tsan Wong           Vice President

Brandon Hung-Wen Yang       Vice President

Isabelle (Hsin-I) Yen       Vice President

Oscar Zarazua               Vice President

Martin J. Zayac             Vice President

Armand H. Amrit             Assistant Vice President

Douglas Caggiano            Assistant Vice President

Jessica Chung Hui Chang     Assistant Vice President

Cora Pei Chen               Assistant Vice President

Eddie Pei Yuan Chen         Assistant Vice President

Rita Yi Hua Chen            Assistant Vice President

William Chen                Assistant Vice President

Eun Jun Choi                Assistant Vice President

Melissa Mei Ling Chou       Assistant Vice President

Charles Cochran             Assistant Vice President

Hanna Edelman               Assistant Vice President

Nataliya Fomenko            Assistant Vice President

Isabelle Husson             Assistant Vice President

Naoko Imami                 Assistant Vice President

Eitaro Kajiwara             Assistant Vice President

Yvonne Khng  (Sock Koon)    Assistant Vice President

William R. Krofcheck        Assistant Vice President

John Lancashire             Assistant Vice President

Nathan Lyden                Assistant Vice President

Emily Ming Yi Ma            Assistant Vice President

Sonja Noothout              Assistant Vice President

Miyako Otake                Assistant Vice President

Charissa A. Pal             Assistant Vice President

Brian W. Paulson            Assistant Vice President

Pablo Perez                 Assistant Vice President

Thomas Perini               Assistant Vice President

Kirsten Rieder              Assistant Vice President

Timothy Ryan                Assistant Vice President

Matthew L. Santora          Assistant Vice President

Barbara Stuyt               Assistant Vice President

Michiyo Tanaka              Assistant Vice President

Miyako Taniguchi            Assistant Vice President

Misty Kai-Chen Tseng        Assistant Vice President

Laurence Vandecasteele      Assistant Vice President

William Wielgolewski        Assistant Vice President

Henry M. Winchester         Assistant Vice President

Frank Ching Han Wu          Assistant Vice President

Colin T. Burke              Assistant Secretary



            (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 26th day of September, 2019.


                                        AB MUNICIPAL INCOME FUND II

                                                     By:  /s/ Robert M. Keith
                                                          -------------------
                                                          Robert M. Keith
                                                          President

            Pursuant to the requirements of the Securities Act of l933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                           TITLE                    DATE
---------                           -----                    ----

(1)   Principal Executive
      Officer:


      /s/ Robert M. Keith          President and             September 26, 2019
      -------------------          Chief Executive
      Robert M. Keith              Officer


(2)   Principal Financial and
      Accounting Officer:


      /s/ Joseph J. Mantineo       Treasurer and             September 26, 2019
      ----------------------       Chief Financial Officer
      Joseph J. Mantineo


(3)   All of the Trustees:
      --------------------

      Michael J. Downey*
      Nancy P. Jacklin*
      Robert M. Keith*
      Carol C. McMullen*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


      *By:  /s/ Emilie D. Wrapp                              September 26, 2019
            -------------------
                Emilie D. Wrapp
               (Attorney-in-fact)

                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.             Description of Exhibits
-----------             -----------------------


(e)(9)                  Amendment to Distribution Services Agreement

(i)                     Opinion and Consent of Seward & Kissel LLP

(j)                     Consent of Independent Registered Public Accounting Firm